As filed with the Securities and Exchange Commission on February 25, 2002

                                                        Registration No. 2-14069
                                                                File No. 811-810

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                          |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                         POST-EFFECTIVE AMENDMENT NO. 94                     |X|

                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      |X|
                                AMENDMENT NO. 42                             |X|

                        (CHECK APPROPRIATE BOX OR BOXES.)

                                ---------------

                               PHOENIX SERIES FUND

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                ---------------

                      101 MUNSON STREET, GREENFIELD, MA          01301
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
                          REGISTRANT'S TELEPHONE NUMBER

                                ---------------

                               PAMELA S. SINOFSKY
                            ASSISTANT VICE PRESIDENT
                              AND ASSISTANT COUNSEL
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                           HARTFORD, CONNECTICUT 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------


     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
     BOX):
     [ ]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
     |X|  ON FEBRUARY 28, 2002 PURSUANT TO PARAGRAPH (B), OR
     [ ]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(I)
     [ ]  ON PURSUANT TO PARAGRAPH (A)(I)
     [ ]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(II)
     [ ]  ON PURSUANT TO PARAGRAPH (A)(II) OF RULE 485

     IF APPROPRIATE, CHECK THE FOLLOWING BOX:
     [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

================================================================================

                                               PHOENIX SERIES FUND

                                   CROSS REFERENCE SHEET PURSUANT TO RULE 495(A)

                                                      PART A

                                        INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                                         PROSPECTUS CAPTION
-----------------------------                                                         ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks........................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things You Should Know When Selling Shares;
                                                                        Account Policies; Investor Services; Tax Status
                                                                        of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                                      PART B

                            INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                                      PART C

INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS
                                              REGISTRATION STATEMENT.

                                                                      Prospectus

        February 28, 2002



             -------------
             DUFF&PHELPS
             -------------

             Phoenix-Duff & Phelps
             Core Bond Fund



             ENGEMANN

             Phoenix-Engemann
             Aggressive Growth Fund
             Phoenix-Engemann
             Capital Growth Fund



             |GOODWIN|

             Phoenix-Goodwin
             High Yield Fund
             Phoenix-Goodwin
             Money Market Fund



             OAKHURST

             Phoenix-Oakhurst                                         Neither the Securities and Exchange Commission
             Balanced Fund                                            nor any state securities commission has approved
                                                                      or disapproved of these securities or determined
                                                                      if this prospectus is truthful or complete. Any
                                                                      representation to the contrary is a criminal offense.
                                                                      This prospectus contains important information
                                                                      that you should know before investing in the
                                                                      Phoenix-Duff & Phelps Core Bond Fund, the
                                                                      Phoenix-Engemann Aggressive Growth Fund,
                                                                      the Phoenix-Engemann Capital Growth Fund,
                                                                      the Phoenix-Goodwin High Yield Fund, the
                                                                      Phoenix-Goodwin Money Market Fund, and the
[LOGO] PHOENIX                                                        Phoenix-Oakhurst Balanced Fund. Please read
       INVESTMENT PARTNERS, LTD.                                      it carefully and retain it for future reference.

       A member of The Phoenix Companies, Inc.

                      PHOENIX SERIES FUND
----------------------------------------------------------------------------------------------------------------

                      TABLE OF CONTENTS


                      Phoenix-Duff & Phelps Core Bond Fund
                         Investment Risk and Return Summary...............................................     1
                         Fund Expenses....................................................................     4
                         Management of the Fund...........................................................     5
                      Phoenix-Engemann Aggressive Growth Fund
                         Investment Risk and Return Summary...............................................     6
                         Fund Expenses....................................................................     9
                         Management of the Fund...........................................................    10
                      Phoenix-Engemann Capital Growth Fund
                         Investment Risk and Return Summary...............................................    12
                         Fund Expenses....................................................................    15
                         Management of the Fund...........................................................    16
                      Phoenix-Goodwin High Yield Fund
                         Investment Risk and Return Summary...............................................    18
                         Fund Expenses....................................................................    23
                         Management of the Fund...........................................................    24
                      Phoenix-Goodwin Money Market Fund
                         Investment Risk and Return Summary...............................................    26
                         Fund Expenses....................................................................    29
                         Management of the Fund...........................................................    30
                      Phoenix-Oakhurst Balanced Fund
                         Investment Risk and Return Summary...............................................    32
                         Fund Expenses....................................................................    36
                         Management of the Fund...........................................................    37
                      Additional Investment Techniques....................................................    38
                      Pricing of Fund Shares..............................................................    41
                      Sales Charges.......................................................................    42
                      Your Account........................................................................    45
                      How to Buy Shares...................................................................    47
                      How to Sell Shares..................................................................    47
                      Things You Should Know When Selling Shares..........................................    48
                      Account Policies....................................................................    49
                      Investor Services...................................................................    51
                      Tax Status of Distributions.........................................................    52
                      Financial Highlights................................................................    53


PHOENIX-DUFF & PHELPS CORE BOND FUND
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES

Phoenix-Duff & Phelps Core Bond Fund has an investment objective to seek both current income and capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its total assets in investment grade debt securities of U.S. issuers. Investment grade debt securities are those with credit ratings, at the time of acquisition, within the four highest rating categories, or if unrated, those that the adviser believes are of comparable quality.


> The fund intends to maintain an average credit quality of investments of "A" or better as rated by Moody's Investors Services, Inc. or Standard & Poor's.

>        The fund may invest in corporate bonds, short-term instruments, U.S.
         Government securities, mortgage-backed and asset-backed securities, Collateralized Mortgage Obligations (CMOs) and municipal securities.

> Using a top-down investment process, the adviser formulates an economic outlook, which leads to forecasted behavior of interest rates. To select securities for portfolio investment, the adviser seeks to identify those securities that offer an attractive yield while maintaining high credit quality. For buy and sell decisions, the adviser utilizes fundamental economic and credit research. Within the mortgage-backed and Treasury sectors, the buy and sell discipline relies on the use of financial models to ascertain relative value.

>        Debt securities selected for investment may be of any maturity.
         However, it is intended that fund investments will have an average maturity of between five and 10 years.

Please see to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

                                          Phoenix-Duff & Phelps Core Bond Fund 1

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

MORTGAGED-BACKED AND ASSET-BACKED SECURITIES AND CMOS

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

2 Phoenix-Duff & Phelps Core Bond Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Duff & Phelps Core Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
     1992                 8.02
     1993                 7.95
     1994                -3.34
     1995                17.24
     1996                 1.93
     1997                 9.19
     1998                 6.56
     1999                -2.96
     2000                 9.39
     2001                 7.58

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.09% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.73% (quarter ending March 31,
1994).

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   Average Annual Total Returns                                           5 Years (or      10 Years (or
   (for the periods ended 12/31/01)(1)                     1 Year       Life of Class)    Life of Class)
-----------------------------------------------------------------------------------------------------------
   Class A--Return Before Taxes                              2.47%            4.82%            5.48%
-----------------------------------------------------------------------------------------------------------
   Class A--Return After Taxes on Distributions(2)          -0.07%            2.25%            2.93%
-----------------------------------------------------------------------------------------------------------
   Class A--Return After Taxes on Distributions and
   Sale of Fund Shares(2)                                    1.46%            2.54%            3.10%
-----------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(3) (reflects
   no deduction for fees, expenses or taxes)                 8.44%            7.43%            7.23%
-----------------------------------------------------------------------------------------------------------
   Class B--Return Before Taxes                              2.69%            5.03%            4.86%(4)
-----------------------------------------------------------------------------------------------------------
   Class C--Return Before Taxes                              6.67%            6.66%(5)          N/A
-----------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges. (4) Since inception on February 24, 1994.

(5) Since inception on October 12, 1999.


                                          Phoenix-Duff & Phelps Core Bond Fund 3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES            SHARES           SHARES
                                                               ------            ------           ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%             None             None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None             5%(a)             1%(b)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                       None              None             None
Redemption Fee                                                  None              None             None
Exchange Fee                                                    None              None             None
                                                          -----------------------------------------------------

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES            SHARES           SHARES
                                                               ------            ------           ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.45%            0.45%             0.45%
Distribution and Service (12b-1) Fees(c)                        0.25%            1.00%             1.00%

Other Expenses                                                  0.45%            0.45%             0.45%
                                                                ----             ----              ----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.15%            1.90%             1.90%
                                                                ====             ====              ====


--------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4 Phoenix-Duff & Phelps Core Bond Fund

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class A                      $587                  $823                  $1,078                $1,806
------------------------------------------------------------------------------------------------------------------
   Class B                      $593                  $797                  $1,026                $2,027
------------------------------------------------------------------------------------------------------------------
   Class C                      $293                  $597                  $1,026                $2,222

------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class B                      $193                  $597                  $1,026                $2,027
------------------------------------------------------------------------------------------------------------------
   Class C                      $193                  $597                  $1,026                $2,222

------------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight mutual funds and as adviser to institutional clients. As of December 31, 2001, Duff & Phelps had approximately $6.9 billion in assets under management on a discretionary basis.


Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                           1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.45%                      0.40%                      0.35%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $588,331. The ratio of management fees to average net assets for the fiscal year ended October 31, 2001 was 0.45%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of fixed income investment professionals.

                                          Phoenix-Duff & Phelps Core Bond Fund 5

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix-Engemann Aggressive Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks.


> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined investment in stocks of companies that the subadviser believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadviser manages the fund's portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have potential for substantial earnings growth and have strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.


> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term.

> The subadviser's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.


> Companies selected for fund investment may be of any size but the fund tends to invest more in small and medium capitalization companies. Generally, the fund will look to the Russell universe, its comparative benchmark, to delineate among small, medium and large capitalization growth companies.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

6 Phoenix-Engemann Aggressive Growth Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

SMALL AND MEDIUM CAPITALIZATIONS

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                       Phoenix-Engemann Aggressive Growth Fund 7

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Aggressive Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
     1992                 7.66
     1993                11.58
     1994                -3.92
     1995                51.71
     1996                11.09
     1997                19.37
     1998                30.44
     1999                83.65
     2000               -17.30
     2001               -36.45


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 52.01% (quarter ending December 31, 1999) and the lowest return for a quarter was -36.28% (quarter ending March 31, 2001).


-------------------------------------------------------------------------------------------------------------------

   Average Annual Total Returns                                                5 Years (or        10 Years (or
   (for the periods ended 12/31/01)(1)                       1 Year          Life of Class)      Life of Class)
-------------------------------------------------------------------------------------------------------------------
   Class A--Return Before Taxes                              -40.10%              7.20%              10.66%
-------------------------------------------------------------------------------------------------------------------
   Class A--Return After Taxes on Distributions(2)           -40.10%              4.49%               7.20%
-------------------------------------------------------------------------------------------------------------------
   Class A--Return After Taxes on Distributions and
   Sale of Fund Shares(2)                                    -24.42%              5.06%               7.30%
-------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3) (reflects no deduction for fees,
   expenses or taxes)                                        -11.87%             10.73%              12.97%
-------------------------------------------------------------------------------------------------------------------
   Russell Midcap Growth Index(4) (reflects no
   deduction for fees, expenses or taxes)                    -20.15%              9.02%              11.10%
-------------------------------------------------------------------------------------------------------------------
   Class B--Return Before Taxes                              -39.46%              7.67%              12.27%(5)
-------------------------------------------------------------------------------------------------------------------
   Class C--Return Before Taxes                              -30.76%            -30.76%(6)             N/A
-------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The S&P 500 Index is a measure of stock market total return performance. The Index's return does not reflect sales charges. (4) The Russell Midcap Growth Index is an unmanaged commonly used measure of total return performance of mid-capitalization growth-oriented stocks. The stocks are also members of the Russell 1000 Growth Index. The Index's performance does not reflect sales charges.

(5) Since inception on July 21, 1994.

(6) Since inception on January 2, 2001.


8 Phoenix-Engemann Aggressive Growth Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES        SHARES         SHARES
                                                                     ------        ------         ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage
of offering price)                                                    5.75%          None           None

Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                   None          5%(a)         1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends            None          None           None
Redemption Fee                                                         None          None           None
Exchange Fee                                                           None          None           None
                                                                  --------------------------------------------

                                                                     CLASS A        CLASS B       CLASS C
                                                                      SHARES        SHARES         SHARES
                                                                      ------        ------         ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                       0.80%          0.80%         0.80%
Distribution and Service (12b-1) Fees(c)                              0.25%          1.00%         1.00%
Other Expenses                                                        0.31%          0.31%         0.31%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.36%          2.11%         2.11%

--------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       Phoenix-Engemann Aggressive Growth Fund 9

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $706                  $981                  $1,277                $2,116
-----------------------------------------------------------------------------------------------------------------
   Class B                      $614                  $861                  $1,134                $2,250
-----------------------------------------------------------------------------------------------------------------
   Class C                      $314                  $661                  $1,134                 $2,441
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $214                  $661                  $1,134                $2,250
-----------------------------------------------------------------------------------------------------------------
   Class C                      $214                  $661                  $1,134                $2,441

-----------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2001, Phoenix had $23.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four mutual funds, as subadviser to five mutual fund and acts as investment adviser to institutions and individuals. As of December 31, 2001, Engemann had $4.9 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the funds. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

10 Phoenix-Engemann Aggressive Growth Fund

-----------------------------------------------------------------------------------------------------------------
                                         1st $50 million         Next $450 million         Over $500 million
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.90%                    0.80%                     0.70%
-----------------------------------------------------------------------------------------------------------------

Phoenix pays Engemann a subadvisory fee at the following rates:

------------------------------------------------------------------------------------------------------------------
                                                         $50 million to     $262 million to          Over
                                      1st $50 million     $262 million        $500 million       $500 million
------------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                         0.40%              0.30%              0.45%               0.35%
------------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $3,289,038. The ratio of management fees to average net assets for the fiscal year ended October 31, 2001 was 0.80%.


PORTFOLIO MANAGEMENT


Roger Engemann and Gretchen Lash oversee the research and portfolio management function at Engemann. The portfolio manager named below is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Engemann has been President of Engemann since its inception; he earned the right to use the Chartered Financial Analyst designation in 1972. Ms. Lash is the Chief Investment Officer for Engemann. Before joining Engemann in October 2001, Ms. Lash was a principal and portfolio manager for William Blair & Co., where she oversaw approximately $1 billion in large-cap growth institutional accounts, managed accounts and mutual funds. Ms. Lash is a regular panelist on PBS television's Wall $treet Week with Louis Rukeyser. She earned the right to use the Chartered Financial Analyst designation in 1992.

Jim Chen serves as the portfolio manager of the fund and as such is responsible for the day-to-day management of the fund's portfolio. Mr. Chen is a Vice President of Engemann and has been with Engemann since 1994. Mr. Chen earned the right to use the Chartered Financial Analyst designation in 1994.



                                      Phoenix-Engemann Aggressive Growth Fund 11

PHOENIX-ENGEMANN CAPITAL GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix-Engemann Capital Growth Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its total assets in the common stock of companies believed by the subadviser to have appreciation potential.

> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined, diversified investment in stocks of high-quality companies that the subadviser believes have the ability to increase their profits year after year at a faster rate than the average company. The subadviser manages the fund's portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.


> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term or there is a negative change in fundamentals.


> The subadviser's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

12 Phoenix-Engemann Capital Growth Fund

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

                                         Phoenix-Engemann Capital Growth Fund 13

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Capital Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
     1992                  4.29
     1993                  4.35
     1994                 -1.60
     1995                 33.98
     1996                 14.68
     1997                 23.30
     1998                 29.65
     1999                 29.01
     2000                -18.14
     2001                -35.18

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 26.66% (quarter ending December 31, 1999) and the lowest return for a quarter was -29.53% (quarter ending September 30, 2001).

---------------------------------------------------------------------------------------------------------------
  Average Annual Total Returns                                                                 10 Years (or
  (for the periods ended 12/31/01)(1)                      1 Year             5 Years         Life of Class)
---------------------------------------------------------------------------------------------------------------
   Class A--Return Before Taxes                             -38.90%             0.62%              5.43%
---------------------------------------------------------------------------------------------------------------
   Class A--Return After Taxes on Distributions(2)          -38.90%            -1.69%              3.00%
---------------------------------------------------------------------------------------------------------------
   Class A--Return After Taxes on Distributions and
   Sale of Fund Shares(2)                                   -23.69%             0.59%              3.99%
---------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3) (reflects no deduction for fees,
   expenses or taxes)                                       -11.87%            10.73%             12.97%
---------------------------------------------------------------------------------------------------------------
   Class B--Return Before Taxes                             -38.24%             1.06%              6.50%(4)
---------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The S&P 500 Index is a measure of stock market total return performance. The Index's return does not reflect sales charges.

(4) Since inception on July 15, 1994.


14 Phoenix-Engemann Capital Growth Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5%(a)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                      0.67%                      0.67%
Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%
Other Expenses                                                       0.25%                      0.25%
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.17%                      1.92%


(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         Phoenix-Engemann Capital Growth Fund 15

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR               3 YEARS                5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $687                  $925                  $1,182                $1,914
-----------------------------------------------------------------------------------------------------------------
   Class B                      $595                  $803                  $1,037                $2,048

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $195                  $603                  $1,037                $2,048

-----------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2001, Phoenix had $23.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four mutual funds, as subadviser to five mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 2001, Engemann had $4.9 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                           1st billion           through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.70%                    0.65%                     0.60%
-----------------------------------------------------------------------------------------------------------------

16 Phoenix-Engemann Capital Growth Fund

Phoenix pays Engemann a subadvisory fee at the following rates:

------------------------------------------------------------------------------------------------------------------
                                                    Up to
                                                  $3 billion                            $3+ billion
------------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                                  0.10%                                  0.30%
------------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $12,862,101. The ratio of management fees to average net assets for the fiscal year ended October 31, 2001 was 0.67%.


PORTFOLIO MANAGEMENT


Roger Engemann and Gretchen Lash oversee the research and portfolio management function at Engemann. The portfolio managers named below are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Engemann has been President of Engemann since its inception; he earned the right to use the Chartered Financial Analyst designation in 1972. Ms. Lash is the Chief Investment Officer for Engemann. Before joining Engemann in October 2001, Ms. Lash was a principal and portfolio manager for William Blair & Co., where she oversaw approximately $1 billion in large-cap growth institutional accounts, managed accounts and mutual funds. Ms. Lash is a regular panelist on PBS television's Wall $treet Week with Louis Rukeyser. She earned the right to use the Chartered Financial Analyst designation in 1992.

Ms. Lash, John Tilson and Scott Swanson serve as co-portfolio managers of the fund and as such are responsible for the day-to-day management of the fund's portfolio. Mr. Tilson is an Executive Vice President of Portfolio Management of Engemann and has been with Engemann since 1983. He earned the right to use the Chartered Financial Analyst designation in 1974. Mr. Swanson is a Vice President of Engemann and has been with Engemann since 1990. He earned the right to use the Chartered Financial Analyst designation in 1991.



                                         Phoenix-Engemann Capital Growth Fund 17

PHOENIX-GOODWIN HIGH YIELD FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix-Goodwin High Yield Fund has a primary investment objective to seek high current income and a secondary objective of capital growth. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of high yield-high risk fixed income securities (commonly referred to as "junk bonds") of both U.S. and foreign (non-U.S.), including emerging markets, issuers.

>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investments in various sectors (such as emerging markets, mortgages, and industry sectors that may include, among others, telecommunications, gaming and energy) and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, Merrill Lynch High Yield Master II Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2001 the modified adjusted duration of the Merrill Lynch High Yield Master II Index was 4.55 years.


> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific

18 Phoenix-Goodwin High Yield Fund
         maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2001 the maturity of the Merrill Lynch High Yield Master II Index was 7.48 years.

> The fund may invest in corporate bonds, agency and non-agency mortgage-backed securities, U.S. and foreign government obligations, derivatives and emerging market securities.


> The adviser will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents or other fixed income securities. When this happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


DERIVATIVES

Derivatives typically involve greater risks than traditional investments. Ascertaining the risk and value of derivative contracts is difficult, and gains and losses are more dependent on the adviser's ability to correctly predict movement of the underlying assets. Derivative contracts are subject to liquidity and counterparty risks and some contracts may involve potentially unlimited losses.


                                              Phoenix-Goodwin High Yield Fund 19

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

HIGH YIELD-HIGH RISK SECURITIES

High yield-high risk securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to

20 Phoenix-Goodwin High Yield Fund
invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


                                              Phoenix-Goodwin High Yield Fund 21

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin High Yield Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
     1992                16.96
     1993                21.48
     1994                -7.97
     1995                17.72
     1996                17.23
     1997                13.61
     1998                -6.72
     1999                11.73
     2000                -9.82
     2001                -6.61

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 10.35% (quarter ending June 30, 1995) and the lowest return for a quarter was -13.86% (quarter ending September 30, 1998).

-----------------------------------------------------------------------------------------------------------------

   Average Annual Total Returns                                1 Year         5 Years (or       10 Years (or
   (for the periods ended 12/31/01)(1)                                       Life of Class)    Life of Class)
-----------------------------------------------------------------------------------------------------------------
   Class A--Return Before Taxes                                 -11.05%           -1.02%             5.54%
-----------------------------------------------------------------------------------------------------------------
   Class A--Return After Taxes on Distributions(2)              -15.16%           -4.95%             1.66%
-----------------------------------------------------------------------------------------------------------------
   Class A--Return After Taxes on Distributions and Sale
   of Fund Shares(2)                                             -6.62%           -2.52%             2.67%
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(3) (reflects no
   deduction for fees, expenses or taxes)                         8.44%            7.43%             7.23%
-----------------------------------------------------------------------------------------------------------------
   Merrill Lynch High Yield Master II Index(4) (reflects
   no deduction for fees, expenses or taxes)                      4.48%            3.45%             7.98%
-----------------------------------------------------------------------------------------------------------------
   Class B--Return Before Taxes                                 -10.79%           -0.82%           1.96%(5)
-----------------------------------------------------------------------------------------------------------------
   Class C--Return Before Taxes                                  -7.35%           -4.80%(6)            N/A
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges. (4) The Merrill Lynch High Yield Master II Index is an unmanaged, commonly used measure of total return performance for high-yield bonds. The Index's performance does not reflect sales charges.

(5) Since inception on February 16, 1994.

(6) Since inception on February 27, 1998.


22 Phoenix-Goodwin High Yield Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES             SHARES            SHARES
                                                               ------             ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None              5%(a)              1%(b)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                       None               None              None
Redemption Fee                                                  None               None              None
Exchange Fee                                                    None               None              None
                                                         ---------------------------------------------------------

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES             SHARES            SHARES
                                                               ------             ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.65%             0.65%              0.65%
Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%              1.00%
Other Expenses                                                  0.38%             0.38%              0.38%
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.28%             2.03%              2.03%



(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                              Phoenix-Goodwin High Yield Fund 23

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $599                  $862                  $1,144                $1,947
-----------------------------------------------------------------------------------------------------------------
   Class B                      $606                  $837                  $1,093                $2,166
-----------------------------------------------------------------------------------------------------------------
   Class C                      $306                  $637                  $1,093                $2,358

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $206                  $637                  $1,093                $2,166
-----------------------------------------------------------------------------------------------------------------
   Class C                      $206                  $637                  $1,093                $2,358

-----------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2001, Phoenix had $23.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                         1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.65%                      0.60%                      0.55%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $2,145,029. The ratio of management fees to average net assets for the fiscal year ended October 31, 2001 was 0.65%.


24 Phoenix-Goodwin High Yield Fund

PORTFOLIO MANAGEMENT


Investment and trading decisions for the fund are made by a team of fixed income professionals lead by Timothy P. Norman, Managing Director, Fixed Income, of Phoenix. Mr. Norman is also Executive Vice President of Duff & Phelps Investment Management Co., an affiliate of Phoenix, where he serves as a senior member of the fixed income management group responsible for the management of approximately $10 billion. Mr. Norman has held the Chartered Financial Analyst designation since 1988 and has held various investment management positions with Phoenix and Duff & Phelps Investment Management Co. since 1987.



                                              Phoenix-Goodwin High Yield Fund 25

PHOENIX-GOODWIN MONEY MARKET FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix-Goodwin Money Market Fund has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the fund will achieve its objective.

Principal Investment Strategies

>        The fund seeks to maintain a stable $1.00 per share price.

> The fund invests in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the fund's portfolio securities, based on their dollar value, will not exceed 90 days.

> The adviser seeks a high level of return relative to the market by selecting securities for the fund's portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The adviser may not purchase securities with the highest available yield if the adviser believes that such an investment is inconsistent with the fund objectives of preservation of capital and maintenance of liquidity.

>        The fund invests exclusively in the following instruments:

         o obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities;

         o obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks;

         o dollar-denominated obligations guaranteed by banks or savings and loan associations;

         o federally-insured obligations of other banks or savings and loan associations;

         o commercial paper, which at the date of investment is rated A-1 by Standard and Poor's ("S&P") and/or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by a company which at the date of investment has an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's;

         o short-term corporate obligations, which at the date of investment are rated AA or higher by S&P or Aa or higher by Moody's; and

         o  repurchase agreements.

26 Phoenix-Goodwin Money Market Fund

> At least 95% of the fund's total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

> The fund may invest more than 25% of its assets in the domestic banking industry.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

GENERAL

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Neither the fund nor the adviser can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of fund investments and substantial redemptions may all negatively affect the fund.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. A security's short term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the fund's stream of income and decrease the fund's yield.

INTEREST RATE RISK

The value of your shares will be directly affected by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $1.00 or that the fund will realize a particular yield. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

                                            Phoenix-Goodwin Money Market Fund 27

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Money Market Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows the fund's average annual returns for one, five and ten years and the life of the fund. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
     1992                  3.28
     1993                  2.53
     1994                  3.54
     1995                  5.44
     1996                  4.73
     1997                  4.92
     1998                  4.94
     1999                  4.56
     2000                  5.67
     2001                  3.58


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 1.44% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.38% (quarter ending June 30,
1996).

------------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/01)(1)     One Year      Five Years     Ten Years       Life of the Fund(2)
------------------------------------------------------------------------------------------------------------------
   Class A Shares                             3.58%         4.73%          4.24%                 N/A
------------------------------------------------------------------------------------------------------------------
   Class B Shares                            -1.19%         3.95%           N/A                3.95%(2)
------------------------------------------------------------------------------------------------------------------
   Class C Shares                             2.53%          N/A            N/A                3.62%(2)

------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class B Shares since July 15, 1994 and Class C Shares since October 12,
1999.


The fund's 7-day yield on December 31, 2001 was 2.03% for Class A Shares, 1.28% for Class B Shares and 1.04% for Class C Shares.


28 Phoenix-Goodwin Money Market Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               ------            ------             ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                    None              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             5%(b)              1%(c)
Maximum Sales Charge (load) Imposed on Reinvested                                                    None
Dividends                                                        None              None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          --------------------------------------------------------

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               ------            ------             ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.40%             0.40%              0.40%
Distribution and Service (12b-1) Fees(d)                         None             0.75%              1.00%
Other Expenses                                                  0.46%             0.46%              0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                         0.86%             1.61%              1.86%

--------------------
(a) The fund's investment adviser has agreed to reimburse through February 28, 2003, the Phoenix-Goodwin Money Market Fund's operating expenses to the extent that such expenses exceed 0.85% for Class A Shares, 1.60% for Class B Shares and 1.85% for Class C Shares. Total Annual Fund Operating Expenses, after expense reimbursement, were 0.85% for Class A Shares, 1.60 % for Class B Shares and 1.85% for Class C Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C shares redeemed during the first year only. (d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            Phoenix-Goodwin Money Market Fund 29

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class A                      $88                   $274                   $477                 $1,061
------------------------------------------------------------------------------------------------------------------
   Class B                      $564                  $708                   $876                 $1,710
------------------------------------------------------------------------------------------------------------------
   Class C                      $289                  $585                  $1,006                $2,180

------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class B                      $164                  $508                   $876                 $1,710
------------------------------------------------------------------------------------------------------------------
   Class C                      $189                  $585                  $1,006                $2,180
------------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2001, Phoenix had $23.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

30 Phoenix-Goodwin Money Market Fund

-----------------------------------------------------------------------------------------------------------------
                                         1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.40%                      0.35%                      0.30%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $819,176. The ratio of management fees to average net assets for the fiscal year ended October 31, 2001 was 0.40%.

Phoenix has agreed to assume expenses and reduce the advisory fee for the benefit of the fund to the extent that operating expenses (excluding interest, taxes, brokerage fees and commission and extraordinary expenses) exceed 0.85% for Class A Shares, 1.60% for Class B Shares and 1.85% for Class C Shares.



                                            Phoenix-Goodwin Money Market Fund 31

PHOENIX-OAKHURST BALANCED FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Oakhurst Balanced Fund has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the fund will achieve its objectives.

Principal Investment Strategies

> Under normal market circumstances, the fund invests at least 65% of its total assets in common stocks and fixed income securities of both U.S. and foreign issuers.

> Equity securities are selected using a quantitative value approach coupled with fundamental analysis. The 1,500 largest capitalized stocks are ranked based on value and growth criteria, such as price to earnings, sales and cash flow and reported and forecasted earnings per share growth. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500.


>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investment in various sectors and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's fixed income benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2001 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.53 years.


> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of

32 Phoenix-Oakhurst Balanced Fund
         securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2001 the maturity of the Lehman Brothers Aggregate Bond Index was 8.14 years.

> The fund may invest in all types of fixed income securities, including high yield-high risk securities (commonly referred to as "junk bonds"), corporate bonds, municipal bonds, agency and non-agency mortgaged-backed securities, asset-backed securities and U.S. Treasury securities.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents such as U.S. Government securities and high grade commercial paper. When this happens, the fund may not achieve its investment objective.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, including so called "emerging market" countries (countries with less developed markets), as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in

                                               Phoenix-Oakhurst Balanced Fund 33
currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

34 Phoenix-Oakhurst Balanced Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Oakhurst Balanced Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of two broad-based securities market indices and to a "balanced" benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEARS      ANNUAL RETURN (%)
     1992                 6.74
     1993                 6.41
     1994                -4.55
     1995                23.39
     1996                 8.58
     1997                18.33
     1998                18.52
     1999                10.76
     2000                -0.38
     2001                 1.92


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.59% (quarter ending December 31, 1998) and the lowest return for a quarter was 7.07% (quarter ending September 30, 2001).

-----------------------------------------------------------------------------------------------------------------
  Average Annual Total Returns                                                                    10 Years (or
  (for the periods ended 12/31/01)(1)                                1 Year          5 Years     Life of Class)
-----------------------------------------------------------------------------------------------------------------
  Class A--Return Before Taxes                                        -3.94%           8.25%           8.00%
-----------------------------------------------------------------------------------------------------------------
  Class A--Return After Taxes on Distributions(2)                     -4.97%           4.99%           5.02%
-----------------------------------------------------------------------------------------------------------------
  Class A--Return After Taxes on Distributions and Sale of Fund       -2.43%           5.44%           5.22%
  Shares(2)
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(3) (reflects no                8.44%           7.43%           7.23%
  deduction for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------
  S&P 500 Index(4) (reflects no deduction for fees, expenses         -11.87%          10.73%          12.97%
  or taxes)
-----------------------------------------------------------------------------------------------------------------
  Balanced Benchmark(5) (reflects no deduction for fees,             -3.70%           9.84%           10.90%
  expenses or taxes)
-----------------------------------------------------------------------------------------------------------------
  Class B--Return Before Taxes                                        -2.82%           8.72%          9.54%(6)
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges. (4) The S&P 500 Index is a measure of stock market total return performance. The Index's return does not reflect sales charges.

(5) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index return. The index's performance does not reflect sales charges.

(6) Since inception on July 15, 1994.


Phoenix-Oakhurst Balanced Fund 35

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5%(a)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                      0.54%                      0.54%
Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%
Other Expenses                                                       0.21%                      0.21%
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.00%                      1.75%


--------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


36 Phoenix-Oakhurst Balanced Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $671                  $875                  $1,096                $1,729
-----------------------------------------------------------------------------------------------------------------
   Class B                      $578                  $751                   $949                 $1,864
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $178                  $551                   $949                 $1,864
-----------------------------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 2001, Phoenix had $23.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                         1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.55%                      0.50%                      0.45%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $7,194,962. The ratio of management fees to average net assets for the fiscal year ended October 31, 2001 was 0.54%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of equity professionals and a team of fixed-income professionals.

                                               Phoenix-Oakhurst Balanced Fund 37

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Duff & Phelps Core Bond Fund ("Core Bond Fund"), Phoenix-Engemann Aggressive Growth Fund ("Aggressive Growth Fund"), Phoenix-Engemann Capital Growth Fund ("Capital Growth Fund"), Phoenix-Goodwin High Yield Fund ("High Yield Fund"), Phoenix-Goodwin Money Market Fund ("Money Market Fund") and Phoenix-Oakhurst Balanced Fund ("Balanced Fund") may engage in the following investment techniques as indicated:

BORROWING

The Aggressive Growth Fund may obtain fixed interest rate loans from banks in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

CAPITAL GROWTH FUND INVESTMENTS

Subject to the investment restrictions stated in this prospectus and in the fund's statement of additional information, the Capital Growth Fund may invest any amount or proportion of its assets in any class or type of security believed by the subadviser to offer the potential for capital appreciation over both the intermediate and long term, including investment grade bonds and preferred stocks. Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

CONVERTIBLE SECURITIES

All funds, except the Core Bond and Money Market Funds, may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

DEFERRED COUPON AND ZERO COUPON BONDS

The Balanced and High Yield Funds may invest in debt obligations that do not make any interest payments for a specified period of time (deferred coupon or zero coupon obligations). Market prices of deferred coupon and zero coupon bonds generally are more volatile than the market prices of securities that pay interest on a regular basis, because the fund will not receive

38 Phoenix Series Fund
cash payments earned on these securities on a current basis, and may require the fund to make distributions from other sources, since the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

DERIVATIVES

The funds, except the Core Bond and Money Market Funds, may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.

FOREIGN INVESTING

The Core Bond, Aggressive Growth and Capital Growth Funds may invest in securities of foreign (non-U.S.) issuers, including emerging market securities. Additionally, the Core Bond Fund may invest in Yankee Bonds.

Investments in non-U.S. companies involve additional risks and conditions including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries. Developing countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

                                                          Phoenix Series Fund 39

HIGH YIELD-HIGH RISK SECURITIES

The Balanced Fund may invest in high yield-high risk securities. High yield-high risk securities entail greater volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

ILLIQUID SECURITIES

Each of the funds, except the Money Market Fund, may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

RESTRICTED SECURITIES

The High Yield Fund may invest in restricted securities deemed to be liquid by the adviser. Restricted securities owned by the fund that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make restricted investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the fund.

SECURITIES LENDING


Each fund, except the Money Market Fund, may loan portfolio securities. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


SHORT-TERM INVESTMENTS

The Core Bond Fund may invest in short-term investments, including bank certificates of deposit, bankers' acceptances and repurchase agreements.

SMALL CAPITALIZATION COMPANIES

Equity securities purchased by the Core Bond, Capital Growth, High Yield and Balanced Funds may be in companies with small capitalizations. Small capitalization companies are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such

40 Phoenix Series Fund
developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:


         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and


         o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted for the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

                                                          Phoenix Series Fund 41

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of a fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.

SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The Balanced Fund and Capital Growth Fund presently offer two classes of shares, and the Aggressive Growth Fund, Core Bond Fund, High Yield Fund and Money Market Fund presently offer three classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these

42 Phoenix Series Fund
fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for the Aggressive Growth Fund, Capital Growth Fund and Balanced Fund and 4.75% of the offering price (4.99% of the amount invested) for the Core Bond Fund and High Yield Fund. You will not pay a sales charge on purchases of Class A Shares of the Money Market Fund. The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00% (0.75% for the Money Market Fund)) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. (Aggressive Growth Fund, Core Bond Fund, High Yield Fund and Money Market Fund only) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

                                                          Phoenix Series Fund 43

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

CORE BOND FUND AND HIGH YIELD FUND

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                  ----------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                 OFFERING                           AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
------------------------------------------------------------------------------------------------------------
Under $50,000                                                  4.75%                            4.99%
$50,000 but under $100,000                                     4.50                             4.71
$100,000 but under $250,000                                    3.50                             3.63
$250,000 but under $500,000                                    2.75                             2.83
$500,000 but under $1,000,000                                  2.00                             2.04
$1,000,000 or more                                             None                             None

AGGRESSIVE GROWTH FUND, CAPITAL GROWTH FUND AND BALANCED FUND

                                                                        SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                  ----------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                 OFFERING                           AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
------------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.75%                             6.10%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

  Year               1                2                 3                 4                5                 6+
---------------------------------------------------------------------------------------------------------------
CDSC                 5%               4%                3%                2%               2%                0%

44 Phoenix Series Fund

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
(AGGRESSIVE GROWTH FUND, CORE BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)

  Year               1                 2+
--------------------------------------------------------------------------------
CDSC                 1%                0%


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or ACHs from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds.


STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

                                                          Phoenix Series Fund 45

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distribution in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


46 Phoenix Series Fund

HOW TO BUY SHARES
--------------------------------------------------------------------------------

 ----------------------------------- ----------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT

 ----------------------------------- ----------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.

 ----------------------------------- ----------------------------------------------------------------------------

 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.

 ----------------------------------- ----------------------------------------------------------------------------

 By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).

 ----------------------------------- ----------------------------------------------------------------------------

 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184.

 ----------------------------------- ----------------------------------------------------------------------------

 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.

 ----------------------------------- ----------------------------------------------------------------------------

 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).

 ----------------------------------- ----------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                                          Phoenix Series Fund 47

------------------------------------ -----------------------------------------------------------------------------
                                     TO SELL SHARES

------------------------------------ -----------------------------------------------------------------------------

Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.

------------------------------------ -----------------------------------------------------------------------------

Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

------------------------------------ -----------------------------------------------------------------------------

Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

------------------------------------ -----------------------------------------------------------------------------

By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.

------------------------------------ -----------------------------------------------------------------------------

By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).

------------------------------------ -----------------------------------------------------------------------------

By Check (Core Bond Fund, High       If you selected the checkwriting feature, you may write checks for amounts
Yield Fund and Money Market Fund     of $500 or more. Checks may not be used to close an account.
only.)
------------------------------------ -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the funds' net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instructions if all of these apply:

         o  The proceeds do not exceed $50,000.

48 Phoenix Series Fund

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o  You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 60 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or be temporarily suspended.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

                                                          Phoenix Series Fund 49

REDEMPTION OF SMALL ACCOUNTS


Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.


         o You may exchange shares for another fund in the same class of shares; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.

         o Class A Shares of the Money Market Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.

50 Phoenix Series Fund

INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

                                                          Phoenix Series Fund 51

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

----------------------------------- --------------------------------------------

   FUND                                            DIVIDEND PAID

----------------------------------- --------------------------------------------

   Aggressive Growth Fund                           Semiannually

----------------------------------- --------------------------------------------

   Balanced Fund                                     Quarterly

----------------------------------- --------------------------------------------

   Capital Growth Fund                              Semiannually

----------------------------------- --------------------------------------------

   Core Bond Fund                                     Monthly

----------------------------------- --------------------------------------------

   High Yield Fund                                    Monthly

----------------------------------- --------------------------------------------

   Money Market Fund                                   Daily
--------------------------------------- ----------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


52 Phoenix Series Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX-DUFF & PHELPS CORE BOND FUND


                                                                                CLASS A
                                                     ---------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                         2001         2000        1999        1998        1997
                                                      ----------   ----------  ----------  ----------  ----------
Net asset value, beginning of period                     $8.86        $9.04       $9.83       $9.66       $9.47
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           0.60         0.59        0.59        0.59         0.55
   Net realized and unrealized gain (loss)                0.55        (0.16)      (0.78)       0.18         0.17
                                                         -----        -----       -----       -----        -----
   TOTAL FROM INVESTMENT OPERATIONS                       1.15         0.43       (0.19)       0.77         0.72
                                                         -----        -----       -----       -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.53)       (0.55)      (0.56)      (0.57)       (0.53)
   In excess of net investment income                    (0.05)       (0.06)      (0.04)      (0.03)          --
                                                         -----        -----       -----       -----        -----
     TOTAL DISTRIBUTIONS                                 (0.58)       (0.61)      (0.60)      (0.60)       (0.53)
                                                         -----        -----       -----       -----        -----
Change in net asset value                                 0.57        (0.18)      (0.79)       0.17         0.19
                                                         -----        -----       -----       -----        -----
NET ASSET VALUE, END OF PERIOD                           $9.43        $8.86       $9.04       $9.83        $9.66
                                                         =====        =====       =====       =====        =====
Total return(1)                                          13.36%        4.98%      (1.97)%      8.16%        7.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $129,913     $119,734    $144,923    $180,628     $182,250
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.15%        1.17%       1.04%       1.00%        0.98%
   Net investment income                                  5.78%        6.01%       5.62%       5.46%        5.63%
Portfolio turnover                                         143%         146%        112%        290%         377%


--------------------
(1) Maximum sales load is not reflected in the total return calculation.


                                                          Phoenix Series Fund 53

--------------------------------------------------------------------------------

PHOENIX-DUFF & PHELPS CORE BOND FUND


                                                                                 CLASS B
                                                      --------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                          2001        2000        1999        1998        1997
                                                       ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period                      $8.82       $8.97       $9.77       $9.60       $9.45
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.53        0.50        0.51        0.52        0.47
   Net realized and unrealized gain (loss)                 0.55       (0.14)      (0.78)       0.18        0.17
                                                          -----       -----       -----       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                      1.08        0.36       (0.27)       0.70        0.64
                                                          -----       -----       -----       -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.47)      (0.46)      (0.49)      (0.51)      (0.49)
   In excess of net investment income                     (0.04)      (0.05)      (0.04)      (0.02)         --
                                                          -----       -----       -----       -----       -----
     TOTAL DISTRIBUTIONS                                  (0.51)      (0.51)      (0.53)      (0.53)      (0.49)
                                                          -----       -----       -----       -----       -----
Change in net asset value                                  0.57       (0.15)      (0.80)       0.17        0.15
                                                          -----       -----       -----       -----       -----
NET ASSET VALUE, END OF PERIOD                            $9.39       $8.82       $8.97       $9.77       $9.60
                                                          =====       =====       =====       =====       =====
Total return(1)                                           12.58%       4.21%      (2.77)%      7.48%       6.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $9,867      $7,633     $11,737     $12,902      $5,321
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.90%       1.91%       1.79%       1.75%       1.71%
   Net investment income                                   5.02%       5.25%       4.89%       4.74%       4.91%
Portfolio turnover                                          143%        146%        112%        290%        377%



PHOENIX-DUFF & PHELPS CORE BOND FUND


                                                                    CLASS C
                                                      -------------------------------------
                                                                                  FROM
                                                             YEAR ENDED        INCEPTION
                                                             OCTOBER 31,       0/12/99 TO
                                                           2001        2000     10/31/99
                                                        ---------   ---------  ----------
Net asset value, beginning of period                     $8.84       $8.99       $8.96
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           0.55        0.48        0.03
   Net realized and unrealized gain (loss)                0.52       (0.11)       0.03
                                                         -----       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                     1.07        0.37        0.06
                                                         -----       -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.46)      (0.47)      (0.03)
   In excess of net investment income                    (0.04)      (0.05)         --
                                                         -----       -----       -----
     TOTAL DISTRIBUTIONS                                 (0.50)      (0.52)      (0.03)
                                                         -----       -----       -----
Change in net asset value                                 0.57       (0.15)       0.03
                                                         -----       -----       -----
NET ASSET VALUE, END OF PERIOD                           $9.41       $8.84       $8.99
                                                         =====       =====       =====
Total return(1)                                          12.49%       4.30%       0.53%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $496        $226        $101
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.90%       1.91%       1.37%(2)
   Net investment income                                  5.02%       5.31%       4.97%(2)
Portfolio turnover                                         143%        146%        112%


--------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.


54 Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND


                                                                                 CLASS A
                                                     --------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                          2001        2000        1999        1998        1997
                                                       ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period                     $31.99      $24.54      $13.72      $17.20      $16.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           (0.12)(2)   (0.14)(2)   (0.08)(2)   (0.03)      (0.08)(2)
   Net realized and unrealized gain (loss)               (17.12)      10.50       10.90        0.04        2.95
                                                         ------       -----       -----       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                    (17.24)      10.36       10.82        0.01        2.87
                                                         ------       -----       -----       -----       -----
LESS DISTRIBUTIONS
   Dividends from net realized gains                      (2.09)      (2.91)         --       (3.46)      (2.51)
   In excess of net realized gains                           --          --          --       (0.03)         --
                                                         ------       -----       -----       -----       -----
     TOTAL DISTRIBUTIONS                                  (2.09)      (2.91)         --       (3.49)      (2.51)
                                                         ------       -----       -----       -----       -----
Change in net asset value                                (19.33)       7.45       10.82       (3.48)       0.36
                                                         ------       -----       -----       -----       -----
NET ASSET VALUE, END OF PERIOD                           $12.66      $31.99      $24.54      $13.72      $17.20
                                                         ======      ======      ======      ======      ======
Total return(1)                                          (56.48)%     42.90%      78.94%       0.38%      19.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $250,174    $622,964    $378,427    $222,149    $246,002
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.36%(4)    1.13%(4)    1.19%(3)    1.21%       1.20%
   Net investment income                                  (0.64)%     (0.43)%     (0.41)%     (0.18)%     (0.53)%
Portfolio turnover                                          183%        158%        167%        176%        518%



PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND


                                                                  CLASS B                               CLASS C
                                         ----------------------------------------------------------- ---------------
                                                                                                          FROM
                                                                                                       INCEPTION
                                                           YEAR ENDED OCTOBER 31,                      1/3/01 TO
                                             2001         2000       1999       1998        1997        10/31/01
                                          ----------   ---------- ---------- ----------  ----------    ---------
Net asset value, beginning of period        $30.13       $23.40     $13.18     $16.76      $16.57       $19.48
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)              (0.24)(2)    (0.38)(2)  (0.22)(2)  (0.12)      (0.20)(2)    (0.20)(2)
   Net realized and unrealized gain
     (loss)                                 (16.05)       10.02      10.44       0.03        2.90        (7.53)
                                            ------       ------     ------     -------     ------       ------
     TOTAL FROM INVESTMENT OPERATIONS       (16.29)        9.64      10.22      (0.09)       2.70        (7.73)
                                            ------       ------     ------     -------     ------       ------
LESS DISTRIBUTIONS
   Dividends from net realized gains         (2.09)       (2.91)        --      (3.46)      (2.51)          --
   In excess of net realized gains              --           --         --      (0.03)         --           --
                                            ------       ------     ------     -------     ------       ------
     TOTAL DISTRIBUTIONS                     (2.09)       (2.91)        --      (3.49)      (2.51)          --
                                            ------       ------     ------     -------     ------       ------
Change in net asset value                   (18.38)        6.73      10.22      (3.58)       0.19        (7.73)
                                            ------       ------     ------     -------     ------       ------
NET ASSET VALUE, END OF PERIOD              $11.75       $30.13     $23.40     $13.18      $16.76       $11.75
                                            ======       ======     ======     ======      ======       ======
Total return(1)                             (56.84)%      41.89%     77.54%     (0.28)%     18.70%      (39.62)%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $28,116      $64,351    $27,334    $14,157     $13,611         $275
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         2.11%(4)     1.88%(4)   1.94%(3)   1.96%       1.96%        2.16%(4)(5)
   Net investment income (loss)              (1.40)%      (1.20)%    (1.16)%    (0.93)%     (1.28)%      (1.41)%(5)
Portfolio turnover                             183%         158%       167%       176%        518%         183%


--------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) Annualized.
(6) Not Annualized.



                                                          Phoenix Series Fund 55

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN CAPITAL GROWTH FUND


                                                                               CLASS A
                                                   -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                        2001         2000         1999         1998         1997
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                   $29.14       $29.61       $24.95       $27.83       $26.87
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                      (0.08)       (0.12)       (0.06)       (0.06)        0.14
   Net realized and unrealized gain (loss)             (13.76)        3.35         7.06         2.73         5.62
     TOTAL FROM INVESTMENT OPERATIONS                  (13.84)        3.23         7.00         2.67         5.76
LESS DISTRIBUTIONS
   Dividends from net investment income                    --           --           --           --        (0.21)
   Dividends from net realized gains                    (1.51)       (3.70)       (2.39)       (5.55)       (4.59)
   In excess of net realized gains                      (0.03)          --           --           --           --
     TOTAL DISTRIBUTIONS                                (1.54)       (3.70)       (2.39)       (5.55)       (4.80)
Capital contribution from Adviser                          --           --         0.05           --           --
Change in net asset value                              (15.38)       (0.47)        4.66        (2.88)        0.96
NET ASSET VALUE, END OF PERIOD                         $13.76       $29.14       $29.61       $24.95       $27.83
Total return(1)                                        (49.46)%      10.43%       29.76%(3)    12.26%       24.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(thousands)                                        $1,198,984   $2,796,095   $2,819,742   $2,434,217   $2,518,289
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.17%(4)     1.06%(4)     1.07%(4)     1.08%        1.10%
   Net investment income (loss)                         (0.42)%      (0.39)%      (0.23)%      (0.22%        0.53%
Portfolio turnover                                         63%          75%         100%         110%         196%



PHOENIX-ENGEMANN CAPITAL GROWTH FUND


                                                                                CLASS B
                                                     ---------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                         2001        2000         1999        1998         1997
                                                     ----------   ----------   ----------  ----------   ----------
Net asset value, beginning of period                    $27.90      $28.68       $24.40      $27.51       $26.63
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                       (0.22)      (0.34)       (0.26)      (0.24)       (0.06)
   Net realized and unrealized gain (loss)              (13.10)       3.26         6.88        2.68         5.57
                                                        ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   (13.32)       2.92         6.62        2.44         5.51
                                                        ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     --          --           --          --        (0.04)
   Dividends from net realized gains                     (1.51)      (3.70)       (2.39)      (5.55)       (4.59)
                                                        ------      ------       ------      ------       ------
   In excess of net realized gains                       (0.03)         --           --          --           --
                                                        ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                                 (1.54)      (3.70)       (2.39)      (5.55)       (4.63)
                                                        ------      ------       ------      ------       ------
Capital contribution from Adviser                           --          --         0.05          --           --
                                                        ------      ------       ------      ------       ------
Change in net asset value                               (14.86)      (0.78)        4.28       (3.11)        0.88
                                                        ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                          $13.04      $27.90       $28.68      $24.40       $27.51
                                                        ======      ======       ======      ======       ======
Total return(1)                                         (49.82)%      9.61%       28.80%(3)   11.41%       23.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $41,849    $100,558      $97,963     $76,060      $68,022
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.92%(4)    1.81%(4)     1.82%(4)    1.83%        1.85 %
   Net investment income (loss)                          (1.16)%     (1.14)%      (0.99)%     (0.97)%      (0.25)%
Portfolio turnover                                          63%         75%         100%        110%         196 %


--------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Total return includes the effect of a capital contribution from the Adviser. Without this contribution total return would have been 29.54% and 28.58% for Class A and Class B Shares, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would not significantly differ.


56 Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND


                                                                                CLASS A
                                                    ---------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                         2001         2000         1999        1998        1997
                                                      ----------   ----------   ----------  ----------  ----------
Net asset value, beginning of period                     $6.59        $7.53       $7.55        $9.09       $8.63
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           0.65(4)      0.79        0.76         0.83        0.80
   Net realized and unrealized gain (loss)               (1.30)       (0.95)         --        (1.56)       0.46
                                                         -----        -----       -----        -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                    (0.65)       (0.16)       0.76        (0.73)       1.26
                                                         -----        -----       -----        -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.68)       (0.78)      (0.78)       (0.81)      (0.80)
   In excess of net investment income                    (0.07)          --          --           --          --
                                                         -----        -----       -----        -----       -----
     TOTAL DISTRIBUTIONS                                 (0.75)       (0.78)      (0.78)       (0.81)      (0.80)
                                                         -----        -----       -----        -----       -----
Change in net asset value                                (1.40)       (0.94)      (0.02)       (1.54)       0.46
                                                         -----        -----       -----        -----       -----
NET ASSET VALUE, END OF PERIOD                           $5.19        $6.59       $7.53        $7.55       $9.09
                                                         =====        =====       =====        =====       =====
Total return(1)                                         (10.87)%      (2.65)%     10.16%       (8.97)%     15.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $235,623     $312,544    $391,057     $427,659    $532,906
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     1.28%(3)     1.22%(3)    1.16%(2)     1.12%       1.11%
   Net investment income                                 10.69%       10.35%       9.71%        9.13%       8.76%
Portfolio turnover                                         100%          80%         73%         103%        167%



PHOENIX-GOODWIN HIGH YIELD FUND


                                                                                CLASS B
                                                   -----------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                          2001         2000        1999          1998      1997
                                                      ----------   ----------   ----------   ---------- ----------
Net asset value, beginning of period                     $6.54        $7.51       $7.52         $9.07     $8.63
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           0.60(4)      0.72        0.70          0.76      0.73
   Net realized and unrealized gain (loss)               (1.30)       (0.95)       0.01         (1.55)     0.46
                                                         -----        -----       -----         -----     -----
     TOTAL FROM INVESTMENT OPERATIONS                    (0.70)       (0.23)       0.71         (0.79)     1.19
                                                         -----        -----       -----         -----     -----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.64)       (0.74)      (0.72)        (0.76)    (0.75)
   In excess of net investment income                    (0.06)          --          --            --        --
                                                         -----        -----       -----         -----     -----
     TOTAL DISTRIBUTIONS                                 (0.70)       (0.74)      (0.72)        (0.76)    (0.75)
                                                         -----        -----       -----         -----     -----
Change in net asset value                                (1.40)       (0.97)      (0.01)        (1.55)     0.44
                                                         -----        -----       -----         -----     -----
NET ASSET VALUE, END OF PERIOD                           $5.14        $6.54       $7.51         $7.52     $9.07
                                                         =====        =====       =====         =====     =====
Total return(1)                                         (11.59)%      (3.52)%      9.37%        (9.61)%   14.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $30,073      $43,108     $59,547       $61,026   $52,184
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     2.03%(3)     1.97%(3)    1.91%(2)      1.88%     1.86%
   Net investment income (loss)                           9.93%        9.62%       8.94%         8.46%     8.00%
Portfolio turnover                                         100%          80%         73%          103%      167%


--------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not significantly differ for Class B.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Computed using average shares outstanding.



                                                          Phoenix Series Fund 57

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND


                                                                              CLASS C
                                                   -----------------------------------------------------------------
                                                                                                        FROM
                                                                                                      INCEPTION
                                                                YEAR ENDED OCTOBER 31,               2/27/98 TO
                                                         2001             2000            1999        10/31/98
                                                      ----------       ----------      ----------    ----------
Net asset value, beginning of period                     $6.56            $7.53           $7.54         $9.31
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                           0.60(6)          0.73            0.71          0.50
   Net realized and unrealized gain (loss)               (1.30)           (0.96)             --         (1.76)
                                                         -----            -----           -----         -----
     TOTAL FROM INVESTMENT OPERATIONS                    (0.70)           (0.23)           0.71         (1.26)
                                                         -----            -----           -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income                  (0.64)           (0.74)          (0.72)        (0.51)
   In excess of net investment income                    (0.06)              --              --            --
                                                         -----            -----           -----         -----
     TOTAL DISTRIBUTIONS                                 (0.70)           (0.74)          (0.72)        (0.51)
                                                         -----            -----           -----         -----
Change in net asset value                                (1.40)           (0.97)          (0.01)        (1.77)
                                                         -----            -----           -----         -----
NET ASSET VALUE, END OF PERIOD                           $5.16            $6.56           $7.53         $7.54
                                                         =====            =====           =====         =====
Total return(1)                                         (11.56)%          (3.51)%          9.38%       (14.09)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $2,413           $2,689          $3,052        $1,669
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                     2.03%(5)         1.97%(4)        1.91%(4)      1.88%(2)
   Net investment income (loss)                           9.92%            9.69%           8.85%         8.94%(2)
Portfolio turnover                                         100%              80%             73%          103%



PHOENIX-GOODWIN MONEY MARKET FUND


                                                                               CLASS A
                                                    ---------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                        2001          2000        1999         1998        1997
                                                     ----------    ----------  ----------   ----------  ----------
Net asset value, beginning of period                    $1.00        $1.00        $1.00        $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.042        0.054        0.044        0.049       0.048
                                                       ------       ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.042        0.054        0.044        0.049       0.048
                                                       ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.042)      (0.054)      (0.044)      (0.049)     (0.048)
                                                       ------       ------       ------       ------      ------
Change in net asset value                                  --           --           --           --          --
                                                       ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD                          $1.00        $1.00        $1.00        $1.00       $1.00
                                                       ======       ======       ======       ======      ======
Total return                                             4.23%        5.59%        4.47%        5.00%       4.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $184,349     $164,125     $205,066     $195,292    $188,695
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    0.85%(4)(7)  0.80%(4)     0.77%(4)     0.73%       0.79%
   Net investment income                                 4.12%        5.41%        4.41%        4.90%       4.76%


--------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not Annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.02%.
(6) Computed using average shares outstanding.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.86% for Class A.



58 Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN MONEY MARKET FUND


                                                                                 CLASS B
                                                     ----------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                         2001         2000         1999         1998        1997
                                                      ----------   ----------   ----------   ----------  ----------
Net asset value, beginning of period                    $1.00        $1.00        $1.00        $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.034        0.047        0.036        0.041       0.040
                                                       ------       ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.034        0.047        0.036        0.041       0.040
                                                       ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.034)      (0.047)      (0.036)      (0.041)     (0.040)
                                                       ------       ------       ------       ------      ------
Change in net asset value                                  --           --           --           --          --
                                                       ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD                          $1.00        $1.00        $1.00        $1.00       $1.00
                                                       ======       ======       ======       ======      ======
Total return                                            3.46%         4.80%        3.69%        4.22%       4.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $22,027      $18,616      $20,054      $19,978     $15,013
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.60%(3)(4)  1.56%(3)     1.52%(3)     1.48%       1.55%
   Net investment income                                 3.28%        4.65%        3.66%        4.15%       4.02%



PHOENIX-GOODWIN MONEY MARKET FUND


                                                                    CLASS C
                                                    ----------------------------------------
                                                                                  FROM
                                                                                INCEPTION
                                                      YEAR ENDED OCTOBER 31,   10/12/99 TO
                                                         2001        2000       10/31/99
                                                      ----------  ----------   -----------
Net asset value, beginning of period                    $1.00       $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.031       0.044        0.003
                                                       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.031       0.044        0.003
                                                       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.031)     (0.044)      (0.003)
                                                       ------      ------       ------
Change in net asset value                                  --          --           --
                                                       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                          $1.00       $1.00        $1.00
                                                       ======      ======       ======
Total return                                             3.19%       4.55%        0.19%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $3,399      $1,435         $145
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.85%(3)(4) 1.83%(3)     1.82%(1)(3)
   Net investment income                                 2.90%       4.56%        3.95%(1)


--------------------
(1) Annualized.

(2) Not annualized.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would not significantly differ.



                                                          Phoenix Series Fund 59

--------------------------------------------------------------------------------

PHOENIX-OAKHURST BALANCED FUND


                                                                           CLASS A
                                              -------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                 2001           2000         1999           1998         1997
                                              ----------     ----------   ----------     ----------   ----------
Net asset value, beginning of period            $17.63         $17.92       $16.29         $18.07       $17.56
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                   0.41           0.47         0.40           0.42         0.48
   Net realized and unrealized gain (loss)       (1.20)          0.77         2.25           0.90         2.38
                                                ------         ------       ------         ------       ------
     TOTAL FROM INVESTMENT OPERATIONS            (0.79)          1.24         2.65           1.32         2.86
                                                ------         ------       ------         ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.48)         (0.44)       (0.39)         (0.40)       (0.48)
   Dividends from net realized gains             (1.86)         (1.09)       (0.63)         (2.70)       (1.87)
                                                ------         ------       ------         ------       ------
   In excess of net realized gains               (0.23)            --           --             --           --
                                                ------         ------       ------         ------       ------
     TOTAL DISTRIBUTIONS                         (2.57)         (0.53)       (1.02)         (3.10)       (2.35)
                                                ------         ------       ------         ------       ------
Change in net asset value                        (3.36)         (0.29)        1.63          (1.78)        0.51
                                                ------         ------       ------         ------       ------
NET ASSET VALUE, END OF PERIOD                  $14.27         $17.63       $17.92         $16.29       $18.07
                                                ======         ======       ======         ======       ======
Total return(1)                                  (4.46)%         7.13%       16.73%          8.68%       18.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(thousands)                                 $1,207,395     $1,423,113   $1,561,026     $1,548,475   $1,702,385
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                             1.00%(2)       1.00%(2)     0.97%(2)       0.97%        0.98%
   Net investment income                          2.58%          2.55%        2.19%          2.41%        2.65%
Portfolio turnover                                  45%            50%          57%           138%         206%


PHOENIX-OAKHURST BALANCED FUND


                                                                              CLASS B
                                                  ----------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                     2001        2000         1999          1998         1997
                                                  ----------  ----------   ----------    ----------   ----------
Net asset value, beginning of period                $17.52      $17.85       $16.25        $18.04       $17.54
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.30        0.33         0.27          0.30         0.35
   Net realized and unrealized gain (loss)           (1.18)       0.77         2.24          0.90         2.37
                                                    ------      ------       ------        ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                (0.88)       1.10         2.51          1.20         2.72
                                                    ------      ------       ------        ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.32)      (0.34)       (0.28)        (0.29)       (0.35)
   Dividends from net realized gains                 (1.86)      (1.09)       (0.63)        (2.70)       (1.87)
                                                    ------      ------       ------        ------       ------
   In excess of net realized gains                   (0.23)         --           --            --           --
                                                    ------      ------       ------        ------       ------
     TOTAL DISTRIBUTIONS                             (2.41)      (1.43)       (0.91)        (2.99)       (2.22)
                                                    ------      ------       ------        ------       ------
Change in net asset value                            (3.29)      (0.33)        1.60         (1.79)        0.50
                                                    ------      ------       ------        ------       ------
NET ASSET VALUE, END OF PERIOD                      $14.23      $17.52       $17.85        $16.25       $18.04
                                                    ======      ======       ======        ======       ======
Total return(1)                                      (5.10)%      6.29%       15.84%         7.91%       17.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $32,457     $35,242      $38,613       $32,988      $30,216
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 1.75%(2)    1.75%(2)     1.72%(2)      1.72%        1.73%
   Net investment income                              1.83%       1.80%        1.45%         1.66%        1.90%
Portfolio turnover                                      45%         50%          57%          138%         206%


--------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

60 Phoenix Series Fund

       PHOENIX EQUITY PLANNING CORPORATION
       P.O. Box 150480
       Hartford, CT 06115-0480


[LOGO] PHOENIX
       INVESTMENT PARTNERS, LTD.

       A member of The Phoenix Companies, Inc.



       For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.



       ADDITIONAL INFORMATION
       You can find more information about the funds in the following documents:

       ANNUAL AND SEMIANNUAL REPORTS
       Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

       STATEMENT OF ADDITIONAL INFORMATION (SAI)
       The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus. You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting
       www.phoenixinvestments.com to send an email request.

       Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at http://www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

       Mutual Fund Services: 1-800-243-1574 Telephone Orders: 1-800-367-5877 Advisor Consulting Group: 1-800-243-4361 Text Telephone: 1-800-243-1926












       Investment Company Act File No. 811-810
       PXP 393 (2/02)

                      PHOENIX-DUFF & PHELPS CORE BOND FUND
                     PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
                      PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                         PHOENIX-GOODWIN HIGH YIELD FUND
                        PHOENIX-GOODWIN MONEY MARKET FUND
                         PHOENIX-OAKHURST BALANCED FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2002

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Series Fund, dated February 28, 2002, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                           PAGE

The Trust.................................................................   1
Investment Restrictions...................................................   1
Investment Techniques and Risks...........................................   2
Performance Information...................................................   9
Performance Comparisons...................................................  10
Portfolio Turnover........................................................  11
Portfolio Transactions and Brokerage......................................  11
Services of the Advisers..................................................  12
Net Asset Value...........................................................  14
How to Buy Shares.........................................................  15
Alternative Purchase Arrangements.........................................  15
   Purchases of Shares of the Money Market Fund...........................  16
Investor Account Services.................................................  18
How to Redeem Shares......................................................  20
Tax-Sheltered Retirement Plans............................................  21
Dividends, Distributions and Taxes........................................  21
The Distributor...........................................................  23
Distribution Plans........................................................  24
Management of the Trust...................................................  25
Other Information.........................................................  33
Appendix..................................................................  35


                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361

                        Telephone Orders: (800) 367-5877

                         Text Telephone: (800) 243-1926


   PXP427B (2/02)

                                    THE TRUST

   Phoenix Series Fund (the "Trust") is a diversified open-end management investment company that was organized under Massachusetts law in 1958 as a business trust, and was reorganized as a Delaware business trust in November 2000. The trust presently comprises six series: the Phoenix-Duff & Phelps Core Bond Fund (the "Bond Fund") (formerly, the U.S. Government Securities Fund), Phoenix-Engemann Aggressive Growth Fund (the "Aggressive Growth Fund"); Phoenix-Engemann Capital Growth Fund (the "Growth Fund"); Phoenix-Goodwin High Yield Fund (the "High Yield Fund"); Phoenix-Goodwin Money Market Fund (the "Money Market Fund"); and Phoenix-Oakhurst Balanced Fund (the "Balanced Fund"); each a "Fund" and, collectively, the "Funds."

    The Trust's prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

    The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    The Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Money Market Fund may invest more than 25% of its assets in instruments issued by domestic banks.

    (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

    (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

    (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

    (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

    (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

    If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment obligations.

BORROWING
   The Fund may from time to time increase the ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds.

   Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

DEFERRED COUPON DEBT SECURITIES
   The High Yield Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Fund shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   The Funds, except the Money Market Fund, may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges, long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a pledged account with its custodian cash, U.S. Government obligations or fully paid marginable securities. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund's total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN SECURITIES
   The Funds, except the Money Market Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   YANKEE BONDS. The Bond Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States, and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

ILLIQUID SECURITIES
   The Fund may invest in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

LENDING PORTFOLIO SECURITIES
   In order to increase its return on investments, the Trust may make loans of the portfolio securities of any Fund. Loans of portfolio securities will always be fully collateralized at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LOAN PARTICIPATIONS
   The High Yield Fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Trust to be illiquid investments.

MONEY MARKET INSTRUMENTS
   Certain money market instruments used extensively by the Money Market Fund, and to a lesser extent by the other Funds, are described below.

   REPURCHASE AGREEMENTS. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

MORTGAGE-BACKED SECURITIES
   Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

   In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

OPTIONS
   The Funds, except the Money Market Fund, may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to correctly predict movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RESTRICTED SECURITIES
   The High Yield Fund may purchase securities which cannot be sold in the public market without first being registered with the Securities and Exchange Commission ("SEC") provided that the Adviser has determined that such securities meet prescribed standards for being considered as "liquid" securities. Liquid restricted securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Trust in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under governing law. Private sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales of previously restricted securities generally involve the time and expense of the preparation and processing of a registration statement (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Trust may have to bear certain costs of registration in order to sell such shares publicly.

SWAP AGREEMENTS
   All funds, except the Core Bond and Money Market Funds, may enter into interest rate, index and currency exchange rate swap agreements, and the High Yield Fund may also enter into credit default and total return swap agreements, for hedging purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   CREDIT DEFAULT SWAP AGREEMENTS. In addition to the interest rate swap agreements discussed under "Interest Rate Transactions", the High Yield Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment.

                             PERFORMANCE INFORMATION

   Performance information for each Fund (and class of a Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and effective yield of the Money Market Fund, as yield of the other Funds offered, or any Class of such Fund, and as total return of any Fund or class thereof.

   The current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund (and each class of such Fund) assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

   Effective Yield = [(Base Period Return) + 1) (365/7)] -1


   For the 7-day period ending October 31, 2001, the yield of the Money Market Fund was 2.05% for Class A Shares, 1.29% for Class B Shares and 1.05% for Class C Shares. For the same period, the effective yield of this Fund was 2.05% for Class A Shares, 1.29% for Class B Shares and 1.05% for Class C Shares.


   Quotations of yield for the High Yield, Bond and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or class of a Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or class on the last day of the period, according to the following formula:

   YIELD = 2[(a-b)+ 1)(6) -1]
              ---
              cd

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


   For the 30-day period ended October 31, 2001, the yields for the Balanced Fund were 2.20% for Class A Shares and 1.59% for Class B Shares. For the 30-day period ended October 31, 2001, the yields for the Bond Fund were 4.81% for Class A Shares, 4.30% for Class B Shares and 4.33% for Class C Shares. For the 30-day period ended October 31, 2001, the yields for the High Yield Fund were 9.65% for Class A Shares, 9.40% for Class B Shares and 9.38% for Class C Shares.


   Total return is a measure of the change in value of an investment in a Fund, or class thereof, over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical

   $1,000 investment in the Fund or a class of a Fund; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a class owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Fund was in effect if a Fund has not been in existence for at least ten years.


   The manner in which total return will be calculated for public use is described above. The following table illustrates the total return for each Fund for the periods ended October 31, 2001.

               AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2001


                                                                                         PERIODS ENDED
                                                                  ------------------------------------------------------------
                                                                                                            10 YEAR OR
                      FUND                                             1 YEAR           5 YEAR          SINCE INCEPTION(1)
--------------------------------------------                          --------         --------        -------------------
Aggressive Growth Class A                                              -58.98%           4.73%                9.39%
Aggressive Growth Class B                                              -58.40%           5.18%               10.32%
Balanced Class A                                                        -9.96%           7.63%                8.11%
Balanced Class B                                                        -8.35%           8.11%                9.11%
Bond Class A                                                             7.97%           5.33%                6.04%
Bond Class B                                                             8.58%           5.57%                5.27%
Bond Class C                                                            12.49%            N/A                 8.35%
Growth Class A                                                         -52.37%          -0.89%                4.90%
Growth Class B                                                         -51.69%          -0.44%                5.10%
High Yield Class A                                                     -15.10%          -0.95%                5.43%
High Yield Class B                                                     -14.73%          -0.75%                1.57%
High Yield Class C                                                     -11.56%            N/A                -5.83%

(1) Since inception, July 15, 1994 for Class B Balanced and Growth; July 15, 1994 for Class B Aggressive Growth; February 16, 1994 for Class B High Yield; February 24, 1994 for Class B Bond; February 27, 1998 for Class C High Yield and October 11, 1999 for Class C Bond.


 NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return.

   Performance information for any Fund or Class reflects only the performance of a hypothetical investment in the Fund or Class during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                             PERFORMANCE COMPARISONS

   Each Fund or Class of a Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Fund or Class of a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poors The Outlook, and Personal Investor. A Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund or the Class of a Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

   Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Trust to respond quickly to changing market and economic conditions. From time to time the Trust may include specific portfolio holdings or industries. To illustrate components of overall performance, the Trust may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Trust's portfolio; or compare the Trust's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Russell 2000 Growth Index, Salomon Brothers 90-Day Treasury Bill Index, Merrill Lynch High Yield Master II Index and Salomon Brothers Corporate Bond and Government Bond Indices.

                               PORTFOLIO TURNOVER

   Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Trust to receive certain favorable tax treatment (see "Taxes"). Historical portfolio turnover rates for all Funds except the Money Market Fund (which for this purpose does not calculate a portfolio turnover rate) can be found under the heading "Financial Highlights" in the Trust's prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Trust, the Adviser and/or Subadviser (throughout this section, the "Adviser") adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Trust and may benefit both the Trust and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended October 31, 1999, 2000 and 2001, brokerage commissions paid by the Trust on portfolio transactions totaled $5,908,949, $4,629,332 and $3,380,256, respectively. In the fiscal years ended October 31, 1999, 2000 and 2001, W.S. Griffith Securities, Inc., an affiliate, received $157,635, $0 and $0, respectively, in fund-related commissions attributed to a clearing arrangement with an unaffiliated broker-dealer. In the fiscal years ended October 31, 2000 and 2001, the Trust paid brokerage commissions of $626,037 and $121,548, respectively, to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended October 31, 2001, the amount paid to PXP Securities Corp. was 3.6% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 0.5% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $705,128 paid during the fiscal year ended October 31, 2001, were paid on portfolio transactions aggregating $607,502,600 executed by brokers who provided research and other statistical information.


                            SERVICES OF THE ADVISERS


   The investment adviser to the Bond Fund is Duff & Phelps Investment Management Co. ("Duff & Phelps" or "Adviser"), which is located at 55 East Monroe Street, Chicago, Illinois 60603. The investment adviser to each of the other funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480.

   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115-0480.

   PXP has served investors for over 70 years. As of December 31, 2001, PXP had approximately $52.1 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.

   PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2001, PIC had approximately $23.8 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.

   Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. Duff & Phelps was founded more than 70 years ago as an investment research firm and expanded into institutional money management and introduced investment products for individuals in 1979. As of December 31, 2001, Duff & Phelps had approximately $6.9 billion in assets under management on a discretionary basis. Duff & Phelps is a subsidiary of PXP.

   Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the Aggressive Growth Fund and Capital Growth Fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four mutual funds, as subadviser to five mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 2001, Engemann had $5.0 billion in assets under management. Engemann has been an investment adviser since 1969.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not fulltime employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws, and the expense of preparing and mailing prospectuses and reports to shareholders.


   The investment advisory agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

   As full compensation for the services and facilities furnished to the Trust, the Adviser is entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that the Trust will reach net asset levels high enough to realize reductions in the rates of the advisory fees.

   The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that operating expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85%, 1.60% and 1.85% of average daily net asset values for Class A Shares, Class B Shares and Class C Shares, respectively. Such reimbursement will be made monthly.

   The agreement continues in force from year to year for all Funds, provided that, with respect to each Fund, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice. The investment advisory agreement provides that upon termination of the agreement, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.


   For services to the Trust during the fiscal years ended October 31, 1999, 2000 and 2001, the Adviser received fees of $34,561,814, $37,827,556 and
$26,898,637, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:


                                                         1999                      2000                      2001
                                                     ------------              -----------               ------------
Aggressive Growth Fund                                $2,312,441                $4,634,035                $3,289,038
Balanced Fund                                          8,742,404                 8,204,629                 7,194,962
Bond Fund                                                796,046                   628,281                   588,331
Growth Fund                                           18,467,284                20,650,443                12,862,101
High Yield Fund                                        3,333,625                 2,839,729                 2,145,029
Money Market Fund                                        910,014                   870,439                   819,176



   The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
   The Board of Trustees is responsible for overseeing the performance of the Funds' investment advisers and subadvisers and determining whether to approve and renew the Funds' investment advisory arrangements. In approving the agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of each Fund with a peer group of funds and a relevant market index, the allocation of each Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Funds, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating the each Fund's fee structures, including a comparative analysis of each Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that most of the Funds were close to or below the median in each category reviewed. For those Funds that had significantly higher fees or total expenses, the Board considered the specific portfolio management issues and/or expense structures that contributed to the higher fees. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

MONEY MARKET FUND
   The assets of the Money Market Fund are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Fund securities may at times be more or less than their market value. By using amortized cost valuation, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

   The yield on a shareholder's investment may be more or less than that which would be recognized if the Fund's net asset value per share was not constant and was permitted to fluctuate with the market value of the Fund's portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Fund's net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of l%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Fund's portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Fund will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which (except Class A Shares of the Money Market Fund), at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time. Note, only the Aggressive Growth Fund, Bond Fund, High Yield Fund and Money Market Fund offer Class C Shares.

    Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the

Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES--AGGRESSIVE GROWTH FUND, BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

PURCHASES OF SHARES OF THE MONEY MARKET FUND
   The minimum initial investment and the minimum subsequent investment for the purchase of shares of the Money Market Fund are set forth in the Prospectus. Shares of the Money Market Fund are sold through registered representatives of Equity Planning or through brokers or dealers with whom Equity Planning has sales agreements. (See "Distribution Plans"). Initial purchases of shares may also be made by mail by completing an application and mailing it directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Subsequent purchases should be sent to State Street Bank and Trust Company. An investment is accepted when funds are credited to the purchaser. Investments are credited not later than the second business day after receipt by the Trust of checks drawn on U.S. banks payable in U.S. funds. Shares purchased begin earning dividends the day after funds are credited. Certified checks are not necessary.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements;
(4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than the Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than the Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually nonbinding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.


CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.

EXCHANGES
   Under certain circumstances, shares of any Phoenix Fund (except Class A Shares of the Money Market Fund) may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

    A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

BY CHECK (BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)
   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                         TAX-SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");


   (ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
(iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.


   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   It is the policy of the Trust and of each Fund that each comply with provisions of the Internal Revenue Code (the "Code") relieving investment companies which distribute substantially all of their net income from Federal income tax on the amounts distributed.

   The Federal tax laws also impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws. The Trust intends that each Fund will comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

   As stated in the Prospectus, the Trust believes that each of its Funds will be treated as a single entity. Prior to November 1, 1986, the Trust was treated as a single entity.

   To qualify for treatment as a regulated investment company ("RIC") each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   Income dividends and short-term capital gains distributions, whether received in shares or in cash, are treated by shareholders as ordinary income for Federal income tax purposes. Prior to January 1, 1987, income dividends were eligible for the dividends received exclusion of $100 ($200 for a joint return) available to individuals and the 85% dividends received deduction available to corporate shareholders, subject, in either case, to reduction, for various reasons, including the fact that dividends received from domestic corporations in any year were less than 95% of the distributing Fund's gross income, in the case of individual distributees, or 100% of the distributing Fund's gross income, in the case of corporate distributees. Any income dividends received after December 31, 1987 do not qualify for dividend exclusion on an individual tax return but corporate shareholders are eligible for a 70% dividends received deduction (80% in the case of a 20% shareholder) subject to a reduction for various reasons including the fact that dividends received from domestic corporations in any year are less than 100% of the distributing Fund's gross income. Gross income includes the excess of net short-term capital gains over net long-term capital losses.

   Distributions which are designated by the Trust as long-term capital gains, whether received in shares or in cash, are taxable to shareholders as long-term capital gains (regardless of how long such person has been a shareholder) and are not eligible for the dividends received exclusion. Any loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions paid with respect to such shares.

   Individuals are entitled to deduct "miscellaneous itemized deductions" specified in the Code only to the extent they exceed two percent of the individuals' "adjusted gross income." Effective January 1, 1988, included within the miscellaneous itemized deductions subject to the two percent "floor" are indirect deductions through certain pass-through entities such as the Funds. The Secretary of the Treasury is authorized to prescribe regulations relating to the manner in which the floor will be applied with respect to indirect deductions and to the manner in which pass-through entities such as the Funds will report such amounts to the individual shareholders. Individual shareholders are advised that, pursuant to these rules, they may be required to report as income amounts in excess of actual distributions made to them.


   The Trust is required to withhold for income taxes, a percentage of dividends, distributions and redemption payments at the then-applicable rate, if any of the following circumstances exist: i) a shareholder fails to provide the Trust with a correct taxpayer identification number ("TIN"); ii) the Trust is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or iii) the Trust is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required for accounts with respect to which a shareholder fails to certify that
i) the TIN provided is correct and ii) the shareholder is not subject to such withholding. However, withholding will not be required from certain exempt entities nor those shareholders complying with the procedures as set forth by the Internal Revenue Service. A shareholder is required to provide the Trust with a correct TIN. The Trust in turn is required to report correct taxpayer identification numbers when filing all tax forms with the Internal Revenue Service. Should the IRS levy a penalty on the Trust for reporting an incorrect TIN and that TIN was provided by the shareholder, the Trust will pass the penalty onto the shareholder.


   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

   This discussion of "Dividends, Distributions and Taxes" is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

   Shareholders ordinarily will also be subject to state income taxes on the dividends and distributions they receive from each Fund. Shareholders are urged to consult counsel or other competent tax advisers regarding specific questions as to Federal, state or local taxes.


IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.


                                 THE DISTRIBUTOR

   Phoenix Equity Planning Corporation ("Equity Planning"), which has undertaken to use its best efforts to find purchasers for shares of the Trust, serves as the national distributor of the Trust's shares. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.


   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended October 31, 1999, 2000 and 2001, purchasers of shares of the Funds paid aggregate sales charges of $4,231,379, $4,735,134 and $2,947,020, respectively, of which the Distributor received net commissions of $1,112,429, $1,284,268 and $829,500, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 2001, the Distributor received net commissions of $241,584 for Class A Shares and deferred sales charges of $587,916 for Class B Shares and Class C Shares.


DEALER CONCESSIONS

    Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

CORE BOND FUND AND HIGH YIELD FUND

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
            AMOUNT OF TRANSACTION              AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
              AT OFFERING PRICE              OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
          ------------------------          -------------------         --------------------         -------------------
       Less than $50,000                           4.75%                       4.99%                        4.25%
       $50,000 but under $100,000                  4.50%                       4.71%                        4.00%
       $100,000 but under $250,000                 3.50%                       3.63%                        3.00%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.25%
       $500,000 but under $1,000,000               2.00%                       2.04%                        1.75%
       $1,000,000 or more                          None                         None                        None

AGGRESSIVE GROWTH FUND, CAPITAL GROWTH FUND AND BALANCED FUND

                                                                                                       DEALER DISCOUNT
                                                                                                      OR AGENCY FEE AS
            AMOUNT OF TRANSACTION                    SALES CHARGE AS PERCENTAGE OF                      PERCENTAGE OF
              AT OFFERING PRICE               OFFERING PRICE            NET AMOUNT INVESTED            OFFERING PRICE
          ------------------------          -------------------         --------------------         -------------------
       Less than $50,000                           5.75%                       6.10%                        5.25%
       $50,000 but under $100,000                  4.75%                       4.99%                        4.25%
       $100,000 but under $250,000                 3.75%                       3.90%                        3.25%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.25%
       $500,000 but under $1,000,000               2.00%                       2.04%                        1.75%
       $1,000,000 or more                          None                         None                        None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and Class B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, plus (2) the documented cost of Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

     First $200 million                                            .085%
     $200 million to $400 million                                  .05%
     $400 million to $600 million                                  .03%
     $600 million to $800 million                                  .02%
     $800 million to $1 billion                                    .015%
     Greater than $1 billion                                       .0125%

   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Fund's fiscal year ended October 31, 2001, Equity Planning received $1,879,195.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan.


   For the fiscal year ended October 31, 2000, the Funds paid Rule l2b-l Fees in the amount of $11,916,204, of which the principal underwriter received $2,695,073; W.S. Griffith Securities, Inc., an affiliate, received $1,034,053; and unaffiliated broker-dealers received $8,187,078. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $10,084,605; (2) compensation to sales personnel, $2,982,560; (3) advertising, $1,421,237; (4) printing and mailing of prospectuses to other than current shareholders, $217,017; (5) service costs, $1,084,303, and (6) other, $558,538.


   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

------------------------------ ----------------- ----------------- -----------------------------------------------------------
                                   NUMBER OF
                                 PORTFOLIOS IN
                                TERM OF OFFICE     FUND COMPLEX
      NAME, (AGE), AND          AND LENGTH OF      OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
           ADDRESS               TIME SERVED         TRUSTEE                AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ ----------------- ----------------- -----------------------------------------------------------
Robert Chesek (67)             Served since      31                Currently retired.
                               1981
------------------------------ ----------------- ----------------- -----------------------------------------------------------
E. Virgil Conway (72)          Served since      33                Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC      1993.                               since 2001.  Trustee/Director, Consolidated Edison
101 Park Avenue                                                    Company of New York, Inc. (1970-present), Pace University
New York, NY 10178                                                 (1978-present), Urstadt Biddle Property Corp.
                                                                   (1989-present), Greater New York Councils, Boy Scouts of
                                                                   America (1985-present), Union Pacific Corp.
                                                                   (1978-present), Blackrock Freddie Mac Mortgage Securities
                                                                   Fund (Advisory Director) (1990-present), Centennial
                                                                   Insurance Company (1974-present), Josiah Macy, Jr.,
                                                                   Foundation (1975-present), The Harlem Youth Development
                                                                   Foundation (1998-present), Accuhealth (1994-present),
                                                                   Trism, Inc. (1994-present), Realty Foundation of New York
                                                                   (1972-present), New York Housing Partnership Development
                                                                   Corp. (Chairman) (1981-present) and Academy of Political
                                                                   Science (Vice Chairman) (1985 to present).   Chairman,
                                                                   Metropolitan Transportation Authority (1992-2001).
                                                                   Director, Atlantic Mutual Insurance Company (1974-2002).
------------------------------ ----------------- ----------------- -----------------------------------------------------------

------------------------------ ----------------- ----------------- -----------------------------------------------------------
                                   NUMBER OF
                                 PORTFOLIOS IN
                                TERM OF OFFICE     FUND COMPLEX
      NAME, (AGE), AND          AND LENGTH OF      OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
           ADDRESS               TIME SERVED         TRUSTEE                AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ ----------------- ----------------- -----------------------------------------------------------
Harry Dalzell-Payne (72)       Served since      33                Currently retired.
The Flat, Elmore Court         1993.
Elmore, GL05, GL2 3NT U.K.
------------------------------ ----------------- ----------------- -----------------------------------------------------------
Francis E. Jeffries (71)       Served since      34                Director, The Empire District Electric Company
8477 Bay Colony Dr. #902       1995.                               (1984-present). Director (1989-1997), Chairman of the
Naples, FL  34108                                                  Board (1993-1997), Phoenix Investment Partners, Ltd.
------------------------------ ----------------- ----------------- -----------------------------------------------------------
Leroy Keith, Jr. (62)          Served since      31                Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.      1980.                               since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street, Ste. 1430                                       Officer (1995-1998), Carson Products Company
Chattanooga, TN  37402                                             (cosmetics).   Director/Trustee, Evergreen Funds (6
                                                                   portfolios).
------------------------------ ----------------- ----------------- -----------------------------------------------------------
Geraldine M. McNamara (50)     Served since      31                Managing Director, U.S. Trust Company of New York
United States Trust Company    2001.                               (private bank) (1982-present).
of NY
114 West 47th Street
New York, NY 10036
------------------------------ ----------------- ----------------- -----------------------------------------------------------
Everett L. Morris (73)         Served since      33                Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company        1995.                               management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302
------------------------------ ----------------- ----------------- -----------------------------------------------------------
James M. Oates (55)            Served since      31                Chairman, IBEX Capital Markets Inc. (financial services)
IBEX Capital Markets, Inc.,    1987.                               (1997-present). Managing Director, Wydown Group
60 State Street, Ste. 950                                          (consulting firm) (1994-present). Director, Investors
Boston, MA 02109                                                   Financial Service Corporation (1995-present), Investors
                                                                   Bank & Trust Corporation (1995-present), Plymouth Rubber
                                                                   Co. (1995-present), Stifel Financial (1996-present),
                                                                   Connecticut River Bancorp (1998-present), Connecticut
                                                                   River Bank (1998-present), 1Mind, Inc. (1999-present) and
                                                                   1Mind.com (2000-present). Director and Treasurer,
                                                                   Endowment for Health, Inc. (2000-present). Chairman,
                                                                   Emerson Investment Management, Inc. (2000-present).
                                                                   Member, Chief Executives Organization (1996-present).
                                                                   Vice Chairman, Massachusetts Housing Partnership
                                                                   (1998-1999). Director, Blue Cross and Blue Shield of New
                                                                   Hampshire (1994-1999), AIB Govett Funds (1991-2000) and
                                                                   Command Systems, Inc. (1998-2000). Director, Phoenix
                                                                   Investment Partners, Ltd. (1995-2001).
------------------------------ ----------------- ----------------- -----------------------------------------------------------
Herbert Roth, Jr. (73)         Served since      31                Currently retired.  Member, Directors Advisory Council,
134 Lake Street                1980.                               Phoenix Life Insurance Company (1998-present). Director,
Sherbom, MA 01770                                                  Boston Edison Company (1978-present), Landauer, Inc.
                                                                   (medical services) (1970-present), Tech Ops./Sevcon, Inc.
                                                                   (electronic controllers) (1987-present), and Mark IV
                                                                   Industries (diversified manufacturer) (1985-present).
                                                                   Director, Phoenix Home Life Mutual Insurance Company
                                                                   (1972-1998).
------------------------------ ----------------- ----------------- -----------------------------------------------------------

------------------------------ ----------------- ----------------- -----------------------------------------------------------
                                                     NUMBER OF
                                                  PORTFOLIOS IN
                                TERM OF OFFICE     FUND COMPLEX
      NAME, (AGE), AND          AND LENGTH OF      OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
           ADDRESS               TIME SERVED         TRUSTEE                AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ ----------------- ----------------- -----------------------------------------------------------
Richard E. Segerson (55)       Served since      31                Managing Director, Northway Management Company
Northway Management Company    1993.                               (1998-present). Managing Director, Mullin Associates
164 Mason Street Greenwich,                                        (1993-1998).
CT 06830
------------------------------ ----------------- ----------------- -----------------------------------------------------------
Lowell P. Weicker, Jr. (70)    Served since      31                Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                1995.                               (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA  22314                                              (2000-present). President, The Trust for America's Health
                                                                   (non-profit) (2001-present).  Director, Duty Free
                                                                   International, Inc. (1997-1998).
------------------------------ ----------------- ----------------- -----------------------------------------------------------


                               INTERESTED TRUSTEE

The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


------------------------------ ----------------- ----------------- -----------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                TERM OF OFFICE     FUND COMPLEX
 NAME, (AGE), AND ADDRESS       AND LENGTH OF      OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  POSITION(S) WITH TRUST         TIME SERVED         TRUSTEE                AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ ----------------- ----------------- -----------------------------------------------------------
*Philip R. McLoughlin (55)     Served since      44                Chairman (1997-present), Director (1995-present), Vice
Chairman and President         1989.                               Chairman (1995-1997) and Chief Executive Officer
                                                                   (1995-present), Phoenix Investment Partners, Ltd.
                                                                   Director, Executive Vice President and Chief Investment
                                                                   Officer, The Phoenix Companies, Inc. (2001-present).
                                                                   Director (1994-present) and Executive Vice President,
                                                                   Investments (1988-present), Phoenix Life Insurance
                                                                   Company. Director (1983-present) and Chairman
                                                                   (1995-present), Phoenix Investment Counsel, Inc. Director
                                                                   (1984-present) and President (1990-2000), Phoenix Equity
                                                                   Planning Corporation. Chairman and Chief Executive
                                                                   Officer, Phoenix/Zweig Advisers LLC (1999-present).
                                                                   Director, PXRE Corporation (Delaware) (1985-present),
                                                                   World Trust Fund (1991-present) Phoenix Distribution
                                                                   Holding Company (2001-present) and Phoenix Investment
                                                                   Management Company (2001-present). Director and Executive
                                                                   Vice President, Phoenix Life and Annuity Company
                                                                   (1996-present). Director and Executive Vice President,
                                                                   PHL Variable Insurance Company (1995-present). Director,
                                                                   Phoenix National Trust Company (1996-present). Director
                                                                   and Vice President, PM Holdings, Inc. (1985-present).
                                                                   Director, PHL Associates, Inc. (1995-present). Director
                                                                   (1992-present) and President (1992-1994), WS Griffith
                                                                   Securities, Inc.
------------------------------ ----------------- ----------------- -----------------------------------------------------------

* Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd., and its affiliates.

                              OFFICERS OF THE TRUST

------------------------------ ---------------------- ------------------------------------------------------------------------
   NAME, (AGE) AND ADDRESS       POSITION(S) HELD
                                  WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
                               LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
------------------------------ ---------------------- ------------------------------------------------------------------------
Michael E. Haylon (44)         Executive Vice         Director and Executive Vice President; Investments, Phoenix Investment
                               President since 1995.  Partners, Ltd. (1995-present). Director (1994-present), President
                                                      (1995-present), Phoenix Investment Counsel, Inc. Director, Phoenix
                                                      Equity Planning Corporation (1995-present). Executive Vice President,
                                                      Phoenix Fund Complex (1993-present).
------------------------------ ---------------------- ------------------------------------------------------------------------
William R. Moyer (57)          Executive Vice         Executive Vice President and Chief Financial Officer (1999-present),
                               President since 1990.  Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                                      Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                      President, Finance (1990-present), Chief Financial Officer
                                                      (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                      Corporation. Director (1998-present), Senior Vice President
                                                      (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                      (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                      and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).
------------------------------ ---------------------- ------------------------------------------------------------------------
John F. Sharry (51)            Executive Vice         President, Private Client Group (1999-present), Executive Vice
                               President since 1998.  President, Retail Division (1997-1999), Phoenix Investment Partners,
                                                      Ltd. President, Private Client Group, Phoenix Equity Planning
                                                      Corporation (2000-present).  Executive Vice President, Phoenix Fund
                                                      Complex (1998-present).
------------------------------ ---------------------- ------------------------------------------------------------------------
J. Roger Engemann (61)         Senior Vice            President and Director (1969-present), Roger Engemann & Associates,
600 North Rosemead Blvd.       President since 1998.  Inc. Chairman, Owner (1996-present), Pasadena National Trust Company.
Pasadena, CA 91107-2138                               Chairman, President and Director (1988-present), Pasadena Capital
                                                      Corporation. Chairman, President and Director, Roger Engemann
                                                      Management Co., Inc. (1985-present). Vice President, Phoenix
                                                      Investment Counsel, Inc. (1998-2001).
------------------------------ ---------------------- ------------------------------------------------------------------------
James D. Wehr (44)             Senior Vice            Senior Vice President, Fixed Income (1998-present), Managing Director,
                               President since 1997.  Fixed Income (1996-1998), Phoenix Investment Counsel, Inc.
------------------------------ ---------------------- ------------------------------------------------------------------------
David L. Albrycht (40)         Vice President since   Managing Director, Fixed Income, Phoenix Investment Counsel, Inc.
                               1997.                  (1996-present).
------------------------------ ---------------------- ------------------------------------------------------------------------
Malcolm Axon (41)              Vice President since   Chief Financial Officer and Secretary (1995-present), Controller
600 North Rosemead Blvd.       2000.                  (1991-1995), Roger Engemann & Associates, Inc. Chief Financial Officer
Pasadena, CA 91107-2138                               and Secretary, Roger Engemann Management Co. Inc. (since 1993) and
                                                      Pasadena Capital Corporation (since 1995).
------------------------------ ---------------------- ------------------------------------------------------------------------

------------------------------ ---------------------- ------------------------------------------------------------------------
   NAME, (AGE) AND ADDRESS       POSITION(S) HELD
                                  WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
                               LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
------------------------------ ---------------------- ------------------------------------------------------------------------
Steven L. Colton (42)          Vice President since   Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
221A Mt. Hermon Road, Graham   1997.                  (1997-present). Vice President/Senior Portfolio Manager, American
Plaza,                                                Century Investment Management (1987-1997).
Scotts Valley CA 95066
------------------------------ ---------------------- ------------------------------------------------------------------------
Robert S. Driessen (54)        Vice President since   Vice President and Compliance Officer, Phoenix Investment Partners,
                               1999.                  Ltd. (1999-present) and Phoenix Investment Counsel, Inc.
                                                      (1999-present). Vice President, Phoenix Fund Complex (1999-present).
                                                      Compliance Officer (2000-present) and Associate Compliance Officer
                                                      (1999), PXP Securities Corp. Vice President, Risk Management Liaison,
                                                      Bank of America (1996-1999). Vice President, Securities Compliance,
                                                      The Prudential Insurance Company of America (1993-1996). Branch
                                                      Chief/Financial Analyst, Securities and Exchange Commission, Division
                                                      of Investment Management (1972-1993).
------------------------------ ---------------------- ------------------------------------------------------------------------
Paul Lefurgey                  Vice President since   Senior Vice President, Duff & Phelps Investment Management Co.
55 East Monroe Street          2000.                  (1990-present).
Chicago, IL 60603
------------------------------ ---------------------- ------------------------------------------------------------------------
James E. Mair (60)             Vice President since   Executive Vice President (1994-present) and Senior Vice President
600 North Rosemead Blvd.       1998.                  (1983-1994), Roger Engemann & Associates, Inc. Executive Vice
Pasadena, CA 91107-2138                               President (1994-present) and Security Analyst (1983-1994), Roger
                                                      Engemann Management Co., Inc. Executive Vice President and Director
                                                      (1994-present), Pasadena Capital Corporation. Director (1989-present),
                                                      Pasadena National Trust Company. Managing Director, Equities, Phoenix
                                                      Investment Counsel, Inc. (1998-2001).
------------------------------ ---------------------- ------------------------------------------------------------------------
Timothy P. Norman (47)         Vice President since   Managing Director, Fixed Income, Phoenix Investment Counsel, Inc.
                               1998.                  (1998-present). Executive Vice President (1995-1998), Senior Vice
                                                      President (1992-1994), Duff & Phelps Investment Management Co.
------------------------------ ---------------------- ------------------------------------------------------------------------
Julie L. Sapia (44)            Vice President since   Director, Money Market Trading (1997-present), Head Money Market
                               1997.                  Trader (1997), Money Market Trader (1995-1997), Phoenix Investment
                                                      Counsel, Inc.  Various positions with Phoenix Home Life Mutual
                                                      Insurance Company (1985-1995).
------------------------------ ---------------------- ------------------------------------------------------------------------
John S. Tilson (57)            Vice President since   Executive Vice President (1994-present), Roger Engemann & Associates,
600 North Rosemead Blvd.       1998.                  Inc. Executive Vice President and Director (1994-present), Pasadena
Pasadena, CA 91107-2138                               Capital Corporation. Executive Vice President (1994-present), Roger
                                                      Engemann Management Co., Inc.
------------------------------ ---------------------- ------------------------------------------------------------------------
Nancy G. Curtiss (49)          Treasurer since 1994.  Vice President, Fund Accounting (1994-present) and Treasurer
                                                      (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                      Phoenix Fund Complex (1994-present).
------------------------------ ---------------------- ------------------------------------------------------------------------
G. Jeffrey Bohne (54)          Secretary since 1993.  Vice President and General Manager, Phoenix Life Insurance Company
101 Munson Street                                     (1993-present).  Senior Vice President, Mutual Fund Customer Service
Greenfield, MA                                        (1999-present), Vice President, Mutual Fund Customer Service
                                                      (1996-1999), Phoenix Equity Planning Corporation. Secretary, Phoenix
                                                      Fund Complex (1993-present).
------------------------------ ---------------------- ------------------------------------------------------------------------

COMMITTEES OF THE BOARD


   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   The Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, James M. Oates, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met 4 times during the Trust's last fiscal year.

    The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Everett L. Morris, James M. Oates and Herbert Roth, Jr. The Committee met 3 times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr. and Herbert Roth, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.

COMPENSATION

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended October 31, 2001, the Trustees received the following compensation:

                                                                                          TOTAL
                                                                                      COMPENSATION
                                                                                     FROM TRUST AND
                                                        AGGREGATE                     FUND COMPLEX
                                                      COMPENSATION                     (31 FUNDS)
     NAME                                              FROM TRUST                   PAID TO TRUSTEES
     ----                                              ----------                   ----------------
Robert Chesek                                            $11,455                        $56,500
E. Virgil Conway                                         $14,145                        $69,750
Harry Dalzell-Payne                                      $12,250                        $60,500
Francis E. Jeffries                                      $10,550*                       $50,750
Leroy Keith, Jr.                                         $11,455                        $56,500
Philip R. McLoughlin                                     $     0                        $     0
Geraldine M. McNamara                                    $ 2,750                        $27,500
Everett L. Morris                                        $13,045*                       $64,750
James M. Oates                                           $11,920                        $58,750
Herbert Roth, Jr.                                        $10,550                        $51,500
Richard E. Segerson                                      $13,350*                       $66,000
Lowell P. Weicker, Jr.                                   $13,350                        $65,000

* This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2001, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $327,145, $181,128, $140,833 and $139,420, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

TRUSTEE OWNERSHIP OF SECURITIES
     Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2001.

------------------------------------ ------------------------------------ -----------------------------------
                                                                              AGGREGATE DOLLAR RANGE OF
                                                                            TRUSTEE OWNERSHIP IN ALL FUNDS
                                      DOLLAR RANGE OF EQUITY SECURITIES     OVERSEEN BY TRUSTEE IN FAMILY
          NAME OF TRUSTEE                  IN A FUND OF THE TRUST              OF INVESTMENT COMPANIES
------------------------------------ ------------------------------------ -----------------------------------
Robert Chesek                        None                                 None
------------------------------------ ------------------------------------ -----------------------------------
E. Virgil Conway                     Phoenix-Engemann Capital Growth      $1- $10,000
                                     Fund-- $1 - $10,000
------------------------------------ ------------------------------------ -----------------------------------
Harry Dalzell-Payne                  None                                 None
------------------------------------ ------------------------------------ -----------------------------------
Francis E. Jeffries                  None                                 None
------------------------------------ ------------------------------------ -----------------------------------

------------------------------------ ------------------------------------ -----------------------------------
                                                                              AGGREGATE DOLLAR RANGE OF
                                                                            TRUSTEE OWNERSHIP IN ALL FUNDS
                                      DOLLAR RANGE OF EQUITY SECURITIES     OVERSEEN BY TRUSTEE IN FAMILY
          NAME OF TRUSTEE                  IN A FUND OF THE TRUST              OF INVESTMENT COMPANIES
------------------------------------ ------------------------------------ -----------------------------------
Leroy Keith, Jr.                     None                                 None
------------------------------------ ------------------------------------ -----------------------------------
Philip R. McLoughlin                 Phoenix-Engemann Capital Growth      Over $100,000
                                     Fund-- $10,000 - $50,000
                                     Phoenix-Goodwin Money Market
                                     Fund--Over $100,000
------------------------------------ ------------------------------------ -----------------------------------
Geraldine M. McNamara                None                                 None
------------------------------------ ------------------------------------ -----------------------------------
Everett L. Morris                    Phoenix-Engemann Aggressive Growth   Over $100,000
                                     Fund-- $10,000 - $50,000
------------------------------------ ------------------------------------ -----------------------------------
James M. Oates                       None                                 Over $100,000
------------------------------------ ------------------------------------ -----------------------------------
Herbert Roth, Jr.                    None                                 Over $100,000
------------------------------------ ------------------------------------ -----------------------------------
Richard E. Segerson                  None                                 None
------------------------------------ ------------------------------------ -----------------------------------
Lowell P. Weicker, Jr.               None                                 None
------------------------------------ ------------------------------------ -----------------------------------

At February 6, 2002, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund.


PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of February 6, 2002 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Trust's equity securities.

NAME OF SHAREHOLDER                                         NAME OF FUND          PERCENT OF CLASS    NUMBER OF SHARES
-------------------                                         ------------          ----------------    ----------------

Bear Stearns Securities Corp.                           Aggressive Growth Fund         6.31%              1,728.000
FBO 759-47990-20                                        Class C
1 Metrotech Center North
Brooklyn, NY 11201

James V. Bliss                                          Money Market Fund              6.23%            169,551.780
Helen D. Bliss Jt Ten                                   Class C
24 Chesterton Lane
Chesterfield, MO 63017-7837

*Donaldson Lufkin Jenrette                             Core Bond Fund                  5.44%              3,492.418
 Securities Corporation inc.                           Class C
 P.O. Box 2052
 Jersey City, NJ 07303-2052

Ferris, Baker, Watts, Inc.                             Aggressive Growth Fund         14.84%              4,062.288
David P. Reed/IRA                                      Class C
9 Greenspring Circle
Huntington, WV  25705

*MLPF & S for the Sole                                 Core Bond Fund                 24.16%            232,540.229
 Benefit of its Customers                              Class B
 Attn: Fund Administration                             Core Bond Fund                 34.97%             22,440.684
 4800 Deer Lake Dr. E. 3rd Fl.                         Class C
 Jacksonville, FL 32246-6484                           Aggressive Growth Fund          9.22%            218,355.861
                                                       Class B
                                                       High Yield Fund                15.81%            964,458.389
                                                       Class B
                                                       High Yield Fund                32.95%            165,554.036
                                                       Class C
                                                       Balanced Fund                   5.46%            125,197.060
                                                       Class B

NAME OF SHAREHOLDER                                         NAME OF FUND          PERCENT OF CLASS    NUMBER OF SHARES
-------------------                                         ------------          ----------------    ----------------
NFSC FEBO                                              High Yield Fund                 6.35%             31,891.677
Laborer's INTL of NA Local 860
4220 Prospect Avenue
Cleveland, OH 44103-4367

PaineWebber for the Benefit of                         Core Bond Fund                  6.06%              3,891.548
UBS PaineWebber CDN FBO                                Class C
Edmund J. Linehan
P.O. Box 3321
Weehawken, NJ  07086-8154

Phoenix Equity Planning Corp                           Core Bond Fund                 19.83%             12,727.179
Attn:  Corporate Accounting Dept                       Class C
C/O Gene Charon Controller                             Money Market Fund               6.44%         11,823,369.370
56 Prospect Street - 1CP8                              Class A
Hartford, CT 06103-2818

Phoenix Investment Counsel, Inc                        Aggressive Growth Fund         18.76%              5,133.470
Attn:  Gene Charon                                     Class C
56 Prospect Street
Hartford, CT  06103-2818

TTEES of Phoenix Savings and Investment Plan           Aggressive Growth Fund          5.57%          1,056,390.553
C/O Suzettee Louro                                     Class A
100 Bright Meadow Boulevard                            Money Market Fund               6.30%         11,564,072.668
P.O. Box 1900                                          Class A
Enfield, CT 06083

State Street Bank & Trust Co.                          Money Market Fund               5.91%            161,056.170
Custody for the IRA of                                 Class C
Edward T. Harley
289 Belmont Road
King of Prussia, PA 19406-2002

State Street Bank & Trust Co.                          Money Market Fund               5.59%            152,169.790
Custody for the IRA of                                 Class C
Joseph Mathis
605 Alans Way
Forked River, NJ 08731

Joel L. Vittori TTEE                                   High Yield Fund                 5.29%             26,571.426
AAA South Jersey                                       Class C
Money Purchase Pension Plan
700 Laurel Oak Road
Voorhes, NJ 08043

Wachovia Securities, Inc.                              Aggressive Growth Fund         17.88%              4,892.719
FBO 210-00159-20                                       Class C
P.O. Box 1220
Charlotte, NC  28201-1220



* Record owner only for its individual customers. To the Trust's knowledge, no customer beneficially owned 5% or more of the total outstanding shares of any Class of any Fund.

                                OTHER INFORMATION

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Trust's assets (the "Custodian"). Equity Planning, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on October 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.

FINANCIAL STATEMENTS

   The Fund's Financial Statements for the fiscal year ended October 31, 2001, appearing in the Fund's 2001 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS
   The Money Market Fund will only invest in commercial paper which at the date of investment is rated A-l by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix-Duff & Phelps Core Bond Fund


                        INVESTMENTS AT OCTOBER 31, 2001

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
U.S. GOVERNMENT SECURITIES--10.9%

U.S. TREASURY BONDS--8.2%
U.S. Treasury Bonds 6.125%,
8/15/29...........................   AAA         $    9,900  $ 11,511,839
                                                             ------------

U.S. TREASURY NOTES--2.7%
U.S. Treasury Notes 6.625%,
3/31/02...........................   AAA              2,600     2,649,054
U.S. Treasury Notes 5.50%,
5/31/03...........................   AAA              1,100     1,154,957
                                                             ------------
                                                                3,804,011
                                                             ------------
- -------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $14,576,242)                                  15,315,850
- -------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--35.3%
Fannie Mae 10%, 5/25/04...........   AAA                397       411,362
Fannie Mae 6%, 10/1/14............   AAA              4,612     4,754,403
Fannie Mae 6.50%, 6/1/16..........   AAA              3,629     3,774,317
Fannie Mae 6.75%, 5/25/19.........   AAA              1,000     1,029,310
Fannie Mae 6.75%, 6/25/21.........   AAA              1,000     1,035,030
Fannie Mae 6%, 5/1/29.............   AAA              2,534     2,570,800
Fannie Mae 6.50%, 7/1/29..........   AAA              7,205     7,436,449
Fannie Mae 6.50%, 5/1/30..........   AAA                174       179,561
Fannie Mae 7%, 5/1/30.............   AAA              6,939     7,258,023
Fannie Mae 7.50%, 3/1/31..........   AAA              4,583     4,801,723
Fannie Mae 6.50%, 8/1/31..........   AAA              6,468     6,660,389
GNMA 8.50%, 4/15/02...............   AAA                  1           836
GNMA 8%, 9/15/05..................   AAA                 52        54,727
GNMA 8.50%, 3/15/06...............   AAA                 47        49,626
GNMA 8.50%, 4/15/06...............   AAA                 21        21,733
GNMA 8%, 9/15/06..................   AAA                  7         7,937

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
GNMA 8.50%, 11/15/22..............   AAA         $        6  $      6,293
GNMA 6.50%, 9/15/28...............   AAA              2,073     2,143,163
GNMA 7.50%, 9/15/29...............   AAA              6,979     7,349,508
- -------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $46,880,012)                                  49,545,190
- -------------------------------------------------------------------------

ASSET-BACKED SECURITIES--13.5%
Ford Credit Auto Owner Trust 00-E,
A4 6.74%, 6/15/04.................   AAA              3,000     3,121,301
Green Tree Financial Corp. 98-3,
A5 6.22%, 3/1/30..................   AAA              4,793     4,986,706
MBNA Master Credit Card Trust
Series 1997-C Class A 2.635%,
8/15/06(d)........................   AAA              2,900     2,900,920
PECO Energy Transition Trust 99-A,
A6 6.05%, 3/1/09..................   AAA              4,000     4,294,274
Premier Auto Trust 99-1, A4 5.82%,
10/8/03...........................   AAA              3,590     3,673,074
- -------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $17,921,228)                                  18,976,275
- -------------------------------------------------------------------------

CORPORATE BONDS--17.0%

CONSUMER FINANCE--2.7%
Ford Motor Credit Co. 7.375%,
2/1/11............................  BBB+              1,500     1,522,700
Household Finance Corp. 8%,
7/15/10...........................    A               2,000     2,250,583
                                                             ------------
                                                                3,773,283
                                                             ------------

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
ELECTRIC COMPANIES--1.9%
Progress Energy, Inc. 7.10%,
3/1/11............................   BBB         $    2,500  $  2,697,788

ENTERTAINMENT--1.5%
Walt Disney Co. 5.50%, 12/29/06...    A               2,000     2,045,806

FINANCIAL (DIVERSIFIED)--2.3%
Citicorp Capital I 7.933%,
2/15/27...........................                    3,000     3,230,997

FOODS--2.3%
Campbell Soup Co. 6.75%,
2/15/11...........................    A               3,000     3,226,488
INVESTMENT BANKING/BROKERAGE--1.8%
Merrill Lynch & Co. 6.50%,
7/15/18...........................   AA-              2,500     2,557,128

NATURAL GAS--1.9%
Consolidated Natural Gas 6.85%,
4/15/11...........................  BBB+              2,500     2,663,768

TELECOMMUNICATIONS (LONG DISTANCE)--2.6%
Worldcom, Inc. 8.25%, 5/15/31.....  BBB+              3,500     3,583,845
- -------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $22,421,333)                                  23,779,103
- -------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--9.5%
First Union - Lehman Brothers -
Bank of America 98-C2, A2 6.56%,
11/18/08..........................   AAA              2,300     2,479,836
First Union Lehman Brothers
Commercial Mortgage 97-C1, A3
7.38%, 4/18/07.................... Aaa(c)             2,500     2,763,506
J.P. Morgan Commercial Mortgage
Finance Corp. 97-C5, A2 7.069%,
9/15/29...........................   AAA              2,997     3,218,927
Merrill Lynch Mortgage Investors,
Inc. 96-C2, A3 6.96%, 11/21/28....   AAA              3,000     3,195,289
Morgan Stanley Capital I, 98-WF1,
 A2 6.55%, 12/15/07...............   AAA              1,500     1,612,091
- -------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $12,268,525)                                  13,269,649
- -------------------------------------------------------------------------

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------

FOREIGN CORPORATE BONDS--1.6%

UNITED KINGDOM--1.6%
British Telecom PLC 8.125%,
12/15/10..........................   A-          $    2,000  $  2,284,610
- -------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $1,997,029)                                    2,284,610
- -------------------------------------------------------------------------

                                                   SHARES
                                                 ----------
PREFERRED STOCKS--7.3%

AGENCY NON MORTGAGE-BACKED SECURITIES--7.3%
Home Ownership Funding Corp. II
Pfd. 144A 13.338%(b)(d)...........                   13,522    10,268,903
- -------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $9,962,754)                                   10,268,903
- -------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--95.1%
(IDENTIFIED COST $126,027,123)                                133,439,580
- -------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--3.1%

MONEY MARKET MUTUAL FUNDS--3.1%
SSgA Money Market Fund (2.55%
seven day effective yield)........                4,285,470     4,285,470
- -------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $4,285,470)                                    4,285,470
- -------------------------------------------------------------------------

TOTAL INVESTMENTS--98.2%
(IDENTIFIED COST $130,312,593)                                137,725,050(a)
Other assets and liabilities, net--1.8%                         2,550,577
                                                             ------------
NET ASSETS--100.0%                                           $140,275,627
                                                             ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,116,594 and gross depreciation of $3,260,240 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purpose was $133,868,696.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to a value of $10,268,903 or 7.3% of net assets.

(c) As rated by Moody's, Fitch or Duff & Phelps.

(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value (Identified cost
 $130,312,593)                                         $137,725,050
Receivables
 Fund shares sold                                         1,767,430
 Interest                                                 1,096,108
Prepaid expenses                                              3,816
                                                       ------------
   Total assets                                         140,592,404
                                                       ------------
LIABILITIES
Payables
 Fund shares repurchased                                    117,683
 Investment advisory fee                                     52,016
 Transfer agent fee                                          52,009
 Distribution fee                                            35,345
 Professional                                                26,888
 Financial agent fee                                         12,091
 Trustees' fee                                                5,784
Accrued expenses                                             14,961
                                                       ------------
   Total liabilities                                        316,777
                                                       ------------
NET ASSETS                                             $140,275,627
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $153,656,865
Undistributed net investment income                         349,892
Accumulated net realized loss                           (21,143,587)
Net unrealized appreciation                               7,412,457
                                                       ------------
NET ASSETS                                             $140,275,627
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $129,913,265)                                           13,771,870
Net asset value per share                                     $9.43
Offering price per share $9.43/(1-4.75%)                      $9.90
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $9,866,563)                                              1,051,271
Net asset value and offering price per share                  $9.39
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets $495,799)        52,704
Net asset value and offering price per share                  $9.41

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Interest                                                $ 8,060,418
Dividends                                                   993,326
Security lending                                              1,995
                                                        -----------
   Total investment income                                9,055,739
                                                        -----------
EXPENSES
Investment advisory fee                                     588,331
Distribution fee, Class A                                   305,076
Distribution fee, Class B                                    83,623
Distribution fee, Class C                                     3,479
Financial agent fee                                         142,591
Transfer agent                                              293,403
Printing                                                     39,558
Professional                                                 28,756
Trustees                                                     27,127
Registration                                                 26,322
Custodian                                                    17,565
Miscellaneous                                                14,959
                                                        -----------
   Total expenses                                         1,570,790
                                                        -----------
NET INVESTMENT INCOME                                     7,484,949
                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                           2,067,176
Net change in unrealized appreciation (depreciation)
 on investments                                           6,828,804
                                                        -----------
NET GAIN ON INVESTMENTS                                   8,895,980
                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $16,380,929
                                                        ===========

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/01        10/31/00
                                                              ------------    ------------
FROM OPERATIONS
 Net investment income (loss)                                 $  7,484,949    $  8,319,370
 Net realized gain (loss)                                        2,067,176      (7,503,206)
 Net change in unrealized appreciation (depreciation)            6,828,804       5,596,263
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   16,380,929       6,412,427
                                                              ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                 (7,039,572)     (8,117,497)
 Net investment income, Class B                                   (428,106)       (469,140)
 Net investment income, Class C                                    (17,271)        (11,835)
 In excess of net investment income, Class A                      (664,106)       (808,881)
 In excess of net investment income, Class B                       (40,387)        (46,748)
 In excess of net investment income, Class C                        (1,629)         (1,179)
                                                              ------------    ------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (8,191,071)     (9,455,280)
                                                              ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (8,833,438 and 9,588,199
   shares, respectively)                                        80,896,113      84,581,634
 Net asset value of shares issued from reinvestment of
   distributions (490,650 and 575,152 shares, respectively)      4,472,766       5,065,820
 Cost of shares repurchased (9,060,526 and 12,687,945
   shares, respectively)                                       (82,846,521)   (112,003,058)
                                                              ------------    ------------
Total                                                            2,522,358     (22,355,604)
                                                              ------------    ------------
CLASS B
 Proceeds from sales of shares (502,707 and 317,817 shares,
   respectively)                                                 4,587,752       2,794,067
 Net asset value of shares issued from reinvestment of
   distributions (29,368 and 34,346 shares, respectively)          266,547         300,778
 Cost of shares repurchased (345,761 and 795,578 shares,
   respectively)                                                (3,136,289)     (6,993,251)
                                                              ------------    ------------
Total                                                            1,718,010      (3,898,406)
                                                              ------------    ------------
CLASS C
 Proceeds from sales of shares (67,397 and 57,432 shares,
   respectively)                                                   618,567         509,927
 Net asset value of shares issued from reinvestment of
   distributions (1,531 and 1,317 shares, respectively)             13,930          11,545
 Cost of shares repurchased (41,838 and 44,326 shares,
   respectively)                                                  (381,024)       (391,701)
                                                              ------------    ------------
Total                                                              251,473         129,771
                                                              ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS       4,491,841     (26,124,239)
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS                          12,681,699     (29,167,092)
NET ASSETS
 Beginning of period                                           127,593,928     156,761,020
                                                              ------------    ------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) OF $349,892 AND $0, RESPECTIVELY]            $140,275,627    $127,593,928
                                                              ============    ============

                       See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                                  --------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31
                                                  --------------------------------------------------------
                                                    2001          2000        1999        1998        1997
Net asset value, beginning of period                 $8.86       $9.04       $9.83       $9.66       $9.47
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                         0.60        0.59        0.59        0.59        0.55
 Net realized and unrealized gain (loss)              0.55       (0.16)      (0.78)       0.18        0.17
                                                       ---         ---         ---         ---         ---
     TOTAL FROM INVESTMENT OPERATIONS                 1.15        0.43       (0.19)       0.77        0.72
                                                       ---         ---         ---         ---         ---
LESS DISTRIBUTIONS
 Dividends from net investment income                (0.53)      (0.55)      (0.56)      (0.57)      (0.53)
 In excess of net investment income                  (0.05)      (0.06)      (0.04)      (0.03)         --
                                                       ---         ---         ---         ---         ---
     TOTAL DISTRIBUTIONS                             (0.58)      (0.61)      (0.60)      (0.60)      (0.53)
                                                       ---         ---         ---         ---         ---
Change in net asset value                             0.57       (0.18)      (0.79)       0.17        0.19
                                                       ---         ---         ---         ---         ---
NET ASSET VALUE, END OF PERIOD                       $9.43       $8.86       $9.04       $9.83       $9.66
                                                       ---         ---         ---         ---         ---
                                                       ---         ---         ---         ---         ---
Total return(1)                                      13.36%       4.98%      (1.97)%      8.16%       7.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $129,913    $119,734    $144,923    $180,628    $182,250
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                   1.15%       1.17%       1.04%       1.00%       0.98%
 Net investment income                                5.78%       6.01%       5.62%       5.46%       5.63%
Portfolio turnover rate                                143%        146%        112%        290%        377%

                                                                                                            CLASS C
                                                                                               ----------------------------------
                                                                                                                         FROM
                                                         CLASS B
                                 --------------------------------------------------------         YEAR ENDED
                                                  YEAR ENDED OCTOBER 31                           OCTOBER 31           INCEPTION
                                 --------------------------------------------------------      -----------------      10/12/99 TO
                                   2001        2000         1999         1998        1997        2001       2000       10/31/99
Net asset value, beginning
 of period                        $8.82       $8.97        $9.77        $9.60       $9.45       $8.84      $8.99         $8.96
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income
   (loss)                          0.53        0.50         0.51         0.52        0.47        0.55       0.48          0.03
 Net realized and
   unrealized gain (loss)          0.55       (0.14)       (0.78)        0.18        0.17        0.52      (0.11)         0.03
                                    ---         ---          ---          ---         ---         ---        ---        ------
     TOTAL FROM INVESTMENT
       OPERATIONS                  1.08        0.36        (0.27)        0.70        0.64        1.07       0.37          0.06
                                    ---         ---          ---          ---         ---         ---        ---        ------
LESS DISTRIBUTIONS
 Dividends from net
   investment income              (0.47)      (0.46)       (0.49)       (0.51)      (0.49)      (0.46)     (0.47)        (0.03)
 In excess of net
   investment income              (0.04)      (0.05)       (0.04)       (0.02)         --       (0.04)     (0.05)           --
                                    ---         ---          ---          ---         ---         ---        ---        ------
     TOTAL DISTRIBUTIONS          (0.51)      (0.51)       (0.53)       (0.53)      (0.49)      (0.50)     (0.52)        (0.03)
                                    ---         ---          ---          ---         ---         ---        ---        ------
Change in net asset value          0.57       (0.15)       (0.80)        0.17        0.15        0.57      (0.15)         0.03
                                    ---         ---          ---          ---         ---         ---        ---        ------
NET ASSET VALUE, END OF
 PERIOD                           $9.39       $8.82        $8.97        $9.77       $9.60        9.41      $8.84         $8.99
                                    ---         ---          ---          ---         ---         ---        ---        ------
                                    ---         ---          ---          ---         ---         ---        ---        ------
Total return(1)                   12.58%       4.21%       (2.77)%       7.48%       6.94%      12.49%      4.30%         0.53%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (thousands)                     $9,867      $7,633      $11,737      $12,902      $5,321        $496       $226          $101
RATIO TO AVERAGE NET ASSETS
 OF:
 Operating expenses                1.90%       1.91%        1.79%        1.75%       1.71%       1.90%      1.91%         1.37%(2)
 Net investment income             5.02%       5.25%        4.89%        4.74%       4.91%       5.02%      5.31%         4.97%(2)
Portfolio turnover rate             143%        146%         112%         290%        377%        143%       146%          112%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                        INVESTMENTS AT OCTOBER 31, 2001


                                                SHARES       VALUE
                                              ----------  ------------
COMMON STOCKS--81.5%
AEROSPACE/DEFENSE--0.4%
Alliant Techsystems Inc.(b)................       12,000  $  1,047,120

AIRLINES--1.1%
Southwest Airlines Co. ....................      100,000     1,590,000
SkyWest, Inc. .............................       80,000     1,464,000
                                                          ------------
                                                             3,054,000
                                                          ------------
BIOTECHNOLOGY--8.0%
Abgenix, Inc.(b)...........................      130,000     3,872,700
Gilead Sciences Inc.(b)....................       40,000     2,516,000
IDEC Pharmaceutical Corp.(b)...............      100,000     5,998,000
MedImmune, Inc.(b).........................      120,000     4,708,800
Millennium Pharmaceuticals, Inc.(b)........      140,000     3,564,400
Protein Design Labs, Inc.(b)...............       50,000     1,650,500
                                                          ------------
                                                            22,310,400
                                                          ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--1.1%
Cablevision Systems Corp. Class A(b).......       20,000       685,000
Univision Communications, Inc. Class
A(b).......................................      100,000     2,500,000
                                                          ------------
                                                             3,185,000
                                                          ------------

COMPUTERS (HARDWARE)--0.5%
Cosine Communications, Inc.(b)(e)(f).......       66,666        62,999
Emulex Corp.(b)............................       60,000     1,420,800
                                                          ------------
                                                             1,483,799
                                                          ------------


                                                SHARES       VALUE
                                              ----------  ------------

COMPUTERS (NETWORKING)--5.1%
McDATA Corp. Class A(b)....................      450,000  $  6,619,500
Network Appliance, Inc.(b).................      175,000     2,327,500
Overture Services, Inc.(b).................      200,000     5,270,000
                                                          ------------
                                                            14,217,000
                                                          ------------

COMPUTERS (PERIPHERALS)--1.3%
Finisar Corp.(b)...........................      400,000     3,128,000
Procom Technology, Inc.(b).................      300,000       597,000
                                                          ------------
                                                             3,725,000
                                                          ------------

COMPUTERS (SOFTWARE & SERVICES)--7.2%
Aspsecure.Com Corp.(b)(e)(f)...............      250,000             0
BEA Systems, Inc.(b).......................      600,000     7,284,000
Citrix Systems, Inc.(b)....................      100,000     2,340,000
Digital Insight Corp.(b)...................       70,500     1,173,825
i2 Technologies, Inc.(b)...................      300,000     1,368,000
NetIQ Corp.(b).............................       50,000     1,407,500
PeopleSoft, Inc.(b)........................       60,000     1,786,200
SmartForce PLC ADR(b)......................       40,000       658,400
Verisity Ltd.(b)...........................      125,000     1,450,000
VERITAS Software Corp.(b)..................       90,000     2,554,200
                                                          ------------
                                                            20,022,125
                                                          ------------

CONSUMER FINANCE--1.4%
Countrywide Credit Industries, Inc. .......      100,000     3,993,000

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund


                                                SHARES       VALUE
                                              ----------  ------------
DISTRIBUTORS (FOOD & HEALTH)--6.2%
AmerisourceBergen Corp. ...................      140,000  $  8,898,400
Andrx Group(b).............................      130,000     8,440,900
                                                          ------------
                                                            17,339,300
                                                          ------------

ELECTRICAL EQUIPMENT--1.8%
EDO Corp.(b)...............................       60,000     1,617,000
Merix Corp. ...............................      200,000     3,376,000
                                                          ------------
                                                             4,993,000
                                                          ------------

ELECTRONICS (SEMICONDUCTORS)--12.2%
Applied Micro Circuits Corp.(b)............       50,000       551,500
Integrated Circuit Systems, Inc.(b)........      250,000     4,252,500
Intersil Corp. Class A(b)..................      160,000     5,240,000
Kopin Corp(b)..............................      200,000     2,518,000
Micrel, Inc.(b)............................      180,000     4,527,000
QLogic Corp.(b)............................       40,000     1,574,000
RF Micro Devices, Inc.(b)..................      200,000     4,088,000
Semtech Corp.(b)...........................      100,000     3,775,000
Triquint Semiconductor, Inc.(b)............      200,000     3,536,000
Xilinx, Inc.(b)............................      125,000     3,802,500
                                                          ------------
                                                            33,864,500
                                                          ------------
EQUIPMENT (SEMICONDUCTORS)--3.7%
Advanced Energy Industries, Inc.(b)........      150,000     3,013,500
KLA-Tencor Corp.(b)........................       50,000     2,043,000
Photronics, Inc.(b)........................      100,000     2,482,000
Teradyne, Inc.(b)..........................      125,000     2,881,250
                                                          ------------
                                                            10,419,750
                                                          ------------

HEALTH CARE (DIVERSIFIED)--0.6%
IVAX Corp.(b)..............................       75,000     1,541,250
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.5%
Forest Laboratories, Inc.(b)...............       20,000     1,487,600
ICOS Corp.(b)..............................       40,000     2,310,000
Pharmaceutical Resources, Inc.(b)..........       40,000     1,372,000
Taro Pharmaceutical Industries Ltd.(b).....       40,000     1,684,000
                                                          ------------
                                                             6,853,600
                                                          ------------
HEALTH CARE (GENERIC AND OTHER)--2.9%
Barr Laboratories, Inc.(b).................       90,000     6,552,000
King Pharmaceuticals, Inc.(b)..............       40,000     1,559,600
                                                          ------------
                                                             8,111,600
                                                          ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.9%
Health Management Associates, Inc. Class
A(b).......................................      125,000     2,436,250


                                                SHARES       VALUE
                                              ----------  ------------

HEALTH CARE (LONG TERM CARE)--0.8%
Manor Care, Inc.(b)........................      100,000  $  2,336,000

HEALTH CARE (MANAGED CARE)--4.4%
First Health Group Corp.(b)................       80,000     2,160,000
Health Net, Inc.(b)........................      200,000     4,390,000
Wellpoint Health Networks, Inc.(b).........       50,000     5,579,500
                                                          ------------
                                                            12,129,500
                                                          ------------

HEALTH CARE (SPECIALIZED SERVICES)--2.2%
Laboratory Corporation of America
Holdings(b)................................       20,000     1,724,000
Quest Diagnostics, Inc.(b).................       20,000     1,307,600
Unilab Corp.(b)............................      125,000     2,960,000
                                                          ------------
                                                             5,991,600
                                                          ------------

HOUSEHOLD PRODUCTS (NON-DURABLE)--0.6%
Dial Corp. (The)...........................      100,000     1,668,000

INSURANCE (PROPERTY-CASUALTY)--0.4%
Fidelity National Financial, Inc. .........       50,000     1,150,500

INVESTMENT BANKING/BROKERAGE--1.4%
Lehman Brothers Holdings, Inc. ............       40,000     2,498,400
Waddell & Reed Financial, Inc. Class A.....       60,000     1,529,400
                                                          ------------
                                                             4,027,800
                                                          ------------

INVESTMENT MANAGEMENT--1.2%
Stilwell Financial, Inc. ..................       65,000     1,307,150
W.P. Stewart & Co. Ltd. ...................      100,000     2,113,000
                                                          ------------
                                                             3,420,150
                                                          ------------

OIL & GAS (EXPLORATION & PRODUCTION)--1.4%
Evergreen Resources, Inc.(b)...............       50,000     1,997,000
NobleAffiliates, Inc. .....................       50,000     1,848,500
                                                          ------------
                                                             3,845,500
                                                          ------------

RESTAURANTS--1.8%
O Charleys, Inc.(b)........................       50,000       799,500
P.F. Chang's China Bistro, Inc.(b).........       60,000     2,377,800
Starbucks Corp.(b).........................      100,000     1,712,000
                                                          ------------
                                                             4,889,300
                                                          ------------

RETAIL (BUILDING SUPPLIES)--1.5%
Lowe's Cos., Inc. .........................      125,000     4,262,500

RETAIL (COMPUTERS & ELECTRONICS)--1.2%
CDW Computers Centers, Inc.(b).............       75,000     3,453,750

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund


                                                SHARES       VALUE
                                              ----------  ------------
RETAIL (DISCOUNTERS)--1.3%
Family Dollar Stores, Inc. ................      125,000  $  3,607,500

RETAIL (DRUG STORES)--1.3%
Duane Reads, Inc.(b).......................      120,000     3,590,400

RETAIL (SPECIALTY)--1.1%
Bed, Bath & Beyond Inc.(b).................      100,000     2,506,000
Office Depot, Inc.(b)......................       50,000       680,000
                                                          ------------
                                                             3,186,000
                                                          ------------

RETAIL (SPECIALTY-APPAREL)--0.4%
AnnTaylor Stores Corp.(b)..................       50,000     1,100,000

SERVICES (COMMERCIAL & CONSUMER)--2.7%
Corporate Executive Board Co. (The)(b).....      150,000     4,585,500
Exult, Inc.(b).............................      200,000     2,800,000
                                                          ------------
                                                             7,385,500
                                                          ------------

SERVICES (COMPUTER SYSTEMS)--0.9%
SunGard Data Systems, Inc.(b)..............      100,000     2,520,000
- ----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $202,600,424)                             227,160,694
- ----------------------------------------------------------------------

FOREIGN COMMON STOCKS--7.2%

COMPUTERS (SOFTWARE & SERVICES)--1.8%
Check Point Software Technologies Ltd.
(Israel)(b)................................       70,000     2,066,400
Precise Software Solutions Ltd.
(Israel)(b)................................      150,000     2,866,500
                                                          ------------
                                                             4,932,900
                                                          ------------

ELECTRICAL EQUIPMENT--0.4%
Flextronics International Ltd.
(Singapore)(b).............................       50,000       995,000

ELECTRONICS (SEMICONDUCTORS)--0.6%
United Microelectronics Corp. ADR
(Taiwan)(b)................................      300,000     1,710,000

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.4%
Elan Corp. PLC ADR (Ireland)(b)............       75,000     3,423,750
Teva Pharmaceutical Industries Ltd. ADR
(Israel)...................................      145,000     8,961,000
                                                          ------------
                                                            12,384,750
                                                          ------------
- ----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $18,093,936)                               20,022,650
- ----------------------------------------------------------------------


                                                SHARES       VALUE
                                              ----------  ------------

CONVERTIBLE PREFERRED STOCKS--0.5%

COMMUNICATIONS EQUIPMENT--0.3%
Metro Optix, Inc. Series B
Pfd.(b)(c)(e)(f)...........................      176,768  $  1,012,881

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Micro Photonix Series C Pfd.(b)(c)(e)(f)...      237,518       425,157
- ----------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $3,250,003)                                 1,438,038
- ----------------------------------------------------------------------
                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)
                                   -----------   ----------
CONVERTIBLE BONDS--0.6%

COMMUNICATIONS EQUIPMENT--0.6%
Cyras Systems, Inc. Cv. 144A
4.50%, 8/15/05(d)(e)..............   NR          $    1,250     1,443,750
Kestrel Solutions, Inc. Cv. 144A
5.50%, 7/15/05(d)(e)..............   NR               1,000       170,000
- -------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $2,250,000)                                    1,613,750
- -------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--89.8%
(IDENTIFIED COST $226,194,363)                                250,235,132
- -------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--9.0%

CERTIFICATES OF DEPOSIT--0.7%
Canadian Imperial Bank of Commerce
4.225%, 5/22/02...................  AA--              2,000     2,023,581

COMMERCIAL PAPER--8.1%
United Technologies Corp. 2.75%,
11/2/01...........................   A-1              3,000     2,999,771
Exxon Imperial U.S., Inc. 2.45%,
11/7/01...........................  A-1+              1,380     1,379,437
Verizon Network Funding Corp.
2.42%, 11/13/01...................  A-1+              3,000     2,997,580
Special Purpose Accounts
Receivables Corp. 2.45%,
11/13/01..........................   A-1              1,105     1,104,098
Delaware Funding Corp. 2.42%,
11/14/01..........................  A-1+              1,500     1,498,689
Ford Motor Credit Co. 2.80%,
11/14/01..........................   A-1              3,500     3,496,461
Kimberly-Clark Corp. 2.40%,
11/16/01..........................  A-1+                860       859,140

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                                    STANDARD
                                    & POOR'S        PAR
                                     RATING        VALUE
                                   (Unaudited)     (000)        VALUE
                                   -----------   ----------  ------------
COMMERCIAL PAPER--CONTINUED
Bavaria Universal Funding Corp.
2.47%, 11/16/01...................   A-1         $    3,500  $  3,496,398
Special Purpose Accounts
Receivables Corp. 2.55%,
11/19/01..........................   A-1              1,250     1,248,406
Preferred Receivable Funding Corp.
2.32%, 11/30/01...................  A-1+              3,205     3,199,011
                                                             ------------
                                                               22,278,991
                                                             ------------

                                                 PAR
                                                VALUE
                                                (000)        VALUE
                                              ----------  ------------
FEDERAL AGENCY SECURITIES--0.2%
Federal Farm Credit Bank Discount Notes
2.32%, 11/13/01............................   $      690  $    689,466
- ----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $24,968,347)                               24,992,038
- ----------------------------------------------------------------------

TOTAL INVESTMENTS--98.8%
(IDENTIFIED COST $251,162,710)                             275,227,170(a)
Other assets and liabilities, net--1.2%                      3,338,326
                                                          ------------
NET ASSETS--100.0%                                        $278,565,496
                                                          ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $40,603,378 and gross depreciation of $17,338,540 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $251,962,332.

(b) Non-income producing.

(c) Private placement. Illiquid.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to a value of $1,613,750 or 0.5% of net assets.

(e) Illiquid. At October 31, 2001, these securities amounted to a value of $3,114,787 or 1.1% of net assets.

(f) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2001, these securities, which are included in illiquid securities above, amounted to $1,501,037 or 0.5% of net assets.

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value,
 including $10,617,665 of securities on loan
 (Identified cost $251,162,710)                        $ 275,227,170
Short-term investments held as collateral for loaned
 securities                                               12,012,439
Cash                                                       1,516,152
Receivables
 Investment securities sold                                8,561,457
 Fund shares sold                                            205,269
 Interest and dividends                                       71,997
Prepaid expenses                                               4,445
                                                       -------------
   Total assets                                          297,598,929
                                                       -------------
LIABILITIES
Payables
 Collateral on securities loaned                          12,012,439
 Investment securities purchased                           6,243,513
 Fund shares repurchased                                     306,035
 Investment advisory fee                                     189,429
 Transfer agent fee                                          127,791
 Distribution fee                                             75,551
 Financial agent fee                                          20,000
 Trustees' fee                                                 5,784
 Payable to adviser                                              162
Accrued expenses                                              52,729
                                                       -------------
   Total liabilities                                      19,033,433
                                                       -------------
NET ASSETS                                             $ 278,565,496
                                                       =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $ 382,319,531
Accumulated net realized loss                           (127,818,495)
Net unrealized appreciation                               24,064,460
                                                       -------------
NET ASSETS                                             $ 278,565,496
                                                       =============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $250,174,414)                                            19,762,603
Net asset value per share                                     $12.66
Offering price per share $12.66/(1-5.75%)                     $13.43
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $28,115,887)                                              2,392,131
Net asset value and offering price per share                  $11.75
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets $275,195)         23,425
Net asset value and offering price per share                  $11.75

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Interest                                               $   2,262,106
Dividends                                                    536,628
Security lending                                             179,632
Foreign taxes withheld                                       (20,383)
                                                       -------------
   Total investment income                                 2,957,983
                                                       -------------
EXPENSES
Investment advisory fee                                    3,289,038
Distribution fee, Class A                                    930,286
Distribution fee, Class B                                    403,115
Distribution fee, Class C                                      1,779
Financial agent fee                                          289,637
Transfer agent                                               705,499
Printing                                                     113,397
Registration                                                  53,757
Custodian                                                     48,023
Professional                                                  32,829
Trustees                                                      27,127
Miscellaneous                                                 16,689
                                                       -------------
   Total expenses                                          5,911,176
   Custodian fees paid indirectly                             (7,825)
                                                       -------------
   Net expenses                                            5,903,351
                                                       -------------
NET INVESTMENT LOSS                                       (2,945,368)
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized loss on securities                         (127,818,492)
Net change in unrealized appreciation (depreciation)
 on investments                                         (253,705,211)
                                                       -------------
NET LOSS ON INVESTMENTS                                 (381,523,703)
                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(384,469,071)
                                                       =============

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended       Year Ended
                                                                10/31/01         10/31/00
                                                              -------------    -------------
FROM OPERATIONS
 Net investment income (loss)                                 $  (2,945,368)   $  (3,240,741)
 Net realized gain (loss)                                      (127,818,492)      45,604,732
 Net change in unrealized appreciation (depreciation)          (253,705,211)     128,911,291
                                                              -------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  (384,469,071)     171,275,282
                                                              -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized gains, Class A                                    (40,496,417)     (46,796,438)
 Net realized gains, Class B                                     (4,568,282)      (3,625,625)
                                                              -------------    -------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (45,064,699)     (50,422,063)
                                                              -------------    -------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (3,255,371 and 9,993,900
   shares, respectively)                                         62,077,180      327,378,390
 Net asset value of shares issued from reinvestment of
   distributions (1,812,114 and 1,457,984 shares,
   respectively)                                                 38,054,382       43,929,051
 Cost of shares repurchased (4,776,406 and 7,398,322 shares,
   respectively)                                                (85,502,086)    (240,837,014)
                                                              -------------    -------------
Total                                                            14,629,476      130,470,427
                                                              -------------    -------------
CLASS B
 Proceeds from sales of shares (695,573 and 1,337,382
   shares, respectively)                                         12,166,209       41,681,930
 Net asset value of shares issued from reinvestment of
   distributions (218,877 and 119,475 shares, respectively)       4,296,135        3,410,996
 Cost of shares repurchased (658,365 and 489,090 shares,
   respectively)                                                (10,686,934)     (14,862,707)
                                                              -------------    -------------
Total                                                             5,775,410       30,230,219
                                                              -------------    -------------
CLASS C
 Proceeds from sales of shares (23,906 and 0 shares,
   respectively)                                                    388,264               --
 Net asset value of shares issued from reinvestment of
   distributions (0 and 0 shares, respectively)                          --               --
 Cost of shares repurchased (481 and 0 shares, respectively)         (8,460)              --
                                                              -------------    -------------
Total                                                               379,804               --
                                                              -------------    -------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS       20,784,690      160,700,646
                                                              -------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS                         (408,749,080)     281,553,865
NET ASSETS
 Beginning of period                                            687,314,576      405,760,711
                                                              -------------    -------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) OF $0 AND $0, RESPECTIVELY]                  $ 278,565,496    $ 687,314,576
                                                              =============    =============

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS A
                                                           --------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31
                                                           --------------------------------------------------------
                                                             2001          2000        1999        1998        1997
Net asset value, beginning of period                         $31.99      $24.54      $13.72      $17.20      $16.84
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                 (0.12)(2)    (0.14)(2)    (0.08)(2)    (0.03)    (0.08)(2)
 Net realized and unrealized gain (loss)                     (17.12)      10.50       10.90        0.04        2.95
                                                               ----        ----        ----        ----        ----
     TOTAL FROM INVESTMENT OPERATIONS                        (17.24)      10.36       10.82        0.01        2.87
                                                               ----        ----        ----        ----        ----
LESS DISTRIBUTIONS
 Dividends from net realized gains                            (2.09)      (2.91)         --       (3.46)      (2.51)
 In excess of net investment income                              --          --          --       (0.03)         --
                                                               ----        ----        ----        ----        ----
     TOTAL DISTRIBUTIONS                                      (2.09)      (2.91)         --       (3.49)      (2.51)
                                                               ----        ----        ----        ----        ----
Change in net asset value                                    (19.33)       7.45       10.82       (3.48)       0.36
                                                               ----        ----        ----        ----        ----
NET ASSET VALUE, END OF PERIOD                               $12.66      $31.99      $24.54      $13.72      $17.20
                                                               ----        ----        ----        ----        ----
                                                               ----        ----        ----        ----        ----
Total return(1)                                              (56.48)%     42.90%      78.94%       0.38%      19.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $250,174    $622,964    $378,427    $222,149    $246,002
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                            1.36%(4)     1.13%(4)     1.19%(3)     1.21%     1.20%
 Net investment income                                        (0.64)%     (0.43)%     (0.41)%     (0.18)%     (0.53)%
Portfolio turnover rate                                         183%        158%        167%        176%        518%

                                                                            CLASS B                                CLASS C
                                                    --------------------------------------------------------      ---------
                                                                                                                    FROM
                                                                     YEAR ENDED OCTOBER 31                        INCEPTION
                                                    --------------------------------------------------------      1/3/01 TO
                                                        2001        2000        1999        1998        1997      10/31/01
Net asset value, beginning of period                  $30.13      $23.40      $13.18      $16.76      $16.57        $19.48
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                          (0.24)(2)    (0.38)(2)    (0.22)(2)    (0.12)    (0.20)(2)    (0.20)(2)
 Net realized and unrealized gain (loss)              (16.05)      10.02       10.44        0.03        2.90         (7.53)
                                                        ----        ----        ----        ----        ----         -----
     TOTAL FROM INVESTMENT OPERATIONS                 (16.29)       9.64       10.22       (0.09)       2.70         (7.73)
                                                        ----        ----        ----        ----        ----         -----
LESS DISTRIBUTIONS
 Dividends from net realized gains                     (2.09)      (2.91)         --       (3.46)      (2.51)           --
 In excess of net investment income                       --          --          --       (0.03)         --            --
                                                        ----        ----        ----        ----        ----         -----
     TOTAL DISTRIBUTIONS                               (2.09)      (2.91)         --       (3.49)      (2.51)           --
                                                        ----        ----        ----        ----        ----         -----
Change in net asset value                             (18.38)       6.73       10.22       (3.58)       0.19         (7.73)
                                                        ----        ----        ----        ----        ----         -----
NET ASSET VALUE, END OF PERIOD                        $11.75      $30.13      $23.40      $13.18      $16.76        $11.75
                                                        ----        ----        ----        ----        ----         -----
                                                        ----        ----        ----        ----        ----         -----
Total return(1)                                       (56.84)%     41.89%      77.54%      (0.28)%     18.70%       (39.62)%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $28,116     $64,351     $27,334     $14,157     $13,611          $275
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                     2.11%(4)     1.88%(4)     1.94%(3)     1.96%     1.96%        2.16%(4)(5)
 Net investment income                                 (1.40)%     (1.20)%     (1.16)%     (0.93)%     (1.28)%       (1.41)%(5)
Portfolio turnover rate                                   183%        158%        167%        176%        518%          183%

(1) Maximum sales charge is not reflected in total return calculation.

(2) Computed using average shares outstanding.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) Annualized.

(6) Not Annualized.

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                        INVESTMENTS AT OCTOBER 31, 2001


                                             SHARES        VALUE
                                           ----------  --------------
COMMON STOCKS--89.1%
AEROSPACE/DEFENSE--1.3%
Northrop Grumman Corp. ..................     165,000  $   16,491,750
AIRLINES--0.6%
Southwest Airlines Co. ..................     500,000       7,950,000

BANKS (MAJOR REGIONAL)--1.0%
Wells Fargo & Co. .......................     300,000      11,850,000
BIOTECHNOLOGY--3.1%
Amgen, Inc.(b)...........................     150,000       8,523,000
IDEC Pharmaceutical Corp.(b).............     300,000      17,994,000
MedImmune, Inc.(b).......................     300,000      11,772,000
                                                       --------------
                                                           38,289,000
                                                       --------------
BROADCASTING (TELEVISION, RADIO &
CABLE)--1.0%
Liberty Media Corp. Class A(b)...........   1,020,000      11,923,800

COMPUTERS (HARDWARE)--2.0%
Brocade Communications Systems,
Inc.(b)..................................     250,000       6,137,500
Sun Microsystems, Inc.(b)................   1,800,000      18,270,000
                                                       --------------
                                                           24,407,500
                                                       --------------

COMPUTERS (NETWORKING)--2.6%
Cisco Systems, Inc.(b)...................   1,100,000      18,612,000
McDATA Corp. Class A(b)..................     900,000      13,239,000
                                                       --------------
                                                           31,851,000
                                                       --------------


                                             SHARES        VALUE
                                           ----------  --------------

COMPUTERS (PERIPHERALS)--1.1%
EMC Corp.(b).............................   1,100,000  $   13,552,000

COMPUTERS (SOFTWARE & SERVICES)--7.2%
BEA Systems, Inc.(b).....................   2,200,000      26,708,000
i2 Technologies, Inc.(b).................     500,000       2,280,000
Oracle Corp.(b)..........................   1,500,000      20,340,000
PeopleSoft, Inc.(b)......................     300,000       8,931,000
Siebl Systems, Inc.(b)...................     250,000       4,082,500
VeriSign, Inc.(b)........................     411,800      15,940,778
VERITAS Software Corp.(b)................     400,000      11,352,000
                                                       --------------
                                                           89,634,278
                                                       --------------

DISTRIBUTORS (FOOD & HEALTH)--3.8%
Andrx Group(b)...........................     210,000      13,635,300
Cardinal Health, Inc. ...................     500,000      33,555,000
                                                       --------------
                                                           47,190,300
                                                       --------------

ELECTRICAL EQUIPMENT--1.3%
Emerson Electric Co. ....................     150,000       7,353,000
General Electric Co. ....................     150,000       5,461,500
Solectron Corp.(b).......................     300,000       3,690,000
                                                       --------------
                                                           16,504,500
                                                       --------------

ELECTRONICS (DEFENSE)--1.2%
Raytheon Co. ............................     450,000      14,512,500

ELECTRONICS (SEMICONDUCTORS)--10.1%
Analog Devices, Inc.(b)..................     400,000      15,200,000
Applied Micro Circuits Corp.(b)..........     200,000       2,206,000

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund


                                             SHARES        VALUE
                                           ----------  --------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Celestica, Inc.(b).......................     200,000  $    6,864,000
Intersil Corp. Class A(b)................     200,000       6,550,000
Maxim Integrated Products, Inc.(b).......     500,000      22,875,000
Micron Technology, Inc.(b)...............     200,000       4,552,000
Texas Instruments, Inc. .................   1,500,000      41,985,000
Xilinx, Inc.(b)..........................     875,100      26,620,542
                                                       --------------
                                                          126,852,542
                                                       --------------

ENTERTAINMENT--2.2%
AOL Time Warner, Inc.(b).................     450,000      14,044,500
Viacom, Inc. Class B(b)..................     350,000      12,778,500
                                                       --------------
                                                           26,823,000
                                                       --------------

EQUIPMENT (SEMICONDUCTORS)--2.4%
KLA-Tencor Corp.(b)......................     350,000      14,301,000
Novellus Systems, Inc.(b)................     125,000       4,128,750
Teradyne, Inc.(b)........................     500,000      11,525,000
                                                       --------------
                                                           29,954,750
                                                       --------------
FINANCIAL (DIVERSIFIED)--7.0%
American Express Co. ....................     300,000       8,829,000
Citigroup, Inc. .........................     650,000      29,588,000
Freddie Mac..............................     500,000      33,910,000
Morgan Stanley Dean Witter & Co. ........     300,000      14,676,000
                                                       --------------
                                                           87,003,000
                                                       --------------
HEALTH CARE (DIVERSIFIED)--5.9%
Bristol-Myers Squibb Co. ................     500,000      26,725,000
Johnson & Johnson........................     797,000      46,154,270
                                                       --------------
                                                           72,879,270
                                                       --------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--9.4%
Genentech, Inc.(b).......................     200,000      10,450,000
Merck & Co., Inc. .......................     400,000      25,524,000
Pharmacia Corp. .........................     440,000      17,828,800
Pfizer, Inc. ............................   1,500,000      62,850,000
                                                       --------------
                                                          116,652,800
                                                       --------------

HEALTH CARE (GENERIC AND OTHER)--0.6%
King Pharmaceuticals, Inc.(b)............     200,000       7,798,000

HEALTH CARE (MANAGED CARE)--2.9%
UnitedHealth Group, Inc. ................     200,000      13,150,000
Wellpoint Health Networks, Inc.(b).......     200,000      22,318,000
                                                       --------------
                                                           35,468,000
                                                       --------------


                                             SHARES        VALUE
                                           ----------  --------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.1%
Baxter International, Inc. ..............     200,000  $    9,674,000
Medtronic, Inc. .........................     400,000      16,120,000
                                                       --------------
                                                           25,794,000
                                                       --------------

INSURANCE (MULTI-LINE)--1.3%
American International Group, Inc. ......     200,000      15,720,000

INVESTMENT BANKING/BROKERAGE--1.8%
Merrill Lynch & Co., Inc. ...............     400,000      17,484,000
Waddell & Reed Financial, Inc. Class A...     200,000       5,098,000
                                                       --------------
                                                           22,582,000
                                                       --------------

INVESTMENT MANAGEMENT--0.3%
Stilwell Financial, Inc. ................     200,000       4,022,000

MANUFACTURING (DIVERSIFIED)--4.1%
Tyco International Ltd. .................     900,000      44,226,000
United Technologies Corp. ...............     120,000       6,466,800
                                                       --------------
                                                           50,692,800
                                                       --------------

NATURAL GAS--1.2%
El Paso Corp. ...........................     300,000      14,718,000

OIL & GAS (EXPLORATION & PRODUCTION)--2.0%
Anadarko Petroleum Corp. ................     200,000      11,410,000
Burlington Resources, Inc. ..............     250,000       9,312,500
EOG Resources, Inc. .....................     125,000       4,421,250
                                                       --------------
                                                           25,143,750
                                                       --------------

RETAIL (BUILDING SUPPLIES)--2.9%
Home Depot, Inc. (The)...................     550,000      21,026,500
Lowe's Cos., Inc. .......................     450,000      15,345,000
                                                       --------------
                                                           36,371,500
                                                       --------------

RETAIL (DEPARTMENT STORES)--0.9%
Kohl's Corp.(b)..........................     200,000      11,122,000

RETAIL (DRUG STORES)--0.5%
Walgreen Co. ............................     200,000       6,476,000

RETAIL (GENERAL MERCHANDISE)--2.9%
Wal-Mart Stores, Inc. ...................     700,000      35,980,000

SERVICES (COMPUTER SYSTEMS)--0.7%
SunGard Data Systems, Inc.(b)............     350,000       8,820,000

SERVICES (DATA PROCESSING)--0.4%
First Data Corp. ........................      80,000       5,405,600

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund


                                             SHARES        VALUE
                                           ----------  --------------
TELEPHONE--1.3%
SBC Communications, Inc. ................     425,000  $   16,196,750
- ---------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,060,661,582)                        1,106,632,390
- ---------------------------------------------------------------------

FOREIGN COMMON STOCKS--4.7%

COMMUNICATIONS EQUIPMENT--0.7%
Nokia Oyj ADR (Finland)(b)...............     400,000       8,204,000

COMPUTERS (SOFTWARE & SERVICES)--1.4%
Accenture Ltd. Class A (Bermuda)(b)......     550,000       9,663,500

Check Point Software Technologies Ltd.
(Israel)(b)..............................     250,000       7,380,000
                                                       --------------
                                                           17,043,500
                                                       --------------

ELECTRICAL EQUIPMENT--0.6%
Flextronics International Ltd.
(Singapore)(b)...........................     400,000       7,960,000

ELECTRONICS (SEMICONDUCTORS)--1.0%
Taiwan Semiconductor Manufacturing
Company Ltd. ADR (Taiwan)(b).............     600,000       7,746,000

United Microelectronics Corp. ADR
(Taiwan)(b)..............................     800,000       4,560,000
                                                       --------------
                                                           12,306,000
                                                       --------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.0%
Teva Pharmaceutical Industries Ltd. ADR
(Israel).................................     200,000      12,360,000
- ---------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $68,117,575)                              57,873,500
- ---------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--93.8%
(IDENTIFIED COST $1,128,779,157)                        1,164,505,890
- ---------------------------------------------------------------------
                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                 (Unaudited)    (000)         VALUE
                                 -----------  ----------  --------------
SHORT-TERM OBLIGATIONS--7.5%

CERTIFICATES OF DEPOSIT--0.1%
Canadian Imperial Bank of
Commerce 4.225%, 5/22/02........    AA-       $    1,500  $    1,517,686

COMMERCIAL PAPER--5.8%
Govco, Inc. 2.55%, 11/1/01......   A-1+            4,425       4,425,000

United Technologies Corp. 2.55%,
11/1/01.........................    A-1            3,919       3,919,000

Park Avenue Receivables 2.60%,
11/1/01.........................    A-1            1,588       1,588,000

Lexington Parker Capital Co.
2.70%, 11/1/01..................    A-1              585         585,000

Preferred Receivable Funding
Corp. 2.50%, 11/2/01............    A-1            1,500       1,499,896

United Technologies Corp. 2.75%,
11/2/01.........................    A-1            3,500       3,499,733

Govco, Inc. 2.50%, 11/5/01......   A-1+            1,770       1,769,508

Lexington Parker Capital Co.
2.52%, 11/5/01..................    A-1            5,000       4,998,599

Exxon Imperial U.S., Inc. 2.45%,
11/7/01.........................   A-1+            1,680       1,679,314

Gannett Co. 2.49%, 11/8/01......    A-1            5,000       4,997,579

Private Export Funding Corp.
2.40%, 11/13/01.................   A-1+            2,000       1,998,400

Alcoa, Inc. 2.35%, 11/14/01.....    A-1            2,300       2,298,048

Ford Motor Credit Co. 2.80%,
11/14/01........................    A-1            3,500       3,496,461

Kimberly-Clark Corp. 2.40%,
11/16/01........................   A-1+            2,000       1,998,000

Bavaria Universal Funding Corp.
2.47%, 11/16/01.................    A-1            3,500       3,496,398

United Technologies Corp. 2.48%,
11/19/01........................    A-1            2,000       1,997,520

Heinz (Hj) Finance Co. 2.40%,
11/26/01........................    A-1            3,500       3,494,167

Verizon Network Funding Corp.
2.48%, 11/27/01.................   A-1+            4,717       4,708,551

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                 (Unaudited)    (000)         VALUE
                                 -----------  ----------  --------------
COMMERCIAL PAPER--CONTINUED
Marsh & McLennan Co., Inc 2.40%,
11/30/01........................   A-1+       $    5,000  $    4,990,333

Bavaria Universal Funding Corp.
2.55%, 12/17/01.................    A-1            3,500       3,489,714

Marsh & McLennan Co., Inc.
2.32%, 1/9/02...................   A-1+            2,000       1,992,142
Verizon Network Funding Corp.
2.34%, 1/11/02..................   A-1+            2,000       1,991,085

Lexington Parker Capital Co.
2.30%, 1/17/02..................    A-1            2,376       2,365,226

Beta Finance, Inc. 2.50%,
3/8/02..........................   A-1+            1,000       1,000,000
United Technologies Corp. 2.55%,
4/12/02.........................    A-1            2,500       2,477,388
                                                          --------------
                                                              70,755,062
                                                          --------------

FEDERAL AGENCY SECURITIES--1.4%
FHLMC Discount Notes 2.60%,
11/2/01.........................    AAA              400         399,971

FHLMC Discount Notes 2.37%,
11/9/01.........................    AAA            5,000       4,997,368

Federal Farm Credit Bank
Discount Notes 2.32%,
11/13/01........................    AAA            3,385       3,382,382

FHLMC Discount Notes 2.45%,
12/6/01.........................    AAA            4,511       4,501,493

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                 (Unaudited)    (000)         VALUE
                                 -----------  ----------  --------------
FEDERAL AGENCY SECURITIES--CONTINUED

FHLMC Discount Notes 2.26%,
12/13/01........................    AAA       $    2,010  $    2,004,700

Federal Farm Credit Bank
Discount Notes 2.30%, 2/7/02....    AAA              475         472,427

Fannie Mae Discount Notes 2.55%,
5/13/02.........................    AAA            2,000       1,999,884
                                                          --------------
                                                              17,758,225
                                                          --------------

MEDIUM-TERM NOTES--0.2%
Bank of America Corp. 3.21%,
3/19/02.........................    A+             2,500       2,502,952

Merrill Lynch & Co., Inc. 8.30%,
11/1/02.........................    AA-              287         302,674
                                                          --------------
                                                               2,805,626
                                                          --------------
- ------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $92,800,262)                                 92,836,599
- ------------------------------------------------------------------------

TOTAL INVESTMENTS--101.3%
(IDENTIFIED COST $1,221,579,419)                          1,257,342,489(a)
Other assets and liabilities, net--(1.3%)                    (16,509,348)
                                                          --------------
NET ASSETS--100.0%                                        $1,240,833,141
                                                          ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $183,407,263 and gross depreciation of $147,773,450 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $1,221,708,676.

(b) Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value, including
 $4,599,049 of securities on loan (Identified cost
 $1,221,579,419)                                     $ 1,257,342,489
Short-term investments held as collateral                  4,826,402
Receivables
 Dividends and interest                                      599,513
 Fund shares sold                                            304,174
Prepaid expenses                                              20,743
                                                     ---------------
   Total assets                                        1,263,093,321
                                                     ---------------
LIABILITIES
Collateral on securities loaned                            4,826,402
Payables
 Fund shares repurchased                                   2,126,169
 Investment securities purchased                          13,460,299
 Investment advisory fee                                     736,908
 Transfer agent fee                                          607,104
 Distribution fee                                            293,998
 Financial agent fee                                          37,042
 Trustees' fee                                                 5,784
 Payable to adviser                                            3,372
Accrued expenses                                             163,102
                                                     ---------------
   Total liabilities                                      22,260,180
                                                     ---------------
NET ASSETS                                           $ 1,240,833,141
                                                     ===============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest     $ 1,601,411,161
Accumulated net realized loss                           (396,341,090)
Net unrealized appreciation                               35,763,070
                                                     ---------------
NET ASSETS                                           $ 1,240,833,141
                                                     ===============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $1,198,984,455)                                          87,107,649
Net asset value per share                                     $13.76
Offering price per share $13.76/(1-5.75%)                     $14.60
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $41,848,686)                                              3,209,659
Net asset value and offering price per share                  $13.04

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Dividends                                            $     9,401,120
Interest                                                   5,158,571
Security lending                                              23,939
Foreign taxes withheld                                      (165,546)
                                                     ---------------
   Total investment income                                14,418,084
                                                     ---------------
EXPENSES
Investment advisory fee                                   12,862,101
Distribution fee, Class A                                  4,621,166
Distribution fee, Class B                                    658,376
Financial agent fee                                          528,091
Transfer agent                                             3,431,678
Printing                                                     464,055
Custodian                                                    136,794
Professional                                                  50,921
Registration                                                  42,931
Trustees                                                      27,127
Miscellaneous                                                 53,106
                                                     ---------------
   Total expenses                                         22,876,346
   Custodian fees paid indirectly                             (5,100)
                                                     ---------------
   Net expenses                                           22,871,246
                                                     ---------------
NET INVESTMENT LOSS                                       (8,453,162)
                                                     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                         (393,747,092)
Net change in unrealized appreciation
 (depreciation) on investments                          (954,559,048)
                                                     ---------------
NET LOSS ON INVESTMENTS                               (1,348,306,140)
                                                     ---------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          $(1,356,759,302)
                                                     ===============

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended        Year Ended
                                                                 10/31/01          10/31/00
                                                              --------------    --------------
FROM OPERATIONS
 Net investment income (loss)                                 $   (8,453,162)   $  (13,367,404)
 Net realized gain (loss)                                       (393,747,092)      149,777,852
 Net change in unrealized appreciation (depreciation)           (954,559,048)      182,346,026
                                                              --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 (1,356,759,302)      318,756,474
                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized gains, Class A                                    (143,374,329)     (345,471,309)
 Net realized gains, Class B                                      (5,390,196)      (12,455,394)
 In excess of net realized gains, Class A                         (2,500,010)               --
 In excess of net realized gains, Class B                            (93,989)               --
                                                              --------------    --------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (151,358,524)     (357,926,703)
                                                              --------------    --------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (3,029,648) and 7,965,171
   shares, respectively)                                          58,271,150       247,194,588
 Net asset value of shares issued from reinvestment of
   distributions (6,347,342 and 10,232,449 shares,
   respectively)                                                 138,880,197       310,043,804
 Cost of shares repurchased (18,227,328 and 17,481,257
   shares, respectively)                                        (338,821,403)     (544,392,522)
                                                              --------------    --------------
Total                                                           (141,670,056)       12,845,870
                                                              --------------    --------------
CLASS B
 Proceeds from sales of shares (317,975 and 506,171 shares,
   respectively)                                                   5,852,758        15,078,207
 Net asset value of shares issued from reinvestment of
   distributions (251,613 and 374,587 shares, respectively)        5,248,733        10,937,941
 Cost of shares repurchased (964,507 and 692,234 shares,
   respectively)                                                 (17,134,239)      (20,742,273)
                                                              --------------    --------------
Total                                                             (6,032,748)        5,273,875
                                                              --------------    --------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      (147,702,804)       18,119,745
                                                              --------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS                        (1,655,820,630)      (21,050,484)
NET ASSETS
 Beginning of period                                           2,896,653,771     2,917,704,255
                                                              --------------    --------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) OF $0 AND $0, RESPECTIVELY]                  $1,240,833,141    $2,896,653,771
                                                              ==============    ==============

                       See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                              FINANCIAL HIGHLIGHTS

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                  2001             2000          1999          1998          1997
Net asset value, beginning of period                               $29.14        $29.61        $24.95        $27.83        $26.87
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)(2)                                    (0.08)        (0.12)        (0.06)        (0.06)         0.14
 Net realized and unrealized gain (loss)                           (13.76)         3.35          7.06          2.73          5.62
                                                                     ----          ----          ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                              (13.84)         3.23          7.00          2.67          5.76
                                                                     ----          ----          ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                                  --            --            --            --         (0.21)
 Dividends from net realized gains                                  (1.51)        (3.70)        (2.39)        (5.55)        (4.59)
 In excess of net realized gains                                    (0.03)           --            --            --            --
                                                                     ----          ----          ----          ----          ----
     TOTAL DISTRIBUTIONS                                            (1.54)        (3.70)        (2.39)        (5.55)        (4.80)
                                                                     ----          ----          ----          ----          ----
Capital contribution from Adviser                                      --            --          0.05            --            --
                                                                     ----          ----          ----          ----          ----
Change in net asset value                                          (15.38)        (0.47)         4.66         (2.88)         0.96
                                                                     ----          ----          ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                     $13.76        $29.14        $29.61        $24.95        $27.83
                                                                     ----          ----          ----          ----          ----
                                                                     ----          ----          ----          ----          ----
Total return(1)                                                    (49.46)%       10.43%        29.76%(3)      12.26%       24.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $1,198,984    $2,796,095    $2,819,742    $2,434,217    $2,518,289
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  1.17%(4)       1.06%(4)       1.07%(4)       1.08%       1.10%
 Net investment income                                              (0.42)%       (0.39)%       (0.23)%       (0.22)%        0.53%
Portfolio turnover rate                                                63%           75%          100%          110%          196%

                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                     2001          2000          1999          1998          1997
Net asset value, beginning of period                               $27.90        $28.68        $24.40        $27.51        $26.63
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)(2)                                    (0.22)        (0.34)        (0.26)        (0.24)        (0.06)
 Net realized and unrealized gain (loss)                           (13.10)         3.26          6.88          2.68          5.57
                                                                     ----          ----          ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                              (13.32)         2.92          6.62          2.44          5.51
                                                                     ----          ----          ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                                  --            --            --            --         (0.04)
 Dividends from net realized gains                                  (1.51)        (3.70)        (2.39)        (5.55)        (4.59)
 In excess of net realized gains                                    (0.03)           --            --            --            --
                                                                     ----          ----          ----          ----          ----
     TOTAL DISTRIBUTIONS                                            (1.54)        (3.70)        (2.39)        (5.55)        (4.63)
                                                                     ----          ----          ----          ----          ----
Capital contribution from Adviser                                      --            --          0.05            --            --
                                                                     ----          ----          ----          ----          ----
Change in net asset value                                          (14.86)        (0.78)         4.28         (3.11)         0.88
                                                                     ----          ----          ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                     $13.04        $27.90        $28.68        $24.40        $27.51
                                                                     ----          ----          ----          ----          ----
                                                                     ----          ----          ----          ----          ----
Total return(1)                                                    (49.82)%        9.61%        28.80%(3)      11.41%       23.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $41,849      $100,558       $97,963       $76,060       $68,022
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  1.92%(4)       1.81%(4)       1.82%(4)       1.83%       1.85%
 Net investment income                                              (1.16)%       (1.14)%       (0.99)%       (0.97)%       (0.25)%
Portfolio turnover rate                                                63%           75%          100%          110%          196%

(1) Maximum sales charge is not reflected in total return calculation.

(2) Computed using average shares outstanding.

(3) Total return includes the effect of the capital contribution from the Adviser (See Note 2). Without this contribution, total return would have been 29.54% and 28.58% for Class A and Class B, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                        INVESTMENTS AT OCTOBER 31, 2001

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------
ASSET-BACKED SECURITIES--1.2%

Pennant CBO Ltd. 1A, D 13.43%,
3/14/11(i)..........................     Ba       $3,000  $  3,140,625
- ----------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $2,923,129)                                 3,140,625
- ----------------------------------------------------------------------

CORPORATE BONDS--58.7%

AGRICULTURAL PRODUCTS--0.2%
DIMON, Inc. 144A 9.625%,
10/15/11(b).........................     Ba          450       463,500

AIRLINES--0.9%
American Airlines, Inc. 144A 7.80%,
4/1/08(b)...........................     Baa       2,500     2,512,450

ALUMINUM--1.3%
Century Aluminum Co. 144A 11.75%,
4/15/08(b)(j).......................     Ba        2,000     1,972,500

Kaiser Aluminum & Chemical Corp.
12.75%, 2/1/03......................     Caa       3,000     1,455,000
                                                          ------------
                                                             3,427,500
                                                          ------------

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------

AUTO PARTS & EQUIPMENT--1.5%
Cambridge Industries, Inc. Series B
10.25%, 7/15/07(e)(f)(g)(i).........     NR       $5,000  $  1,150,000

Delco Remy International, Inc.
10.625%, 8/1/06.....................      B          910       916,825

Dura Operating Corp. Series D 9%,
5/1/09..............................      B        1,000       855,000

Lear Corp. Series B 8.11%,
5/15/09.............................     Ba        1,000     1,014,250
                                                          ------------
                                                             3,936,075
                                                          ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--7.5%
Charter Communications Holdings LLC
8.25%, 4/1/07.......................      B        4,000     3,840,000

Charter Communications Holdings LLC
11.125%, 1/15/11....................      B        1,000     1,060,000

Charter Communications Holdings LLC
10%, 5/15/11........................      B        2,000     2,030,000

Emmis Communications Corp. 0%,
3/15/11(d)..........................      B        3,365     1,901,225

FrontierVision Holdings LP 0%,
9/15/07(d)..........................      B        3,400     3,553,000

Insight Communications Co., Inc. 0%,
2/15/11(d)..........................      B        6,000     3,360,000

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--CONTINUED
Lin Holdings Corp 144A 0%,
3/1/08(b)(d)........................      B       $5,000  $  2,850,000

Radio One, Inc. 144A 8.875%,
7/1/11(b)...........................      B        1,300     1,361,750
                                                          ------------
                                                            19,955,975
                                                          ------------
BUILDING MATERIALS--1.1%
WCI Communities, Inc. 10.625%,
2/15/11.............................      B        2,950     2,942,625

CHEMICALS--0.2%
Airgas, Inc. 9.125%, 10/1/11........     Ba          530       559,150
CHEMICALS (SPECIALTY)--1.1%
Huntsman Corp. 9.50%, 7/1/07........     Ca        2,250       157,500

Millennium America, Inc. 9.25%,
6/15/08.............................     Ba        3,000     2,820,000
                                                          ------------
                                                             2,977,500
                                                          ------------

COMMUNICATIONS EQUIPMENT--1.1%
Metromedia Fiber Network, Inc. 10%,
12/15/09(h).........................     Caa       1,850       349,909

Park N View, Inc. Series B 13%,
5/15/08(e)(f)(g)(i).................     Caa       4,000       360,000

Spectrasite Holdings, Inc. Series B
0%, 3/15/10(d)......................      B        7,900     2,093,500
Stellex Technologies, Inc. Series B
9.50%, 11/1/07(e)(f)(g)(i)..........     NR        8,500       170,000
                                                          ------------
                                                             2,973,409
                                                          ------------

COMPUTERS (SOFTWARE & SERVICES)--0.6%
Comdisco, Inc. 6.125%, 1/15/03(f)...   Caa(c)      1,500     1,185,000
Globix Corp. 12.50%, 2/1/10.........   CCC(c)      1,500       285,000

PSINet, Inc. 11%, 8/1/09(e)(f)......    D(c)       1,000        75,000
                                                          ------------
                                                             1,545,000
                                                          ------------

CONSUMER FINANCE--0.5%
Green Tree Financial Corp. Series A
6.50%, 9/26/02......................      B        1,500     1,357,500

DISTRIBUTORS (FOOD & HEALTH)--1.1%
Fleming Companies, Inc. 144A
10.625%, 7/31/07(b).................      B        2,950     2,986,875
ELECTRONICS (SEMICONDUCTORS)--0.9%
Fairchild Semiconductor Corp.
10.125%, 3/15/07....................      B        2,500     2,512,500

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------

ENGINEERING & CONSTRUCTION--1.2%
Building One Services, Inc. 10.50%,
5/1/09..............................      B       $2,500  $  1,950,000

Encompass Services Corp. 144A
10.50%, 5/1/09(b)...................      B        1,500     1,170,000
                                                          ------------
                                                             3,120,000
                                                          ------------

FINANCIAL (DIVERSIFIED)--1.7%
Finova Group, Inc. 7.50%,
11/15/09............................     NR        4,000     1,520,000

Pemex Project Funding Master Trust
9.125%, 10/13/10....................     Baa       3,000     3,150,000
                                                          ------------
                                                             4,670,000
                                                          ------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--4.3%
Argosy Gaming Co. 9%, 9/1/11........      B        2,000     2,100,000

Harrahs Operating Co., Inc. 7.125%,
6/1/07..............................     Baa       1,450     1,464,500

Majestic Star Casino LLC 10.875%,
7/1/06..............................      B        1,500     1,425,000

Park Place Entertainment Corp.
9.375%, 2/15/07.....................     Ba        1,450     1,479,000

Waterford Gaming LLC 144A 9.50%,
3/15/10(b)..........................      B        5,030     5,055,150
                                                          ------------
                                                            11,523,650
                                                          ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--1.1%
Triad Hospitals, Inc. 8.75%,
5/1/09..............................      B          750       810,000

Vanguard Health Systems, Inc. 144A
9.75%, 8/1/11(b)....................      B        2,000     2,110,000
                                                          ------------
                                                             2,920,000
                                                          ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.6%
AmerisourceBergen Corp. 144A 8.125%,
9/1/08(b)...........................     Ba          190       200,450

Fresenius Medical Capital Trust I
9%, 12/1/06.........................     Ba        3,500     3,605,000

Fresenius Medical Capital Trust II
7.875%, 2/1/08......................     Ba        1,900     1,919,000

Team Health, Inc. Series B 12%,
3/15/09.............................      B        3,600     3,996,000
                                                          ------------
                                                             9,720,450
                                                          ------------

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.8%
Healthsouth Corp. 8.375%, 10/1/11...     Ba       $1,500  $  1,597,500

Insight Health Services Corp.
9.875%, 11/1/11.....................      B          450       468,000
                                                          ------------
                                                             2,065,500
                                                          ------------
HOMEBUILDING--2.8%
D.R. Horton, Inc. 7.875%, 8/15/11...     Ba        2,000     1,925,000

K.Hovnanian Enterprises, Inc.
9.125%, 5/1/09......................     Ba        4,000     3,880,000
Lennar Corp. 9.95%, 5/1/10..........     Ba        1,450     1,573,250
                                                          ------------
                                                             7,378,250
                                                          ------------

LEISURE TIME (PRODUCTS)--4.7%
Alliance Gaming Corp. Series B 10%,
8/1/07(j)...........................      B        2,945     2,989,175
Bally Total Fitness Holding Corp.
Series D 9.875%, 10/15/07(j)........      B        6,700     6,733,500

Venetian Casino Resort LLC 14.25%,
11/15/05(d).........................     Caa       3,500     2,975,000
                                                          ------------
                                                            12,697,675
                                                          ------------

MANUFACTURING (DIVERSIFIED)--0.2%
Park-Ohio Industries, Inc. 9.25%,
12/1/07.............................      B        1,000       485,000

MANUFACTURING (SPECIALIZED)--1.5%
Fisher Scientific International,
Inc. 9%, 2/1/08(j)..................      B        4,000     4,080,000
METALS MINING--0.1%
NSM Steel Ltd. Series B 144A 12.25%,
2/1/08(b)(e)(f)(g)(i)...............     NR        7,500       187,500

OIL & GAS (EXPLORATION & PRODUCTION)--1.8%
Chesapeake Energy Corp. 144A 8.375%,
11/1/08(b)..........................      B        3,900     3,890,250

Hanover Equipment Trust Class A 144A
8.50%, 9/1/08(b)....................     Ba        1,000     1,050,000
                                                          ------------
                                                             4,940,250
                                                          ------------
OIL (DOMESTIC INTEGRATED)--1.0%
Sesi L.L.C. 8.875%, 5/15/11.........      B        2,950     2,773,000

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------

PAPER & FOREST PRODUCTS--3.9%
Fibermark, Inc. 10.75%, 4/15/11.....      B       $1,000  $    905,000

Nortek, Inc. Series B 8.875%,
8/1/08..............................      B        3,000     2,895,000

Nortek, Inc. Series B 9.875%,
6/15/11.............................      B        1,000       900,000

S.D. Warren Co. 14%, 12/15/06.......     Ba        5,330     5,769,993
                                                          ------------
                                                            10,469,993
                                                          ------------

POWER PRODUCERS (INDEPENDENT)--1.7%
Calpine Corp. 8.25%, 8/15/05........     Baa       2,400     2,485,171
Calpine Corp. 8.625%, 8/15/10.......     Baa       2,000     2,016,590
                                                          ------------
                                                             4,501,761
                                                          ------------

PUBLISHING (NEWSPAPERS)--1.0%
Belo Corp. 8%, 11/1/08..............     Baa         830       835,702

Garden State Newspapers, Inc. Series
B 8.75%, 10/1/09....................      B        1,950     1,794,000
                                                          ------------
                                                             2,629,702
                                                          ------------

SERVICES (ADVERTISING/MARKETING)--1.1%
Lamar Media Corp. 9.25%, 8/15/07....      B        3,000     3,060,000

SERVICES (COMMERCIAL & CONSUMER)--3.3%
Crown Castle International Corp. 9%,
5/15/11.............................      B          950       812,250

Stewart Enterprises, Inc. 10.75%,
7/1/08..............................      B          400       438,000

Universal Compression, Inc. 0%,
2/15/08(d)..........................      B        4,000     3,600,000

United Rentals, Inc. Series B 9.50%,
6/1/08..............................      B        4,125     3,898,125
                                                          ------------
                                                             8,748,375
                                                          ------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
Leap Wireless International, Inc.
0%, 4/15/10(d)......................     Caa       3,500     1,190,000

McCaw International Ltd. 0%,
4/15/07(d)..........................     Ca        5,000       350,000

Teligent, Inc. 11.50%,
12/1/07(e)(f).......................     Ca        2,500        12,500

Winstar Communications, Inc. 0%,
4/15/10(d)(e)(f)....................     NR        8,500        53,125
                                                          ------------
                                                             1,605,625
                                                          ------------

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.0%
KMC Telecom Holdings, Inc. 13.50%,
5/15/09.............................     Caa      $5,500  $    825,000

McLeod USA, Inc. 11.375%, 1/1/09....      B        2,000       550,000
NTL Communications Corp. Series B
9.25%, 11/15/06(h)(j)...............      B        5,000     2,386,764
Williams Communications Group, Inc.
10.70%, 10/1/07.....................     Caa       4,000     1,700,000
                                                          ------------
                                                             5,461,764
                                                          ------------

TEXTILES (SPECIALTY)--1.0%
Samsonite Corp. 10.75%, 6/15/08.....     Caa       4,000     2,720,000

WASTE MANAGEMENT--1.3%
Allied Waste Industries 7.40%,
9/15/35(j)..........................     Ba        4,000     3,360,000
- ----------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $199,331,642)                             157,268,554
- ----------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--3.0%
First Chicago/Lennar Trust 97-CHL1,
E 8.112%, 4/29/39(d)(j).............    B(c)      10,000     8,120,000
- ----------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $7,943,192)                                 8,120,000
- ----------------------------------------------------------------------

FOREIGN CORPORATE BONDS--14.1%

ARGENTINA--0.5%
Imasac SA 144A 11%, 5/2/05(b).......     Caa       3,230     1,405,050

BAHAMAS--2.0%
Sun International Hotels Ltd.
8.625%, 12/15/07(j).................     Ba        6,000     5,430,000

BRAZIL--1.4%
Localiza Rent A Car 10.25%,
10/1/05.............................      B        5,000     3,675,000

CANADA--3.3%
GT Group Telecom, Inc. 0%,
2/1/10(d)...........................     Caa       5,450       708,500

Methanex Corp. 7.75%, 8/15/05.......     Ba        3,730     3,506,200

Microcell Telecommunications, Inc.
Series B 0%, 6/1/06(d)..............     Caa       4,750     2,280,000

Quebecor Media, Inc. 11.125%,
7/15/11.............................      B        2,000     2,100,000
                                                          ------------
                                                             8,594,700
                                                          ------------

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------

CAYMAN ISLANDS--1.4%
Battery Park CDO Ltd. Series 5 144A
15.407%, 2/10/11(b)(i)..............      B       $2,000  $  1,740,000

Petrobas International Finance 144A
9.75%, 7/6/11(b)....................     Baa       2,000     2,010,000
                                                          ------------
                                                             3,750,000
                                                          ------------

GERMANY--0.5%
Callahan Nordrhein-Westfalen Gmb H
14%, 7/15/10(j).....................      B        2,000     1,300,000

ISRAEL--1.0%
Partner Communications Co. Ltd.
Series DTC 13%, 8/15/10.............      B        3,000     2,805,000

LUXEMBOURG--0.4%
Ispat Europe Group SA 11.875%,
2/1/11(h)...........................      B        1,500       945,699

MEXICO--2.3%
Grupo Industrial Durango 12.625%,
8/1/03..............................      B        1,500     1,485,000

Grupo Televisa S.A. 144A 8%,
9/13/11(b)..........................     Baa       2,500     2,406,250

Grupo Transportacion Ferroviaria
Mexicana SA de CV 0%, 6/15/09(d)....      B        3,000     2,347,500
                                                          ------------
                                                             6,238,750
                                                          ------------

NETHERLANDS--0.2%
Netia Holdings BV 13.75%,
6/15/10(h)..........................     Caa       4,170       563,366

POLAND--0.0%
Poland Telecom Finance Series B 14%,
12/1/07(e)(f)(g)(i).................     NR        5,000       100,000

UNITED KINGDOM--1.1%
Avecia Group PLC 11%, 7/1/09........      B        3,000     2,865,000
- ----------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $56,990,883)                               37,672,565
- ----------------------------------------------------------------------

CONVERTIBLE BONDS--5.5%

BROADCASTING (TELEVISION, RADIO & CABLE)--1.6%
EchoStar Communications Corp. Cv.
5.75%, 5/15/08......................     Caa       5,000     4,350,000

COMMUNICATIONS EQUIPMENT--0.1%
Earthweb, Inc. Cv. 144A 7%,
1/25/05(b)..........................     NR        1,000       360,000

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                       MOODY'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------
HEALTH CARE (SPECIALIZED SERVICES)--2.5%
HEALTHSOUTH Corp. Cv. 3.25%,
4/1/03..............................     Ba       $2,960  $  2,823,100

Renal Treatment Centers, Inc. Cv.
5.625%, 7/15/06.....................      B        4,000     3,800,000
                                                          ------------
                                                             6,623,100
                                                          ------------

OIL & GAS (DRILLING & EQUIPMENT)--1.0%
Parker Drilling Co. Cv. 5.50%,
8/1/04..............................      B        3,150     2,673,563

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
NTL, Inc. Cv. 144A 5.75%,
12/15/09(b).........................     Caa       3,500       805,000
- ----------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $18,569,287)                               14,811,663
- ----------------------------------------------------------------------

CREDIT LINKED NOTES--4.2%

BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
Earls Four Limited Series 499 144A
Repackaged Telewest Finance (Jersey)
Ltd. 12.05%, 7/7/05(b)(i)...........               3,500     2,660,000
COMMUNICATIONS EQUIPMENT--1.5%
Earls Four Limited Series 495 144A
Repackaged American Tower Corp.
10.25%, 2/15/07(b)(i)...............     NR        5,000     4,050,000

ELECTRICAL EQUIPMENT--1.7%
STEERS(R) Credit Linked Trust 2001,
Series SLR-2 Repackaged Selectron
Corp. 0%, 5/20/03(d)(i).............     Baa       5,000     4,562,500
- ----------------------------------------------------------------------
TOTAL CREDIT LINKED NOTES
(IDENTIFIED COST $13,500,000)                               11,272,500
- ----------------------------------------------------------------------
LOAN PARTICIPATION--0.8%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.8%
UPC Financing Partnership Term Loan
C2 6.371%, 11/30/08(d)..............               3,000     2,220,000
- ----------------------------------------------------------------------
TOTAL LOAN PARTICIPATION
(IDENTIFIED COST $2,267,201)                                 2,220,000
- ----------------------------------------------------------------------

                                                  SHARES     VALUE
                                                  ------  ------------
PREFERRED STOCKS--5.6%

BROADCASTING (TELEVISION, RADIO & CABLE)--2.2%
Adelphia Communications Corp. Series
B 13%...............................              40,255  $  3,542,440

Cablevision Systems Corp. Series M
11.125%.............................              15,000     1,571,250

Cablevision Systems Corp. Series H
11.75%..............................              10,000     1,057,500
                                                          ------------
                                                             6,171,190
                                                          ------------

PUBLISHING--0.8%
Primedia, Inc. Series D 10%.........              49,250     2,068,500

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.3%
Nextel Communications, Inc. Series E
PIK 11.125%.........................              71,530     2,789,670

Dobson Communications Corp. PIK
12.25%..............................              33,290     3,329,000
                                                          ------------
                                                             6,118,670
                                                          ------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
Global Crossing Holdings Ltd. PIK
10.50%..............................              75,500       755,000
- ----------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $27,172,963)                               15,113,360
- ----------------------------------------------------------------------

COMMON STOCKS--0.2%

SHIPPING--0.2%
Seabulk International, Inc.(e)......              81,666       297,794

SPECIALTY PRINTING--0.0%
Sullivan Holdings, Inc. Class
C(g)(i).............................                  76       112,604

TELECOMMUNICATIONS (LONG DISTANCE)--0.0%
GT Group Telecom, Inc. Class B(e)...              39,000        42,900
McLeodUSA, Inc. Class A(e)..........              54,861        41,146
                                                          ------------
                                                                84,046
                                                          ------------
- ----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $3,328,108)                                   494,444
- ----------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund


                                                  SHARES     VALUE
                                                  ------  ------------
WARRANTS--0.0%

COMMUNICATIONS EQUIPMENT--0.0%
Atlantic Telecom Group PLC Warrants
(United Kingdom)(e).................               3,125  $        281

GT Group Telecom, Inc. 144A Warrants
(Canada)(b)(e)......................               5,450        27,250
Loral Space & Communications, Inc.
Warrants(e).........................               8,000        16,000
                                                          ------------
                                                                43,531
                                                          ------------

METALS MINING--0.0%
NSM Steel Ltd. 144A
Warrants(b)(e)(g)(i)................              4,748,195       47,482

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.0%
Leap Wireless International, Inc.
144A Warrants(b)(e).................               3,500         8,750

TELECOMMUNICATIONS (LONG DISTANCE)--0.0%
KMC Telecom Holdings, Inc. 144A
Warrants(b)(e)......................               8,000            80
- ----------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $17,500)                                       99,843
- ----------------------------------------------------------------------
- ----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--93.3%
(IDENTIFIED COST $332,043,905)                             250,213,554
- ----------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--6.8%

COMMERCIAL PAPER--5.5%
Bavaria Universal Funding Corp.
  2.60%, 11/1/01....................     A-1      1,460,000    1,460,000

SBC Communications, Inc. 2.60%,
11/1/01.............................    A-1+      3,390,000    3,390,000

                                      STANDARD
                                      & POOR'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)      VALUE
                                     -----------  ------  ------------

COMMERCIAL PAPER--CONTINUED

Delaware Funding Corp. 2.55%,
11/2/01.............................    A-1+      $3,550  $  3,549,749

Kraft Foods, Inc. 2.55%, 11/2/01....     A-1       1,925     1,924,864

Special Purpose Accounts Receivables
Corp. 2.50%, 11/13/01...............     A-1       2,000     1,998,333

Receivables Capital Corp. 2.43%,
11/20/01............................    A-1+       2,239     2,236,128
                                                          ------------
                                                            14,559,074
                                                          ------------

FEDERAL AGENCY SECURITIES--0.9%
FHLB Discount Note 2.25%,
11/23/01............................               2,500     2,496,563

REPURCHASE AGREEMENT--0.4%
State Street Bank & Trust Co.
repurchase agreement 1%, dated
10/31/01 due 11/1/01, repurchase
price $1,179,033, collateralized by
U.S. Treasury Bond 6.50%, 11/15/26,
market value $1,203,337.............               1,179     1,179,000
- ----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $18,234,637)                               18,234,637
- ----------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $350,278,542)                             268,448,191(a)
Other assets and liabilities, net--(0.1%)                     (338,326)
                                                          ------------
NET ASSETS--100.0%                                        $268,109,865
                                                          ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $11,224,780 and gross depreciation of $93,723,663 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $350,947,074.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to a value of $41,330,287 or 15.4% of net assets.

(c) As rated by Standard & Poor's, Duff & Phelps or Fitch.

(d) Variable or step coupon security; interest rate reflects the rate currently in effect.

(e) Non-income producing.

(f) Security in default.

(g) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2001, these securities, which are included in illiquid securities below, amounted to $2,127,586 or 0.8% of net assets.

(h) Par value represents Euro.

(i) Illiquid. At October 31, 2001, these securities amounted to a value of $18,280,711 or 6.8% of net assets.

(j) All or portion segregated as collateral for swap transactions and when issued securities.

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value (Identified cost
 $350,278,542)                                         $268,448,191
Cash                                                            197
Receivables
 Interest and dividends                                   6,536,968
 Investment securities sold                               2,721,600
 Cash collateral held for swap agreements                 1,173,500
 Fund shares sold                                            56,129
Net unrealized depreciation on forward contracts             10,282
Prepaid expenses                                              2,243
                                                       ------------
   Total assets                                         278,949,110
                                                       ------------
LIABILITIES
Payables
 Investment securities purchased                          7,847,960
 Fund shares repurchased                                    406,463
 Investment advisory fee                                    147,515
 Transfer agent fee                                         118,350
 Distribution fee                                            77,722
 Financial agent fee                                         19,731
 Trustees' fee                                                5,784
 Payable to adviser                                              96
Net unrealized depreciation on swap agreements            2,144,814
Accrued expenses                                             70,810
                                                       ------------
   Total liabilities                                     10,839,245
                                                       ------------
NET ASSETS                                             $268,109,865
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $547,309,283
Undistributed net investment loss                           (10,282)
Accumulated net realized loss                          (195,230,651)
Net unrealized depreciation                             (83,958,485)
                                                       ------------
NET ASSETS                                             $268,109,865
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $235,623,116)                                           45,405,624
Net asset value per share                                     $5.19
Offering price per share $5.19/(1-4.75%)                      $5.45
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $30,073,310)                                             5,849,648
Net asset value and offering price per share                  $5.14
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $2,413,439)                                                467,741
Net asset value and offering price per share                  $5.16

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Interest                                                $ 37,084,934
Dividends                                                  2,411,079
                                                        ------------
   Total investment income                                39,496,013
                                                        ------------
EXPENSES
Investment advisory fee                                    2,145,029
Distribution fee, Class A                                    717,419
Distribution fee, Class B                                    400,249
Distribution fee, Class C                                     30,120
Financial agent fee                                          261,468
Transfer agent                                               707,159
Printing                                                      97,795
Custodian                                                     56,030
Registration                                                  38,233
Professional                                                  31,181
Trustees                                                      27,127
Miscellaneous                                                 36,582
                                                        ------------
   Total expenses                                          4,548,392
   Custodian fees paid indirectly                            (14,994)
                                                        ------------
   Net expenses                                            4,533,398
                                                        ------------
NET INVESTMENT INCOME                                     34,962,615
                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                          (67,391,758)
Net realized loss on foreign currency transactions        (4,435,466)
Net realized gain on swap agreements                       5,376,477
Net change in unrealized appreciation (depreciation)
 on investments                                            2,068,264
Net change in unrealized appreciation (depreciation)
 on foreign currency and foreign currency transactions     4,118,289
Net change in unrealized appreciation (depreciation)
 on swap agreements                                       (9,171,367)
                                                        ------------
NET LOSS ON INVESTMENTS                                  (69,435,561)
                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(34,472,946)
                                                        ============

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/01        10/31/00
                                                              ------------    ------------
FROM OPERATIONS
 Net investment income (loss)                                 $ 34,962,615    $ 44,796,660
 Net realized gain (loss)                                      (66,450,747)    (24,853,293)
 Net change in unrealized appreciation (depreciation)           (2,984,814)    (26,759,041)
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  (34,472,946)     (6,815,674)
                                                              ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                (31,996,237)    (39,338,693)
 Net investment income, Class B                                 (4,240,567)     (5,365,716)
 Net investment income, Class C                                   (320,519)       (313,050)
 In excess of net investment income, Class A                    (3,097,384)             --
 In excess of net investment income, Class B                      (410,507)             --
 In excess of net investment income, Class C                       (31,028)             --
                                                              ------------    ------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS     (40,096,242)    (45,017,459)
                                                              ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (15,929,891 and 14,011,356
   shares, respectively)                                        98,739,284     105,831,878
 Net asset value of shares issued from reinvestment of
   distributions
   (3,228,506 and 2,951,075 shares, respectively)               19,412,956      21,786,927
 Cost of shares repurchased (21,183,299 and 21,456,475
   shares, respectively)                                      (130,013,962)   (161,045,856)
                                                              ------------    ------------
Total                                                          (11,861,722)    (33,427,051)
                                                              ------------    ------------
CLASS B
 Proceeds from sales of shares (3,407,700 and 2,604,794
   shares, respectively)                                        21,015,049      19,449,746
 Net asset value of shares issued from reinvestment of
   distributions
   (300,760 and 256,146 shares, respectively)                    1,805,123       1,881,827
 Cost of shares repurchased (4,445,240 and 4,207,878 shares,
   respectively)                                               (27,044,594)    (31,428,696)
                                                              ------------    ------------
Total                                                           (4,224,422)    (10,097,123)
                                                              ------------    ------------
CLASS C
 Proceeds from sales of shares (579,234 and 222,708 shares,
   respectively)                                                 3,548,377       1,675,960
 Net asset value of shares issued from reinvestment of
   distributions
   (21,047 and 15,239 shares, respectively)                        126,752         112,292
 Cost of shares repurchased (542,175 and 233,851 shares,
   respectively)                                                (3,250,251)     (1,746,910)
                                                              ------------    ------------
Total                                                              424,878          41,342
                                                              ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS     (15,661,266)    (43,482,832)
                                                              ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS                         (90,230,454)    (95,315,965)
NET ASSETS
 Beginning of period                                           358,340,319     453,656,284
                                                              ------------    ------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) OF ($10,282) AND $1,594,709, RESPECTIVELY]   $268,109,865    $358,340,319
                                                              ============    ============

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                                --------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                                --------------------------------------------------------
                                                                  2001          2000        1999        1998        1997
Net asset value, beginning of period                               $6.59       $7.53       $7.55       $9.09       $8.63
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                       0.65(4)     0.79        0.76        0.83        0.80
 Net realized and unrealized gain (loss)                           (1.30)      (0.95)         --       (1.56)       0.46
                                                                     ---         ---         ---         ---         ---
     TOTAL FROM INVESTMENT OPERATIONS                              (0.65)      (0.16)       0.76       (0.73)       1.26
                                                                     ---         ---         ---         ---         ---
LESS DISTRIBUTIONS
 Dividends from net investment income                              (0.68)      (0.78)      (0.78)      (0.81)      (0.80)
 In excess of net investment income                                (0.07)         --          --          --          --
                                                                     ---         ---         ---         ---         ---
     TOTAL DISTRIBUTIONS                                           (0.75)      (0.78)      (0.78)      (0.81)      (0.80)
                                                                     ---         ---         ---         ---         ---
Change in net asset value                                          (1.40)      (0.94)      (0.02)      (1.54)       0.46
                                                                     ---         ---         ---         ---         ---
NET ASSET VALUE, END OF PERIOD                                     $5.19       $6.59       $7.53       $7.55       $9.09
                                                                     ---         ---         ---         ---         ---
                                                                     ---         ---         ---         ---         ---
Total return(1)                                                   (10.87)%     (2.65)%     10.16%      (8.97)%     15.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $235,623    $312,544    $391,057    $427,659    $532,906
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                 1.28%(3)     1.22%(3)     1.16%(2)     1.12%     1.11%
 Net investment income                                             10.69%      10.35%       9.71%       9.13%       8.76%
Portfolio turnover rate                                              100%         80%         73%        103%        167%

                                                                                        CLASS B
                                                                --------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                                --------------------------------------------------------
                                                                    2001        2000        1999        1998        1997
Net asset value, beginning of period                               $6.54       $7.51       $7.52       $9.07       $8.63
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                       0.60(4)     0.72        0.70        0.76        0.73
 Net realized and unrealized gain (loss)                           (1.30)      (0.95)       0.01       (1.55)       0.46
                                                                     ---         ---         ---         ---         ---
     TOTAL FROM INVESTMENT OPERATIONS                              (0.70)      (0.23)       0.71       (0.79)       1.19
                                                                     ---         ---         ---         ---         ---
LESS DISTRIBUTIONS
 Dividends from net investment income                              (0.64)      (0.74)      (0.72)      (0.76)      (0.75)
 In excess of net investment income                                (0.06)         --          --          --          --
                                                                     ---         ---         ---         ---         ---
     TOTAL DISTRIBUTIONS                                           (0.70)      (0.74)      (0.72)      (0.76)      (0.75)
                                                                     ---         ---         ---         ---         ---
Change in net asset value                                          (1.40)      (0.97)      (0.01)      (1.55)       0.44
                                                                     ---         ---         ---         ---         ---
NET ASSET VALUE, END OF PERIOD                                     $5.14       $6.54       $7.51       $7.52       $9.07
                                                                     ---         ---         ---         ---         ---
                                                                     ---         ---         ---         ---         ---
Total return(1)                                                   (11.59)%     (3.52)%      9.37%      (9.61)%     14.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $30,073     $43,108     $59,547     $61,026     $52,184
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                 2.03%(3)     1.97%(3)     1.91%(2)     1.88%     1.86%
 Net investment income                                              9.93%       9.62%       8.94%       8.46%       8.00%
Portfolio turnover rate                                              100%         80%         73%        103%        167%

(1) Maximum sales charge is not reflected in total return calculation.

(2) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not significantly differ for Class B and Class C.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS C
                                                                ----------------------------------------
                                                                                                 FROM
                                                                  YEAR ENDED OCTOBER 31       INCEPTION
                                                                --------------------------    2/27/98 TO
                                                                 2001       2000      1999     10/31/98
Net asset value, beginning of period                             $6.56     $7.53     $7.54       $9.31
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                     0.60(6)   0.73      0.71        0.50
 Net realized and unrealized gain (loss)                         (1.30)    (0.96)       --       (1.76)
                                                                   ---       ---       ---       -----
     TOTAL FROM INVESTMENT OPERATIONS                            (0.70)    (0.23)     0.71       (1.26)
                                                                   ---       ---       ---       -----
LESS DISTRIBUTIONS
 Dividends from net investment income                            (0.64)    (0.74)    (0.72)      (0.51)
 In excess of net investment income                              (0.06)       --        --          --
                                                                   ---       ---       ---       -----
     TOTAL DISTRIBUTIONS                                         (0.70)    (0.74)    (0.72)      (0.51)
                                                                   ---       ---       ---       -----
Change in net asset value                                        (1.40)    (0.97)    (0.01)      (1.77)
                                                                   ---       ---       ---       -----
NET ASSET VALUE, END OF PERIOD                                   $5.16     $6.56     $7.53       $7.54
                                                                   ---       ---       ---       -----
                                                                   ---       ---       ---       -----
Total return(1)                                                 (11.56)%   (3.51)%    9.38%     (14.09)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $2,413    $2,689    $3,052      $1,669
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                               2.03%(5)   1.97%(4)   1.91%(4)     1.88 %(2)
 Net investment income                                            9.92%     9.69%     8.85%       8.94 %(2)
Portfolio turnover rate                                            100%       80%       73%        103 %

(1) Maximum sales charge is not reflected in total return calculation.

(2) Annualized.

(3) Not annualized.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.02%.

(6) Computed using average shares outstanding.

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                        INVESTMENTS AT OCTOBER 31, 2001

FACE
VALUE                                 INTEREST   MATURITY
(000)          DESCRIPTION              RATE       DATE        VALUE
- -----          -----------            --------   --------   ------------
FEDERAL AGENCY SECURITIES--19.0%

2,500  Freddie Mac(c)(d)...........      3.82%   11/8/01    $  2,500,000
1,520  FHLB Discount Note..........      2.34    11/9/01       1,519,210
  400  FFCB Discount Note..........      2.50    11/13/01        399,667
3,500  Freddie Mac(c)(d)...........      3.90    11/13/01      3,500,000
  900  Fannie Mae Discount Note....      2.37    11/15/01        899,171
3,711  Fannie Mae Discount Note....      2.48    11/15/01      3,707,420
1,000  FHLB(c).....................      7.13    11/15/01      1,001,230
3,500  FHLB(c)(d)..................      3.65    12/11/01      3,500,000
2,500  FHLB(c)(d)..................      3.65    12/18/01      2,500,000
1,000  Fannie Mae(c)...............      5.13    12/26/01      1,001,953
  500  FHLB(c).....................      6.00    12/28/01        501,783
2,500  Fannie Mae(c)...............      6.63    1/15/02       2,512,878
   60  Fannie Mae Discount Note....      2.35    1/24/02          59,671
2,500  SLMA(c)(d)..................      2.65    1/25/02       2,500,000
2,500  SLMA(c)(d)..................      3.76    1/25/02       2,500,000
2,500  FHLB(c).....................      5.13    2/26/02       2,511,256
2,125  FHLB(c)(d)..................      3.70    2/28/02       2,125,000
3,500  FHLB(c).....................      4.13     5/3/02       3,498,626
  610  Fannie Mae(c)...............      6.78    5/30/02         621,681
2,500  FHLB(c).....................      6.88    7/18/02       2,555,743
- ------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES                               39,915,289
- ------------------------------------------------------------------------
                                                  RESET
                                                   DATE
                                                 --------
FEDERAL AGENCY SECURITIES-- VARIABLE(b)--7.7%
4,000  Fannie Mae (Final Maturity
       5/13/02)....................      2.55    11/1/01       3,999,014
1,900  SBA (Final Maturity
       3/25/24)....................      3.38    11/1/01       1,899,846
  228  SBA (Final Maturity
       1/25/21)....................      3.50    11/1/01         227,413
2,324  SBA (Final Maturity
       9/25/23)....................      3.38     1/1/02       2,324,267
1,426  SBA (Final Maturity
       10/25/22)...................      3.50     1/1/02       1,424,762
  961  SBA (Final Maturity
       2/25/23)....................      3.50     1/1/02         960,797
2,514  SBA (Final Maturity
       2/25/23)....................      3.50     1/1/02       2,514,094
  323  SBA (Final Maturity
       5/25/21)....................      3.50     1/1/02         322,707
2,447  SBA (Final Maturity
       11/25/21)...................      3.63     1/1/02       2,445,912
- ------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                     16,118,812
- ------------------------------------------------------------------------
                            STANDARD
                            & POOR'S
                             RATING                 MATURITY
                           (Unaudited)                DATE
                           -----------              --------
COMMERCIAL PAPER--58.2%
1,800  Heinz (H.J.)
       Co. ..............    A-1            2.50    11/1/01       1,800,000
1,240  Bavaria Universal
       Funding Corp. ....    A-1            2.60    11/1/01       1,240,000
  981  Enterprise
       Funding...........   A-1+            2.60    11/1/01         981,000

FACE                       STANDARD
VALUE                      & POOR'S   INTEREST   MATURITY
(000)     DESCRIPTION       RATING      RATE       DATE        VALUE
- -----     -----------      --------   --------   --------   ------------
5,000  Sysco Corp. ......   A-1+         2.65%   11/1/01    $  4,999,999
1,565  Preferred
       Receivables
       Funding Corp. ....   A-1          2.68    11/1/01       1,565,000
1,210  Sysco Corp. ......   A-1+         3.55    11/1/01       1,210,000
5,000  Sysco Corp. ......   A-1+         2.50    11/2/01       4,999,653
2,950  Delaware Funding
       Corp. ............   A-1+         2.55    11/2/01       2,949,791
2,121  BellSouth
       Corp. ............   A-1          2.65    11/2/01       2,120,844
  750  Govco, Inc. ......   A-1+         2.50    11/5/01         749,792
3,500  Lexington Parker
       Capital Co. ......   A-1          2.50    11/5/01       3,499,028
1,600  Lexington Parker
       Capital Co. ......   A-1          2.55    11/5/01       1,599,547
  400  Donnelley (R.R.) &
       Sons..............   A-1          3.40    11/5/01         399,849
1,590  BellSouth
       Corp. ............   A-1          2.40    11/6/01       1,589,470
2,670  Verizon Network
       Funding Corp. ....   A-1+         2.60    11/6/01       2,669,036
2,500  Sysco Corp. ......   A-1+         3.53    11/7/01       2,498,529
3,500  Honeywell
       International ....   A-1          2.75    11/8/01       3,498,128
1,885  Ford Motor Credit
       Co. ..............   A-2          2.82    11/8/01       1,883,966
4,000  Kimberly-Clark
       Corp. ............   A-1+         2.58    11/9/01       3,997,707
  750  Procter & Gamble
       Co. ..............   A-1+         2.38    11/13/01        749,405
1,950  BellSouth
       Corp. ............   A-1          2.45    11/13/01      1,948,408
2,500  Donnelley (R.R.) &
       Sons..............   A-1          2.50    11/13/01      2,497,917
2,500  Emerson Electric
       Co. ..............   A-1+         2.38    11/14/01      2,497,851
2,500  Special Purpose
       Accounts
       Receivables.......   A-1          2.50    11/14/01      2,497,743
  700  Asset
       Securitization
       Corp. ............   A-1+         2.52    11/14/01        699,363
2,000  Goldman Sachs
       Group L.P. .......   A-1+         2.35    11/15/01      1,998,172
3,000  Delaware Funding
       Corp. ............   A-1+         2.40    11/15/01      2,997,200
1,500  Kimberly-Clark
       Corp. ............   A-1+         2.40    11/16/01      1,498,500
1,850  Asset
       Securitization
       Corp. ............   A-1+         2.62    11/16/01      1,847,980
  500  Preferred
       Receivables
       Funding Corp. ....   A-1          2.40    11/19/01        499,400
1,890  Special Purpose
       Accounts
       Receivables.......   A-1          2.40    11/19/01      1,887,732
1,596  Heinz (H.J.)
       Co. ..............   A-1          2.43    11/19/01      1,594,061

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

FACE                       STANDARD
VALUE                      & POOR'S   INTEREST   MATURITY
(000)     DESCRIPTION       RATING      RATE       DATE        VALUE
- -----     -----------      --------   --------   --------   ------------
2,115  Receivables
       Capital Corp. ....   A-1+         2.43%   11/20/01   $  2,112,288
3,500  Special Purpose
       Accounts
       Receivables.......   A-1          2.60    11/20/01      3,495,197
3,000  Bavaria Universal
       Funding Corp. ....   A-1          2.40    11/21/01      2,996,000
1,836  BellSouth
       Corp. ............   A-1          2.75    11/23/01      1,832,915
1,870  Enterprise
       Funding...........   A-1+         2.30    11/26/01      1,867,013
3,500  Donnelley (R.R.) &
       Sons..............   A-1          2.42    11/26/01      3,494,118
  650  Marsh USA,
       Inc. .............   A-1+         3.55    11/26/01        648,398
2,904  Enterprise
       Funding...........   A-1+         2.29    11/28/01      2,899,012
1,300  Heinz (H.J.)
       Co. ..............   A-1          2.35    11/29/01      1,297,624
1,000  Preferred
       Receivables
       Funding Corp. ....   A-1          2.28    12/4/01         997,910
2,435  Marsh USA,
       Inc. .............   A-1+         2.37    12/4/01       2,429,710
2,500  Marsh USA,
       Inc. .............   A-1+         2.40    12/4/01       2,494,500
2,500  CXC, Inc. ........   A-1+         2.35    12/6/01       2,494,288
1,205  Govco,Inc. .......   A-1+         2.30    12/7/01       1,202,229
2,500  General Electric
       Capital Corp. ....   A-1+         2.27    12/11/01      2,493,694
  814  Receivables
       Capital Corp. ....   A-1+         2.25    12/13/01        811,863
2,267  Lexington Parker
       Capital Co. ......   A-1          2.55    12/14/01      2,260,095
2,500  Bavaria Universal
       Funding Corp. ....   A-1          2.40    12/17/01      2,492,333
1,500  Enterprise Funding
       Corp. ............   A-1+         2.35    12/18/01      1,495,398
3,750  General Electric
       Capital Corp. ....   A-1+         2.20    12/20/01      3,738,771
2,500  Govco, Inc. ......   A-1+         2.35     1/7/02       2,489,066
1,572  Receivables
       Capital Corp. ....   A-1+         2.35    1/15/02       1,564,304
3,370  Lexington Parker
       Capital Co. ......   A-1          2.37    1/22/02       3,351,808
2,750  Private Export
       Funding Corp. ....   A-1+         2.77     2/6/02       2,729,475
  905  Private Export
       Funding Corp. ....   A-1+         2.45    2/12/02         898,656
- ------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                       122,051,736
- ------------------------------------------------------------------------

MEDIUM-TERM NOTES(c)--9.0%
  835  Merrill Lynch &
       Co., Inc. ........   AA-          8.00     2/1/02         845,821

FACE                       STANDARD
VALUE                      & POOR'S   INTEREST   MATURITY
(000)     DESCRIPTION       RATING      RATE       DATE        VALUE
- -----     -----------      --------   --------   --------   ------------
2,500  Beta Finance,
       Inc. .............   AAA          5.26%   2/25/02    $  2,500,000
1,000  Wal-Mart Stores,
       Inc.(d)...........    AA          5.45     6/1/02       1,017,942
3,500  S.B.C.
       Communications,
       Inc.(d)...........   AA-          4.25     6/5/02       3,538,073
  500  Bank of America
       Corp. ............    A           8.13    6/15/02         517,015
6,250  McDonald's
       Corp.(d)..........    A+          6.00    6/23/02       6,344,067
1,500  Associates
       Corp. ............   AA-          6.50    7/15/02       1,525,427
  577  Merrill Lynch &
       Co., Inc. ........   AA-          7.36    7/24/02         596,579
  650  Du Pont (E.I.) de
       Nemours & Co. ....   AA-          6.50     9/1/02         670,192
1,115  Associates
       Corp. ............   AA-          6.50    10/15/02      1,154,272
  200  Merrill Lynch &
       Co., Inc. ........   AA-          8.30    11/1/02         210,509
- ------------------------------------------------------------------------
TOTAL MEDIUM-TERM NOTES                                       18,919,897
- ------------------------------------------------------------------------

VARIABLE MONEY MARKET CERTIFICATES(b)--4.8%
5,000  Canadian Imperial
       Bank of
       Commerce..........   AA-          2.54    11/1/01       4,999,728
2,500  Citicorp..........   AA-          3.69    11/13/02      2,502,465
2,500  Bank of America
       Corp. ............    A+          3.21    12/19/02      2,501,181
- ------------------------------------------------------------------------
                 TOTAL VARIABLE MONEY MARKET CERTIFICATES     10,003,374
- ------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--1.2%

2,500  Canadian Imperial
       Bank of
       Commerce(c)(e)....   AA-          4.23    5/22/02       2,499,862
- ------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT                                  2,499,862
- ------------------------------------------------------------------------

                                                TOTAL INVESTMENTS--99.9%
(IDENTIFIED COST $209,508,970)                               209,508,970(a)
                  Other assets and liabilities, net--0.1%        266,488
                                                            ------------
                                       NET ASSETS--100.0%   $209,775,458
                                                            ============

(a) Federal Income Tax Information: At October 31, 2001, the aggregate cost of securities was the same book and tax purposes.

(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(c) The interest rate shown is the coupon rate.

(d) Callable. The maturity date shown is the call date.

(e) Yankee CD.

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value (Identified cost
 $209,508,970)                                         $209,508,970
Cash                                                        114,107
Receivables
 Interest                                                   999,881
 Fund shares sold                                           653,695
 Investment securities sold                                 211,008
Prepaid expenses                                              1,405
                                                       ------------
   Total assets                                         211,489,066
                                                       ------------
LIABILITIES
Payables
 Fund shares repurchased                                  1,401,078
 Dividend distribution                                       59,028
 Transfer agent fee                                          90,793
 Investment advisory fee                                     76,133
 Distribution fee                                            17,344
 Financial agent fee                                         15,864
 Trustees' fee                                                5,784
Accrued expenses                                             47,584
                                                       ------------
   Total liabilities                                      1,713,608
                                                       ------------
NET ASSETS                                             $209,775,458
                                                       ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $209,775,458
                                                       ------------
NET ASSETS                                             $209,775,458
                                                       ============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $184,349,292)                                          184,349,292
Net asset value and offering price per share                  $1.00
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $22,027,109)                                            22,027,109
Net asset value and offering price per share                  $1.00
CLASS C
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $3,399,057)                                              3,399,057
Net asset value and offering price per share                  $1.00

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Interest                                                $10,157,241
                                                        -----------
   Total investment income                               10,157,241
                                                        -----------
EXPENSES
Investment advisory fee                                     819,176
Distribution fee, Class B                                   139,535
Distribution fee, Class C                                    23,570
Financial agent fee                                         197,159
Transfer agent                                              537,066
Printing                                                     71,653
Registration                                                 46,042
Professional                                                 30,393
Custodian                                                    31,610
Trustees                                                     27,127
Miscellaneous                                                10,597
                                                        -----------
   Total expenses                                         1,933,928
   Less expenses borne by investment adviser                (20,585)
   Custodian fees paid indirectly                            (8,259)
                                                        -----------
   Net expenses                                           1,905,084
                                                        -----------
NET INVESTMENT INCOME                                   $ 8,252,157
                                                        ===========

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                                10/31/01        10/31/00
                                                              ------------   ---------------
FROM OPERATIONS
 NET INVESTMENT INCOME (LOSS)                                 $  8,252,157   $    11,579,094
                                                              ------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                 (7,573,400)      (10,631,671)
 Net investment income, Class B                                   (610,643)         (907,312)
 Net investment income, Class C                                    (68,114)          (40,111)
                                                              ------------   ---------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (8,252,157)      (11,579,094)
                                                              ------------   ---------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (568,734,299 and
   1,338,655,413 shares, respectively)                         568,734,299     1,338,655,413
 Net asset value of shares issued from reinvestment of
   distributions (7,097,325 and 9,576,749 shares,
   respectively)                                                 7,097,325         9,576,749
 Cost of shares repurchased (555,607,433 and 1,389,172,903
   shares, respectively)                                      (555,607,433)   (1,389,172,903)
                                                              ------------   ---------------
Total                                                           20,224,191       (40,940,741)
                                                              ------------   ---------------
CLASS B
 Proceeds from sales of shares (42,745,289 and 74,694,373
   shares, respectively)                                        42,745,289        74,694,373
 Net asset value of shares issued from reinvestment of
   distributions (519,812 and 742,970 shares, respectively)        519,812           742,970
 Cost of shares repurchased (39,854,233 and 76,874,626
   shares, respectively)                                       (39,854,233)      (76,874,626)
                                                              ------------   ---------------
Total                                                            3,410,868        (1,437,283)
                                                              ------------   ---------------
CLASS C
 Proceeds from sales of shares (15,650,107 and 4,634,976
   shares, respectively)                                        15,650,107         4,634,976
 Net asset value of shares issued from reinvestment of
   distributions (55,227 and 34,202 shares, respectively)           55,227            34,202
 Cost of shares repurchased (13,740,814 and 3,379,563
   shares, respectively)                                       (13,740,814)       (3,379,563)
                                                              ------------   ---------------
Total                                                            1,964,520         1,289,615
                                                              ------------   ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      25,599,579       (41,088,409)
                                                              ------------   ---------------
 NET INCREASE (DECREASE) IN NET ASSETS                          25,599,579       (41,088,409)
NET ASSETS
 Beginning of period                                           184,175,879       225,264,288
                                                              ------------   ---------------
 END OF PERIOD                                                $209,775,458   $   184,175,879
                                                              ============   ===============

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS A
                                                                ------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31
                                                                ------------------------------------------------------------
                                                                  2001              2000        1999        1998        1997
Net asset value, beginning of period                               $1.00           $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                      0.042           0.054       0.044       0.049       0.048
                                                                    ----            ----        ----        ----        ----
     TOTAL FROM INVESTMENT OPERATIONS                              0.042           0.054       0.044       0.049       0.048
                                                                    ----            ----        ----        ----        ----
LESS DISTRIBUTIONS
 Dividends from net investment income                             (0.042)         (0.054)     (0.044)     (0.049)     (0.048)
                                                                    ----            ----        ----        ----        ----
Change in net asset value                                             --              --          --          --          --
                                                                    ----            ----        ----        ----        ----
NET ASSET VALUE, END OF PERIOD                                     $1.00           $1.00       $1.00       $1.00       $1.00
                                                                    ----            ----        ----        ----        ----
                                                                    ----            ----        ----        ----        ----
Total return                                                        4.23%           5.59%       4.47%       5.00%       4.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $184,349        $164,125    $205,066    $195,292    $188,695
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                 0.85%(1)(2)     0.80%(1)     0.77%(1)     0.73%     0.79%
 Net investment income                                              4.12%           5.41%       4.41%       4.90%       4.76%

                                                                                          CLASS B
                                                                ------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31
                                                                ------------------------------------------------------------
                                                                    2001            2000        1999        1998        1997
Net asset value, beginning of period                               $1.00           $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                      0.034           0.047       0.036       0.041       0.040
                                                                    ----            ----        ----        ----        ----
     TOTAL FROM INVESTMENT OPERATIONS                              0.034           0.047       0.036       0.041       0.040
                                                                    ----            ----        ----        ----        ----
LESS DISTRIBUTIONS
 Dividends from net investment income                             (0.034)         (0.047)     (0.036)     (0.041)     (0.040)
                                                                    ----            ----        ----        ----        ----
Change in net asset value                                             --              --          --          --          --
                                                                    ----            ----        ----        ----        ----
NET ASSET VALUE, END OF PERIOD                                     $1.00           $1.00       $1.00       $1.00       $1.00
                                                                    ----            ----        ----        ----        ----
                                                                    ----            ----        ----        ----        ----
Total return                                                        3.46%           4.80%       3.69%       4.22%       4.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $22,027         $18,616     $20,054     $19,978     $15,013
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                 1.60%(1)(2)     1.56%(1)     1.52%(1)     1.48%     1.55%
 Net investment income                                              3.28%           4.65%       3.66%       4.15%       4.02%

(1) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.86% and 1.60% for Class A and Class B, respectively.

                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS C
                                                                    -------------------------------------------
                                                                                                        FROM
                                                                                                      INCEPTION
                                                                     YEAR ENDED OCTOBER 31            10/12/99
                                                                    -----------------------              TO
                                                                     2001              2000           10/31/99
Net asset value, beginning of period                                 $1.00            $1.00             $1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                        0.031            0.044             0.003
                                                                    ------           ------            ------
     TOTAL FROM INVESTMENT OPERATIONS                                0.031            0.044             0.003
                                                                    ------           ------            ------
LESS DISTRIBUTIONS
 Dividends from net investment income                               (0.031)          (0.044)           (0.003)
                                                                    ------           ------            ------
Change in net asset value                                               --               --                --
                                                                    ------           ------            ------
NET ASSET VALUE, END OF PERIOD                                       $1.00            $1.00             $1.00
                                                                    ======           ======            ======
Total return(1)                                                       3.19%            4.55%             0.19%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $3,399           $1,435              $145
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                   1.85%(3)(4)      1.83%(3)          1.82%(1)(3)
 Net investment income                                                2.90%            4.56%             3.95%(1)

(1) Annualized.

(2) Not annualized.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would not significantly differ.

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                        INVESTMENTS AT OCTOBER 31, 2001

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
U.S. GOVERNMENT SECURITIES--2.3%

U.S. TREASURY BONDS--0.4%
U.S. Treasury Bond 5%, 8/15/11....   AAA         $  4,400  $    4,655,579
U.S. Treasury Bond 5.25%,
2/15/29...........................   AAA              750         773,027
                                                           --------------
                                                                5,428,606
                                                           --------------

U.S. TREASURY NOTES--1.9%
U.S. Treasury Note 4.625%,
5/15/06...........................   AAA           19,820      20,736,674
U.S. Treasury Note 5.75%,
8/15/10...........................   AAA            1,900       2,110,188
                                                           --------------
                                                               22,846,862
                                                           --------------
- -------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $27,199,079)                                  28,275,468
- -------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--4.4%

Fannie Mae 6.50%, 10/1/31.........   AAA            8,010       8,231,527

GNMA 6.50%, '23-'28...............   AAA           44,947      46,664,986
- -------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $52,304,702)                                  54,896,513
- -------------------------------------------------------------------------

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------

AGENCY NON MORTGAGE-BACKED SECURITIES--0.6%

Freddie Mac 6.625%, 9/15/09.......               $  7,000  $    7,914,053
- -------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $6,992,407)                                    7,914,053
- -------------------------------------------------------------------------

MUNICIPAL BONDS--7.3%

CALIFORNIA--2.6%
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.50%, 10/1/19....................   AAA            1,100       1,199,022

Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.60%, 10/1/29....................   AAA            2,750       3,020,903

Fresno County Pension Obligation
Revenue Taxable 6.21%, 8/15/06....   AAA            3,820       4,108,562

Kern County Pension Obligation
Revenue Taxable 7.26%, 8/15/14....   AAA            2,580       2,957,841

Los Angeles County Pension
Obligation Taxable Series A
8.49%,............................   AAA            2,000       2,253,840

Pasadena Pension Funding Revenue
Taxable Series A 6.95%, 5/15/07...   AAA            1,915       2,129,614

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
CALIFORNIA--CONTINUED
Pasadena Pension Funding Revenue
Taxable Series A 7%, 5/15/08......   AAA         $  3,435  $    3,843,525

Pasadena Pension Funding Revenue
Taxable Series A 7.05%, 5/15/09...   AAA            2,500       2,790,325

Pasadena Pension Funding Revenue
Taxable Series A 7.15%, 5/15/11...   AAA              565         644,620

San Bernardino County Pension
Obligation Revenue Taxable 6.87%,
8/1/08............................   AAA            1,530       1,705,613
Sonoma County Pension Obligation
Revenue Taxable 6.625%, 6/1/13....   AAA            4,265       4,691,670

Ventura County Pension Obligation
Taxable 6.58%, 11/1/06............   AAA            3,560       3,898,663
                                                           --------------
                                                               33,244,198
                                                           --------------

COLORADO--0.2%
Denver City and County School
District 01 Pension Taxable 6.76%,
12/15/07..........................   AAA            2,000       2,217,120

FLORIDA--1.4%
Miami Beach Special Obligation
  Revenue Taxable 8.60%, 9/1/21...   AAA           11,675      12,828,140

Tampa Solid Waste System Revenue
Taxable Series A 6.23%, 10/1/05...   AAA            1,970       2,093,952

University of Miami Exchangeable
Revenue Taxable Series 7.65%,
4/1/20............................   AAA            2,120       2,248,663
                                                           --------------
                                                               17,170,755
                                                           --------------

NEW JERSEY--0.4%
New Jersey Sports & Exposition
Authority Taxable Series A 6.75%,
3/1/12............................   AAA            5,000       5,437,250

NEW YORK--0.8%
New York State Taxable Series C
6.35%, 3/1/07.....................   AAA            8,790       9,409,080

OREGON--0.4%
Multnomah County Pension Revenue
Taxable 7.25%, 6/1/11............. Aaa(c)           3,000       3,398,130

Portland Pension Revenue Taxable
Series C 7.32%, 6/1/08............ Aaa(c)           1,000       1,125,450
                                                           --------------
                                                                4,523,580
                                                           --------------

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------

PENNSYLVANIA--0.8%
Pittsburgh Pension Obligation
Taxable Series C 6.50%, 3/1/17....   AAA         $  9,245  $    9,794,615

TEXAS--0.7%
Dallas-Fort Worth International
  Airport Facilities Improvement
Revenue Taxable 6.50%, 11/1/09....   AAA            1,900       2,051,164

Dallas-Fort Worth International
Airport Facilities Improvement
Revenue Taxable 6.60%, 11/1/12....   AAA            5,750       6,242,143
                                                           --------------
                                                                8,293,307
                                                           --------------
- -------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $83,226,645)                                  90,089,905
- -------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.9%

AESOP Funding II LLC 97-1A, A2
6.40%, 10/20/03...................   AAA            9,250       9,499,194

Associates Manufactured Housing
Pass Through 97-2, A6 7.075%,
3/15/28...........................   AAA            3,000       3,163,002

Capita Equipment Receivables Trust
97-1, B 6.45%, 8/15/02............   A+             3,465       3,490,255

Case Equipment Loan Trust 98-A, A4
5.83%, 2/15/05....................   AAA            2,931       2,935,028

Ford Credit Auto Owner Trust 98-C,
B 6.06%, 2/15/03..................   AAA            5,000       5,022,998

Green Tree Financial Corp. 96-7,
M1 7.70%, 10/15/27................   AA-            1,500       1,544,531

Premier Auto Trust 98-3, B 6.14%,
9/8/04............................   AAA            4,000       4,068,793

WFS Financial Ownership Trust
00-C, A3 7.07%, 2/20/05...........   AAA            5,500       5,731,541
- -------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $34,885,897)                                  35,455,342
- -------------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
CORPORATE BONDS--4.8%

AIRLINES--0.5%
American Airlines 01-2 Class A-2
144A 7.858%, 10/1/11(b)...........   AA+         $  2,500  $    2,637,000

Northwest Airlines Corp. 00-1
Class G 8.072%, 10/1/19...........   AAA            3,558       3,771,727
                                                           --------------
                                                                6,408,727
                                                           --------------

BANKS (MAJOR REGIONAL)--0.5%
U.S. Bank of Minnesota N.A. 6.30%,
7/15/08...........................    A             3,000       3,167,058

Wachovia Corp. 5.625%, 12/15/08...   A-             3,000       3,001,113
                                                           --------------
                                                                6,168,171
                                                           --------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.4%
Comcast Cable Communications, Inc.
7.125%, 6/15/13...................   BBB            2,000       2,131,528

CSC Holdings, Inc. 7.25%,
7/15/08...........................   BB+            2,665       2,665,163
                                                           --------------
                                                                4,796,691
                                                           --------------

COMPUTERS (SOFTWARE & SERVICES)--0.3%
Computer Associates International,
Inc. Series B 6.375%, 4/15/05.....  BBB+            3,590       3,619,618

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.5%
MGM Mirage, Inc. 9.75%, 6/1/07....   BB+            1,650       1,641,750

Park Place Entertainment Corp.
9.375%, 2/15/07...................   BB+            4,000       4,080,000
                                                           --------------
                                                                5,721,750
                                                           --------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.3%
Tenet Healthcare Corp. 8%,
1/15/05...........................   BBB            3,365       3,890,781

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.3%
AmerisourceBergen Corp. 144A
8.125%, 9/1/08(b)................. BB-....          3,000       3,165,000

HEALTH CARE (SPECIALIZED SERVICES)--0.2%
HEALTHSOUTH Corp. 10.75%,
10/1/08...........................   BB+            2,500       2,806,250

INSURANCE (MULTI-LINE)--0.1%
Willis Corroon Corp. 9%, 2/1/09...   B+               740         773,300

LEISURE TIME (PRODUCTS)--0.2%
Bally Total Fitness Holding Corp.
Series D 9.875%, 10/15/07.........   B-             2,900       2,914,500

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------

OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
Hanover Equipment Trust Class A
144A 8.50%, 9/1/08(b).............   BB          $  1,120  $    1,176,000

RETAIL (SPECIALTY)--0.3%
Amerigas Partners LP/AP Eagle
Finance Corp. 144A 8.875%,
5/20/11(b)........................   BB+            3,000       3,105,000

SHIPPING--0.2%
Teekay Shipping Corp. 8.32%,
2/1/08............................   BB+            2,640       2,715,900

TELECOMMUNICATIONS (LONG DISTANCE)--0.2%
Worldcom, Inc. 7.50%, 5/15/11.....  BBB+            2,000       2,061,340

TELEPHONE--0.5%
Century Telephone Enterprises,
Inc. Series F 6.30%, 1/15/08......  BBB+            3,000       3,028,956

Qwest Communications
International, Inc. Series B
7.50%, 11/1/08....................  BBB+            4,300       4,562,884
                                                           --------------
                                                                7,591,840
                                                           --------------

TRUCKS & PARTS--0.2%
Cummins, Inc. 6.45%, 3/1/05.......   BBB            2,060       2,040,482
- -------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $56,851,729)                                  58,955,350
- -------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--10.0%

CS First Boston Mortgage
Securities Corp. 97-C2, B 6.72%,
11/17/07..........................  Aa(c)           9,000       9,595,935

Commercial Mortgage Asset Trust
99-C1, D 7.35%, 10/17/13..........   BBB            2,100       2,202,303

DLJ Commercial Mortgage Corp.
99-CG1, A1B 6.46%, 1/10/09........ Aaa(c)           2,800       2,976,772

DLJ Commercial Mortgage Corp.
98-CF2, A1B 6.24%, 11/12/31....... Aaa(c)           3,000       3,156,303

DLJ Mortgage Acceptance Corp.
96-CF1, A1B 7.58%, 2/12/06........   AAA            6,550       7,061,123

DLJ Mortgage Acceptance Corp.
97-CF2, A2 6.84%, 9/15/07.........   AA               750         800,952

First Union - Lehman Brothers
Commercial Mortgage 97-C1, B
7.43%, 4/18/07....................  Aa(c)          11,807      13,080,574

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
G.E. Capital Mortgage Services,
Inc. 96-8, 1M 7.25%, 5/25/26......   AA          $  4,826  $    4,963,416

GMAC Commercial Mortgage
Securities, Inc. 97-C2, B 6.703%,
12/15/07..........................  Aa(c)           6,500       6,870,949

J.P. Morgan Chase Commercial
Mortgage Securities 01-CIBC, A3
6.26%, 4/15/33....................   AAA           12,015      12,443,504
LB Commercial Conduit Mortgage
Trust 98-C4, A1B 6.21%,
10/15/08..........................   AAA           10,060      10,698,432

LB Commercial Conduit Mortgage
Trust 99-C2, A2 7.325%, 9/15/09... Aaa(c)           4,855       5,392,110

Lehman Large Loan 97-LLI, B 6.95%,
3/12/07...........................   AA+           10,825      11,797,595

Nationslink Funding Corp. 96-1, B
7.69%, 12/20/05...................   AA             6,157       6,547,564

Prudential Home Mortgage
Securities 93-L, 2B3 6.641%,
12/25/23..........................  A(c)            4,622       4,691,655

Residential Funding Mortgage
Securities I 96-S8, A4 6.75%,
3/25/11...........................   AAA            1,557       1,621,171

Residential Funding Mortgage
Securities I 96-S1, A11 7.10%,
1/25/26...........................   AAA            6,083       6,248,988

Residential Funding Mortgage
Securities I 96-S4, M1 7.25%,
2/25/26...........................   AAA            4,769       4,922,078

Securitized Asset Sales, Inc.
93-J, 2B 6.80%, 11/28/23.......... AAA(c)           8,112       8,356,452
- -------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $116,306,664)                                123,427,876
- -------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--5.1%

CHILE--0.3%
Republic of Chile 6.875%,
4/28/09...........................   A-          4,100,000      4,199,605
COLOMBIA--0.3%
Republic of Colombia 9.75%,
4/9/11............................   BBB         3,392,745      3,536,937

CROATIA--0.5%
Croatia Series B 4.563%,
7/31/06(d)........................  BBB-         2,220,249      2,175,844
Croatia Series A 4.563%,
7/31/10(d)........................  BBB-         4,749,545      4,630,807
                                                           --------------
                                                                6,806,651
                                                           --------------

EL SALVADOR--0.6%
Republic of El Salvador 144A
9.50%, 8/15/06(b).................   BB+            7,000       7,665,000

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------

MEXICO--1.8%
United Mexican States Global Bond
8.125%, 12/30/19..................   BB+         $ 12,000  $   11,400,000

United Mexican States Global Bond
11.50%, 5/15/26...................   BB+            4,500       5,644,125

United Mexican States Global Bond
8.30%, 8/15/31....................   BB+            5,000       4,757,500
                                                           --------------
                                                               21,801,625
                                                           --------------

POLAND--1.2%
Republic of Poland Bearer PDIB 6%,
10/27/14(d).......................  BBB+           15,068      14,882,466

URUGUAY--0.4%
Republic of Uruguay 7.875%,
7/15/27...........................  BBB-            5,000       4,687,500
- -------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $60,148,741)                                  63,579,784
- -------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--1.7%

CANADA--0.3%
Norske Skog 144A 8.625%,
6/15/11(b)........................   BB             3,000       3,123,750

CAYMAN ISLANDS--0.4%
Pemex Finance Ltd. 7.33%,
5/15/12...........................   AAA            5,225       5,742,693

CHILE--0.5%
Empresa Nacional de Electricidad
SA 8.50%, 4/1/09..................  BBB+            4,500       4,663,935

Petropower I Funding Trust 144A
7.36%, 2/15/14(b).................   BBB            2,240       2,045,147
                                                           --------------
                                                                6,709,082
                                                           --------------

MEXICO--0.3%
Cemex SA de CV 144A 8.625%,
7/18/03(b)........................  BBB-              500         526,250
Telefonos de Mexico 8.25%,
1/26/06...........................   BB+            3,000       3,135,000
                                                           --------------
                                                                3,661,250
                                                           --------------

NETHERLANDS--0.2%
HSBC Capital Funding LP 144A
9.547%, 12/29/49(b)...............   A-             2,000       2,398,624
- -------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $20,410,857)                                  21,635,399
- -------------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund


                                                  SHARES       VALUE
                                                 --------  --------------
PREFERRED STOCKS--0.6%

AGENCY NON MORTGAGE-BACKED SECURITIES--0.6%
Home Ownership Funding Corp. II
Pfd. 144A 13.338%(b)(d)...........                 10,000  $    7,594,219
- -------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $7,288,965)                                    7,594,219
- -------------------------------------------------------------------------

COMMON STOCKS--52.2%

AEROSPACE/DEFENSE--1.3%
General Dynamics Corp. ...........                135,000      11,016,000
Northrop Grumman Corp. ...........                 49,400       4,937,530
                                                           --------------
                                                               15,953,530
                                                           --------------

AIR FREIGHT--0.5%
FedEx Corp.(e)....................                140,100       5,755,308

BANKS (MAJOR REGIONAL)--2.1%
FleetBoston Financial Corp. ......                445,600      14,642,416
Wells Fargo & Co. ................                303,600      11,992,200
                                                           --------------
                                                               26,634,616
                                                           --------------
BANKS (MONEY CENTER)--1.6%
Bank of America Corp. ............                338,500      19,968,115
BEVERAGES (NON-ALCOHOLIC)--2.2%
PepsiCo, Inc. ....................                561,500      27,350,665
BROADCASTING (TELEVISION, RADIO & CABLE)--1.2%
Clear Channel Communications,
Inc.(e)...........................                287,400      10,955,688

Liberty Media Corp. Class A(e)....                333,400       3,897,446
                                                           --------------
                                                               14,853,134
                                                           --------------
CHEMICALS--0.5%
Dow Chemical Co. (The)............                198,600       6,603,450

COMMUNICATIONS EQUIPMENT--0.9%
ADTRAN, Inc.(e)...................                147,900       3,431,280
American Tower Corp. Class A(e)...                227,000       2,501,540
Harris Corp. .....................                155,000       5,313,400
                                                           --------------
                                                               11,246,220
                                                           --------------
COMPUTERS (HARDWARE)--1.3%
International Business Machines
Corp. ............................                151,900      16,415,833

COMPUTERS (NETWORKING)--0.9%
Cisco Systems, Inc.(e)............                686,200      11,610,504


                                                  SHARES       VALUE
                                                 --------  --------------

COMPUTERS (PERIPHERALS)--0.2%
Maxtor Corp.(e)...................                611,000  $    2,993,900

COMPUTERS (SOFTWARE & SERVICES)--3.2%
Computer Associates International,
Inc. .............................                299,800       9,269,816
Microsoft Corp.(e)................                496,600      28,877,289
                                                           --------------
                                                               38,147,105
                                                           --------------

DISTRIBUTORS (FOOD & HEALTH)--2.4%
Cardinal Health, Inc. ............                119,200       7,999,512
McKesson Corp. ...................                571,300      21,132,387
Performance Food Group Co. .......                 21,500         631,885
                                                           --------------
                                                               29,763,784
                                                           --------------

ELECTRICAL EQUIPMENT--2.3%
General Electric Co. .............                787,200      28,661,952

ELECTRONICS (SEMICONDUCTORS)--1.4%
Altera Corp.(e)...................                291,500       5,888,300
Fairchild Semiconductor Corp.
Class A...........................                207,500       4,409,375
Intel Corp. ......................                144,500       3,528,690
Micron Technology, Inc.(e)........                130,400       2,967,904
                                                           --------------
                                                               16,794,269
                                                           --------------

ENTERTAINMENT--1.4%
AOL Time Warner, Inc.(e)..........                209,800       6,547,858
Viacom, Inc. Class B(e)...........                284,300      10,379,793
                                                           --------------
                                                               16,927,651
                                                           --------------

EQUIPMENT (SEMICONDUCTORS)--1.5%
Applied Materials, Inc.(e)........                171,800       5,860,098
Credence Systems Corp.(e).........                116,600       1,585,760
Lam Research Corp.(e).............                329,400       6,245,424
Novellus Systems, Inc.(e).........                 59,000       1,948,770
Teradyne, Inc.(e).................                110,000       2,535,500
                                                           --------------
                                                               18,175,552
                                                           --------------

FINANCIAL (DIVERSIFIED)--5.0%
Citigroup, Inc. ..................                599,801      27,302,941
Freddie Mac.......................                172,000      11,665,040
J.P. Morgan Chase & Co. ..........                207,000       7,319,520
Morgan Stanley Dean Witter &
Co. ..............................                291,800      14,274,856
                                                           --------------
                                                               60,562,357
                                                           --------------

FOODS--0.6%
Dean Foods Co. ...................                 85,000       3,812,250
Suiza Foods Corp.(e)..............                 55,000       3,243,350
                                                           --------------
                                                                7,055,600
                                                           --------------

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund


                                                  SHARES       VALUE
                                                 --------  --------------
HEALTH CARE (DIVERSIFIED)--0.8%
Bristol-Myers Squibb Co. .........                195,500  $   10,449,475

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.7%
Pfizer, Inc. .....................                517,400      21,679,060

HEALTH CARE (GENERIC AND OTHER)--0.7%
King Pharmaceuticals, Inc.(e).....                227,733       8,879,310

HEALTH CARE (HOSPITAL MANAGEMENT)--0.3%
HCA, Inc. ........................                 97,800       3,878,748

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.3%
Bard (C.R.), Inc. ................                160,700       8,822,430
Beckman Coulter, Inc. ............                 78,800       3,346,636
Guidant Corp.(e)(c)...............                 91,200       3,785,712
                                                           --------------
                                                               15,954,778
                                                           --------------
HEALTH CARE (SPECIALIZED SERVICES)--0.5%
Omnicare, Inc. ...................                321,900       6,399,372

INSURANCE (MULTI-LINE)--1.8%
American International Group,
Inc. .............................                282,300      22,188,780
MANUFACTURING (DIVERSIFIED)--2.2%
Tyco International Ltd. ..........                552,301      27,140,059

OFFICE EQUIPMENT & SUPPLIES--0.3%
Miller (Herman), Inc. ............                166,700       3,525,705
OIL & GAS (DRILLING & EQUIPMENT)--0.7%
Baker Hughes, Inc. ...............                 72,400       2,594,092
Schlumberger Ltd. ................                 37,100       1,796,382
Tidewater, Inc. ..................                 89,000       2,689,580
Transocean Sedco Forex, Inc. .....                 51,699       1,558,725
                                                           --------------
                                                                8,638,779
                                                           --------------

OIL & GAS (EXPLORATION & PRODUCTION)--0.5%
Anadarko Petroleum Corp. .........                 60,000       3,423,000
Unocal Corp. .....................                105,400       3,393,880
                                                           --------------
                                                                6,816,880
                                                           --------------

OIL (DOMESTIC INTEGRATED)--0.8%
ChevronTexaco Corp. ..............                 54,600       4,834,830
Conoco, Inc. .....................                182,000       4,677,400
                                                           --------------
                                                                9,512,230
                                                           --------------

OIL (INTERNATIONAL INTEGRATED)--0.7%
Exxon Mobil Corp. ................                219,800       8,671,110

PAPER & FOREST PRODUCTS--0.3%
International Paper Co. ..........                104,000       3,723,200


                                                  SHARES       VALUE
                                                 --------  --------------

RETAIL (COMPUTERS & ELECTRONICS)--1.4%
Tech Data Corp.(e)................                419,700  $   17,916,993

RETAIL (DRUG STORES)--0.4%
Caremark Rx, Inc.(e)..............                358,700       4,806,580

RETAIL (GENERAL MERCHANDISE)--1.3%
Wal-Mart Stores, Inc. ............                314,100      16,144,740

SAVINGS & LOAN COMPANIES--0.4%
Golden State Bancorp, Inc. .......                186,100       4,719,496

SERVICES (ADVERTISING/MARKETING)--0.6%
Lamar Advertising Co.(e)..........                255,600       8,025,840

SERVICES (COMMERCIAL & CONSUMER)--1.0%
Cendant Corp.(e)..................                570,000       7,387,200
Crown Castle International
Corp.(e)..........................                473,600       5,541,120
                                                           --------------
                                                               12,928,320
                                                           --------------

SERVICES (DATA PROCESSING)--1.6%
The BISYS Group, Inc. ............                138,500       7,204,770
Fiserv, Inc.(e)...................                349,200      12,986,748
                                                           --------------
                                                               20,191,518
                                                           --------------

TELEPHONE--1.3%
SBC Communications, Inc. .........                262,300       9,996,253
Verizon Communications, Inc. .....                121,000       6,027,010
                                                           --------------
                                                               16,023,263
                                                           --------------

TEXTILES (APPAREL)--0.5%
Jones Apparel Group, Inc.(e)......                 83,300       2,299,080
Liz Claiborne, Inc. ..............                 87,700       3,990,350
                                                           --------------
                                                                6,289,430
                                                           --------------

TRUCKERS--0.6%
United Parcel Service, Inc. Class
B.................................                138,400       7,058,400
- -------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST $565,207,656)            647,035,611
- -------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.9%

COMMUNICATIONS EQUIPMENT--0.2%
Nokia Oyj ADR (Finland)(b)........                143,000       2,932,930

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.7%
Elan Corp. PLC ADR (Ireland)(e)...                174,000       7,943,100
- -------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS (IDENTIFIED COST $8,798,856)
                                                               10,876,030
- -------------------------------------------------------------------------

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund


                                                  SHARES       VALUE
                                                 --------  --------------
UNIT INVESTMENT TRUSTS--1.2%

S&P 500 Depository Receipts.......                143,500  $   15,203,825
- -------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $18,854,987)                                  15,203,825
- -------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.0%
(IDENTIFIED COST $1,058,477,185)                            1,164,939,375
- -------------------------------------------------------------------------
                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
SHORT-TERM OBLIGATIONS--5.7%

COMMERCIAL PAPER--5.7%
Abbott Laboratories, Inc. 2.31%,
11/15/01..........................   A-1            4,198  $    4,194,229
Alcoa, Inc. 2.35%, 11/14/01.......  A-1+              525         524,554
Bavaria Universal Funding Corp.
2.56%, 11/1/01....................   A-1            2,500       2,500,000
Bavaria Universal Funding Corp.
2.55%, 12/17/01...................   A-1            1,144       1,140,638
BellSouth Corp. 2.35%, 11/13/01...   A-1            1,825       1,823,570
Beta Finance 2.42%, 11/19/01......   A-1            5,070       5,063,865
Emerson Electric 2.48%, 11/7/01...   A-1              910         909,624
Exxon Imperial 2.45%, 11/5/01.....   A-1            2,410       2,409,344

                                    STANDARD
                                    & POOR'S       PAR
                                     RATING       VALUE
                                   (Unaudited)    (000)        VALUE
                                   -----------   --------  --------------
Exxon Imperial 2.40%, 11/13/01....   A-1            5,000  $    4,996,000
Gannett Co. 2.37%, 11/7/01........   A-1            2,500       2,499,013
Goldman Sachs Group, Inc. 2.38%,
11/20/01..........................   A-1            2,415       2,411,967
Honeywell International 2.37%,
11/13/01..........................   A-1            3,235       3,232,444
Honeywell International 2.38%,
11/20/01..........................   A-1            3,375       3,370,761
Kimberly-Clark Corp. 2.55%,
11/9/01...........................  A-1+            2,500       2,498,583
Kimberly-Clark Corp. 2.35%,
11/16/01..........................  A-1+            3,000       2,997,063
Kraft Foods, Inc. 2.62%,
11/1/01...........................   A-1           10,010      10,010,000
Marsh & McLennan Cos. 2.45%,
11/5/01...........................   A-1            3,025       3,024,177
Park Avenue 2.50%, 11/2/01........   A-1            2,155       2,154,850
Park Avenue 2.35%, 11/27/01.......   A-1            1,985       1,981,631
Special Purpose Accounts
Receivables Corp. 2.47%,
11/2/01...........................   A-1            6,320       6,319,566
Sysco Corp. 3.53%, 11/7/01........  A-1+            1,000         999,464
Wal-Mart Stores, Inc. 2.43%,
11/8/01...........................   A-1            6,100       6,097,117
- -------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $71,158,044)                                  71,158,460
- -------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $1,129,635,229)                            1,236,097,835(a)
Other assets and liabilities, net--0.3%                         3,755,034
                                                           --------------
NET ASSETS--100.0%                                         $1,239,852,869
                                                           ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $158,249,324 and gross depreciation of $55,490,014 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $1,133,338,525.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to a value of $33,435,990 or 2.7% of net assets.

(c) As rated by Standard & Poor's, Duff & Phelps or Fitch.

(d) Variable or step coupon security; interest rate reflects the rate currently in effect.

(e) Non-income producing.

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value including $2,948,500
 of securities on loan (Identified cost
 $1,129,635,229)                                      $1,236,097,835
Short-term investments held as collateral for loaned
 securities                                                3,000,000
Cash                                                          41,340
Receivables
 Interest and dividends                                    6,054,198
 Investment securities sold                                4,439,779
 Fund shares sold                                            124,142
Prepaid expenses                                              15,259
                                                      --------------
   Total assets                                        1,249,772,553
                                                      --------------
LIABILITIES
Payables
 Collateral on securities loaned                           3,000,000
 Investment securities purchased                           4,747,747
 Fund shares repurchased                                     842,865
 Investment advisory fee                                     569,997
 Transfer agent fee                                          330,096
 Distribution fee                                            284,312
 Financial agent fee                                          36,929
 Trustees' fee                                                 5,784
 Payable to adviser                                              476
Accrued expenses                                             101,478
                                                      --------------
   Total liabilities                                       9,919,684
                                                      --------------
NET ASSETS                                            $1,239,852,869
                                                      ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest      $1,149,376,217
Undistributed net investment income                        3,105,964
Accumulated net realized loss                            (19,091,918)
Net unrealized appreciation                              106,462,606
                                                      --------------
NET ASSETS                                            $1,239,852,869
                                                      ==============
CLASS A
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $1,207,395,495)                                          84,592,362
Net asset value per share                                     $14.27
Offering price per share $14.27/(1-5.75%)                     $15.14
CLASS B
Shares of beneficial interest outstanding, no par
 value, unlimited authorization (Net Assets
 $32,457,374)                                              2,281,147
Net asset value and offering price per share                  $14.23

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Interest                                                $ 39,894,447
Dividends                                                  7,945,644
Security lending                                             167,586
Foreign taxes withheld                                          (673)
                                                        ------------
   Total investment income                                48,007,004
                                                        ------------
EXPENSES
Investment advisory fee                                    7,194,962
Distribution fee, Class A                                  3,263,842
Distribution fee, Class B                                    334,569
Financial agent fee                                          460,249
Transfer agent                                             1,901,361
Printing                                                     254,887
Custodian                                                    156,046
Professional                                                  38,978
Registration                                                  32,633
Trustees                                                      27,127
Miscellaneous                                                 42,877
                                                        ------------
   Total expenses                                         13,707,531
   Custodian fees paid indirectly                             (7,327)
                                                        ------------
   Net expenses                                           13,700,204
                                                        ------------
NET INVESTMENT INCOME                                     34,306,800
                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                          (17,299,413)
Net change in unrealized appreciation (depreciation)
 on investments                                          (78,457,337)
                                                        ------------
NET LOSS ON INVESTMENTS                                  (95,756,750)
                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(61,449,950)
                                                        ============

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended         Year Ended
                                                                 10/31/01           10/31/00
                                                              ---------------    --------------
FROM OPERATIONS
 Net investment income (loss)                                 $    34,306,800    $   39,073,269
 Net realized gain (loss)                                         (17,299,413)      170,400,716
 Net change in unrealized appreciation (depreciation)             (78,457,337)     (101,690,412)
                                                              ---------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (61,449,950)      107,783,573
                                                              ---------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income, Class A                                   (40,269,954)      (37,204,681)
 Net investment income, Class B                                      (688,865)         (712,273)
 Net realized gains, Class A                                     (147,799,183)      (92,529,024)
 Net realized gains, Class B                                       (3,693,607)       (2,315,976)
 Distributions in excess of net realized gains, Class A           (18,479,673)               --
 Distributions in excess of net realized gains, Class B              (461,820)               --
                                                              ---------------    --------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS       (211,393,102)     (132,761,954)
                                                              ---------------    --------------
FROM SHARE TRANSACTIONS
CLASS A
 Proceeds from sales of shares (2,842,905 and 2,417,466
   shares, respectively)                                           42,321,489        42,484,505
 Net asset value of shares issued from reinvestment of
   distributions (13,331,569 and 6,969,502 shares,
   respectively)                                                  193,744,594       121,515,449
 Cost of shares repurchased (12,317,322 and 15,755,639
   shares, respectively)                                         (185,579,723)     (277,625,446)
                                                              ---------------    --------------
Total                                                              50,486,360      (113,625,492)
                                                              ---------------    --------------
CLASS B
 Proceeds from sales of shares (535,704 and 207,429 shares,
   respectively)                                                    7,914,361         3,630,967
 Net asset value of shares issued from reinvestment of
   distributions (314,606 and 164,554 shares, respectively)         4,563,388         2,857,773
 Cost of shares repurchased (580,244 and 523,758 shares,
   respectively)                                                   (8,622,642)       (9,169,774)
                                                              ---------------    --------------
Total                                                               3,855,107        (2,681,034)
                                                              ---------------    --------------
 INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS         54,341,467      (116,306,526)
                                                              ---------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS                           (218,501,585)     (141,284,907)
NET ASSETS
 Beginning of period                                            1,458,354,454     1,599,639,361
                                                              ---------------    --------------
 END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) OF $3,105,964 AND $9,050,836, RESPECTIVELY]  $ 1,239,852,869    $1,458,354,454
                                                              ===============    ==============

                       See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                  2001             2000          1999          1998          1997
Net asset value, beginning of period                               $17.63        $17.92        $16.29        $18.07        $17.56
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                        0.41          0.47          0.40          0.42          0.48
 Net realized and unrealized gain (loss)                            (1.20)         0.77          2.25          0.90          2.38
                                                                     ----          ----          ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                               (0.79)         1.24          2.65          1.32          2.86
                                                                     ----          ----          ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                               (0.48)        (0.44)        (0.39)        (0.40)        (0.48)
 Dividends from net realized gains                                  (1.86)        (1.09)        (0.63)        (2.70)        (1.87)
 In excess of net realized gains                                    (0.23)           --            --            --            --
                                                                     ----          ----          ----          ----          ----
     TOTAL DISTRIBUTIONS                                            (2.57)        (1.53)        (1.02)        (3.10)        (2.35)
                                                                     ----          ----          ----          ----          ----
Change in net asset value                                           (3.36)        (0.29)         1.63         (1.78)         0.51
                                                                     ----          ----          ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                     $14.27        $17.63        $17.92        $16.29        $18.07
                                                                     ----          ----          ----          ----          ----
                                                                     ----          ----          ----          ----          ----
Total return(1)                                                     (4.46)%        7.13%        16.73%         8.68%        18.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $1,207,395    $1,423,113    $1,561,026    $1,548,475    $1,702,385
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  1.00%(2)       1.00%(2)       0.97%(2)       0.97%       0.98%
 Net investment income                                               2.58%         2.55%         2.19%         2.41%         2.65%
Portfolio turnover rate                                                45%           50%           57%          138%          206%

                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                               ------------------------------------------------------------------
                                                                     2001          2000          1999          1998          1997
Net asset value, beginning of period                               $17.52        $17.85        $16.25        $18.04        $17.54
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                        0.30          0.33          0.27          0.30          0.35
 Net realized and unrealized gain (loss)                            (1.18)         0.77          2.24          0.90          2.37
                                                                     ----          ----          ----          ----          ----
     TOTAL FROM INVESTMENT OPERATIONS                               (0.88)         1.10          2.51          1.20          2.72
                                                                     ----          ----          ----          ----          ----
LESS DISTRIBUTIONS
 Dividends from net investment income                               (0.32)        (0.34)        (0.28)        (0.29)        (0.35)
 Dividends from net realized gains                                  (1.86)        (1.09)        (0.63)        (2.70)        (1.87)
 In excess of net realized gains                                    (0.23)           --            --            --            --
                                                                     ----          ----          ----          ----          ----
     TOTAL DISTRIBUTIONS                                            (2.41)        (1.43)        (0.91)        (2.99)        (2.22)
                                                                     ----          ----          ----          ----          ----
Change in net asset value                                           (3.29)        (0.33)         1.60         (1.79)         0.50
                                                                     ----          ----          ----          ----          ----
NET ASSET VALUE, END OF PERIOD                                     $14.23        $17.52        $17.85        $16.25        $18.04
                                                                     ----          ----          ----          ----          ----
                                                                     ----          ----          ----          ----          ----
Total return(1)                                                     (5.10)%        6.29%        15.84%         7.91%        17.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $32,457       $35,242       $38,613       $32,988       $30,216
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                  1.75%(2)       1.75%(2)       1.72%(2)       1.72%       1.73%
 Net investment income                                               1.83%         1.80%         1.45%         1.66%         1.90%
Portfolio turnover rate                                                45%           50%           57%          138%          206%

(1) Maximum sales charge is not reflected in total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

   The Phoenix Series Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Fund has distinct investment objectives. The Core Bond Fund is a diversified fund and seeks to provide both current income and capital appreciation. The Aggressive Growth Fund is a diversified Fund and seeks appreciation of capital through the use of aggressive investment techniques. The Capital Growth Fund is a diversified Fund and seeks a long-term appreciation of capital. The High Yield Fund is a diversified Fund and seeks to provide high current income. The Money Market Fund is a diversified Fund and seeks to provide as high a level of current income consistent with capital preservation and liquidity. The Balanced Fund is a diversified Fund and seeks to provide reasonable income, long-term capital growth and conservation of capital.

   Each Fund offers both Class A and Class B shares and, additionally, Core Bond Fund, Aggressive Growth Fund, High Yield Fund, and Money Market Fund offer Class C shares. Class A shares of Aggressive Growth Fund, Capital Growth Fund and Balanced Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of Core Bond Fund and High Yield Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Fund to maintain a constant net asset value of $1 per share.

   Certain securities held by the Funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At October 31, 2001, the total value of these securities represented approximately 7% and 8% of net assets of Core Bond Fund and High Yield Fund, respectively.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Fund, but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to amortize premium and discount on all fixed income securities, and classify gains and losses on mortgage-and asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Trust will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Trust's net asset value, but will change the classification of certain amounts among interest income, realized and unrealized gain/loss in the Statement of Operations. The Trust expects that the impact of the adoption of these principles will not be material to the financial statements.

C. INCOME TAXES:

   Each of the Funds is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)

the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Each of the Funds, except the Core Bond Fund and Money Market Fund, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. SECURITY LENDING:

   The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

H. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. OPTIONS:

   The Trust, except for the Core Bond Fund and Money Market Fund, may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Fund, except for the Core Bond Fund and Money Market Fund, may purchase options which are included in the funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At October 31, 2001, the Trust had no options.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   Each Fund may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. FORWARD CONTRACT LOAN TRANSACTIONS:

   The Trust may use forward contract loan transactions to gain exposure to the syndicated loan market. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the underlying loans.

L. SWAP AGREEMENTS:

   The Funds, except the Core Bond Fund and Money Market Fund, may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The funds may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the funds with another party of their respective commitments to pay or receive interest or foreign currency. (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the fund will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the funds custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

   At October 31, 2001, the High Yield Fund had the following swap agreements outstanding:

                                                              Unrealized
                                                             Appreciation
Notional Amount                                             (Depreciation)
- ---------------                                             --------------
Credit Default Swaps
  $5,000,000      Agreement with Goldman Sachs
                  International dated February 20, 2001,
                  terminating on April 15, 2009, to receive
                  4% per year times the notional amount.
                  The fund pays only upon a default event
                  of Telewest Communications PLC, the
                  notional amount times the difference
                  between the reference price and the
                  market value of Telewest Communications
                  PLC 0% bond due April 15, 2009             $(1,670,000)
  $3,000,000      Agreement with Morgan Stanley Credit
                  Products Ltd. dated September 10, 2001,
                  terminating on September 10, 2006, to
                  receive 2.23% per year times the notional
                  amount. The fund pays only upon a default
                  event of AK Steel Corp., the notional
                  amount times the difference between the
                  reference price and the market value of
                  AK Steel Corp. 7.875% bond due February
                  15, 2009                                     $(211,321)
  $3,000,000      Agreement with Morgan Stanley Credit
                  Products Ltd. dated May 30, 2001,
                  terminating on May 30, 2006, to receive
                  3.60% per year times the notional amount.
                  The fund pays only upon a default event
                  of EchoStar DBS Corp., the notional
                  amount times the difference between the
                  reference price and the market value of
                  EchoStar DBS Corp. 9.375% bond due
                  February 1, 2009                             $(154,645)
  $3,000,000      Agreement with Morgan Stanley Credit
                  Products Ltd. dated June 11, 2001,
                  terminating on June 11, 2004, to receive
                  5.60% per year times the notional amount.
                  The fund pays only upon a default event
                  of EchoStar DBS Corp., the notional
                  amount times the difference between the
                  reference price and the market value of
                  EchoStar DBS Corp. 4.875% bond due
                  January 1, 2007                              $(108.848)
                                                             -----------
                                                             $(2,144,814)
                                                             ===========

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for their services to the Trust, the Advisers, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), and Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd., which is an indirect wholly-owned subsidiary of PNX, are entitled to a fee based upon the following

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)

annual rates as a percentage of the average daily net assets of each separate fund:

                                             1st $1     $1-2       $2+
                                             Billion   Billion   Billion
                                             -------   -------   -------
Core Bond Fund.............................   0.45%     0.40%     0.35%
Capital Growth Fund........................   0.70%     0.65%     0.60%
High Yield Fund............................   0.65%     0.60%     0.55%
Money Market Fund..........................   0.40%     0.35%     0.30%
Balanced Fund..............................   0.55%     0.50%     0.45%

                                           1st $50   $50-500    $500+
                                           Million   Million   Million
                                           -------   -------   -------
Aggressive Growth Fund...................   0.90%     0.80%     0.70%

   Prior to November 30, 2000, the Aggressive Growth Fund paid the Adviser a monthly investment management fee at the annual rates of 0.70% of the average daily net assets up to $1 billion, 0.65% of the average daily net assets between $1 billion and $2 billion, and 0.60% of the average daily net assets over $2 billion.

   DPIM serves as investment adviser for the Core Bond Fund and PIC serves as investment advisor for the remaining funds within the Trust.

   The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares, 1.60% for Class B shares and 1.85% for Class C shares of the average of the aggregate daily net asset value.
   Roger Engemann & Associates, Inc. ("REA") is the subadvisor to the Aggressive Growth Fund and Capital Growth Fund. For its services, REA is paid a fee by the Adviser equal to 0.40% of the average daily net assets of the Aggressive Growth Fund up to $50 million, 0.30% of such value between $50 million and $262 million, 0.45% of such value between $262 and $500 million, and 0.35% of such value in excess of $500 million and a fee equal to 0.10% of the average daily net assets of the Capital Growth Fund up to $3 billion and 0.30% of such value in excess of $3 billion. REA is a wholly-owned subsidiary of Pasadena Capital Corporation which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, wholly-owned subsidiary of PNX.

   Phoenix Equity Planning Corporation (PEPCO), an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained selling commissions of $241,584 for Class A shares, deferred sales charges of $564,444 for Class B shares and $23,472 for Class C shares, for the year ended October 31, 2001. In addition, each Fund except the Money Market Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund; the distribution fee for the Money Market Fund is 0%, 0.75% and 1.00% for Class A, Class B and Class C, respectively. The distributor has advised the Trust that of the total amount expensed for the year ended October 31, 2001, $2,695,073 was retained by the Distributor, $8,187,078 was paid to unaffiliated participants, and $1,034,053 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   For the year ended October 31, 2001, the Trust paid PXP Securities Corp., a wholly owned subsidiary of Phoenix Investment Partners Ltd., brokerage commissions of $121,548 in connection with portfolio transactions effected by it.

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended October 31, 2001, financial agent fees were $1,879,195, of which PEPCO received $216,000. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company ("State Street") as sub-transfer agent. For the year ended October 31, 2001, transfer agent fees were $7,576,166 of which PEPCO retained $3,104,856.

   At October 31, 2001, PNX and affiliates held Trust shares which aggregated the following:

                                                          Aggregate
                                                          Net Asset
                                              Shares        Value
                                            ----------   -----------
Core Bond Fund, Class A...................         386   $     3,638
Core Bond Fund, Class C...................      12,534       117,942
Aggressive Growth Fund, Class B...........      12,467       146,482
Aggressive Growth Fund, Class C...........       5,133        60,318
High Yield Fund, Class A..................         602         3,125
Money Market Fund, Class A................  10,098,497    10,098,497
Money Market Fund, Class C................     108,064       108,064

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended October 31, 2001 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                         Purchases          Sales
                                       --------------   --------------
Core Bond Fund.......................  $   41,047,883   $   24,894,389
Aggressive Growth Fund...............     704,747,199      688,783,077
Capital Growth Fund..................   1,139,734,711    1,368,564,087
High Yield Fund......................     303,332,445      326,379,819
Balanced Fund........................     436,272,983      572,059,708

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)

   Purchases and sales of U.S. Government and agency securities during the year ended October 31, 2001, aggregated the following:

                                          Purchases        Sales
                                         ------------   ------------
Core Bond Fund.........................  $142,700,614   $158,020,311
Balanced Fund..........................   152,577,699    135,987,289

4. FORWARD CURRENCY CONTRACTS

   As of October 31, 2001 the High Yield Fund had entered into the following forward currency contract which contractually obligates the Fund to receive currency at the specified date:

                                                                         Net
                                                                      Unrealized
                                         Settlement                  Appreciation
Contract to receive   In Exchange for       Date         Value      (Depreciation)
- -------------------   ----------------   ----------   -----------   --------------
US $11,187,500        Euros 12,500,000     5/2/02     $11,176,015      $11,485
Euros 5,500,000          US $4,918,650     5/2/02     $ 4,917,447      $(1,203)
                                                                       -------
Total............................................................      $10,282
                                                                       =======

5. CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

6. CAPITAL LOSS CARRYOVERS

   The following Funds have capital loss carryforwards which may be used to offset future capital gains.

                          Core                        Capital
Expiration                Bond        Aggressive       Growth       High Yield     Balanced
Date                      Fund       Growth Fund        Fund           Fund          Fund
- ----                   -----------   ------------   ------------   ------------   -----------
2002.................  $ 4,084,443   $         --   $         --   $ 14,103,053   $        --
2003.................           --             --             --     46,929,335            --
2004.................    2,433,827             --             --             --            --
2006.................           --             --             --      1,533,950            --
2007.................    6,429,814             --             --     38,223,988            --
2008.................    8,192,129             --             --     27,836,215            --
2009.................           --    127,300,748    396,211,833     66,603,160    18,032,864
                       -----------   ------------   ------------   ------------   -----------
Total................  $21,140,213   $127,300,748   $396,211,833   $195,229,701   $18,032,864
                       ===========   ============   ============   ============   ===========

7. RECLASS OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2001, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                        Undistributed    Accumulated      Capital paid in
                        net investment   net realized      on shares of
                        income (loss)    gain (loss)    beneficial interest
                        -------------    ------------   -------------------
Core Bond Fund........    $1,056,014     $  (245,775)       $  (810,239)
Aggressive Growth
 Fund.................     2,945,368           7,239         (2,952,607)
Capital Growth Fund...     8,453,162           3,978         (8,457,140)
High Yield Fund.......     3,528,636      (2,799,489)          (729,147)
Balanced Fund.........       707,147        (150,425)          (556,722)

 TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended October 31, 2001, the following Funds distributed long-term capital gain dividends as follows:

Aggressive Growth Fund.......................  $ 45,057,457
Capital Growth Fund..........................   151,354,547
Balanced Fund................................   158,179,968

  For federal income tax purposes, 24.34% of the ordinary income dividends paid by the Balanced Fund qualify for the dividends received deduction for corporate shareholders.

This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Trust's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[PricewaterhouseCoopers Logo]

To the Board of Trustees and Shareholders of Phoenix Series Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund (constituting Phoenix Series Fund, hereinafter referred to as the "Trust") at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 14, 2001

                               PHOENIX SERIES FUND

                            PART C--OTHER INFORMATION

ITEM 23.   EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.

       b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.

       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

       d.1 Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. ("PIC") dated January 1, 1994 covering the Aggressive Growth Fund, Balanced Fund, Capital Growth Fund, High Yield Fund, Money Market Fund, and Bond Fund*, filed via EDGAR as
             Exhibit 5 with Post-Effective Amendment No. 84 on February 27, 1997, and incorporated herein by reference. (*Duff & Phelps Investment Management Co. substituted for PIC, effective October 8, 1999.)

       d.2 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. dated June 26, 1998 covering the Aggressive Growth Fund, filed via EDGAR with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

       d.3 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates dated August 6, 1999, covering the Capital Growth Fund, filed via EDGAR with Post-Effective Amendment No. 90 on February 23, 2000 and incorporated herein by reference.

       e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, filed via EDGAR as
             Exhibit 6.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement, filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds, filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       f.    None.

       g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       h.1 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 84 on February 27, 1997, and incorporated herein by reference.

       h.2 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997, filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       h.3 Sub-Transfer Agent Agreement Between Phoenix Equity Planning Corporation, and State Street Bank & Trust Company, dated July 21, 1994, filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 85 on December 27, 1997, and incorporated herein by reference.

       h.4 First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, effective as of February 27, 1998, filed via Edgar with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

       h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated July 31, 1998 filed via Edgar with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

       i. Opinion of Counsel as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.

       j.    * Consent of PricewaterhouseCoopers LLP filed via EDGAR herewith.

       k.    Not Applicable.

       l.    None.

       m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

       m.2 Class B Shares Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 on September 11, 2000 and incorporated herein by reference.

       m.3 Class C Shares Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 on September 11, 2000 and incorporated herein by reference.


       o.1* Third amended and Restated Rule 18f-3 Multi-Class Distribution Plan effective November 1, 2001, filed via EDGAR herewith.

       p.* Amended and Restated Code of Ethics of the Trust, Advisers, Subadvisers and Distributor filed via EDGARherewith.

       q.1 Power of Attorney for Mr. Roth, filed via EDGAR with Post-Effective Amendment No. 86 on December 30, 1998, and incorporated herein by reference.

       q.2*  Power of Attorney for Ms. McNamara, filed via EDGAR herewith.

       q.3 Powers of Attorney for all other Trustees filed via EDGAR as Exhibit q.2 with Post-Effective Amendment No. 91 on September 11, 2000 and incorporated herein by reference.

       -----------------
       *Filed herewith

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
   None.

ITEM 25.   INDEMNIFICATION

   The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

   See "Management of the Funds" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.

   For information as to the business, profession, vocation or employment of a substantial nature of director and officers of the Advisers reference is made to the Adviser's current Form ADV (PIC: SEC File No. 801-5995 and Duff & Phelps:
SEC File No. 801-14813) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

ITEM 27.   PRINCIPAL UNDERWRITERS

   (a) Equity Planning also serves as the principal underwriter for the following other registrants:

       Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix-Seneca Funds, Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVAl.

(c) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

     Name and Principal                                      Positions and Offices                    Positions and Offices
      Business Address                                         with Distributor                          with Registrant
      ----------------                                         ----------------                          ---------------
Michael E. Haylon                                      Director                                   Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                                   Director and Chairman                      Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer                                       Director, Executive Vice President         Vice President
56 Prospect Street                                     and Chief Financial Officer and
P.O. Box 150480                                        Treasurer
Hartford, CT 06115-0480

John F. Sharry                                         President,                                 Executive Vice President
56 Prospect St.                                        Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Robert S. Driessen                                     Vice President, Compliance                 Vice President and
56 Prospect Street                                                                                Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne                                       Senior Vice President, Mutual Fund         Secretary
101 Munson Street                                      Customer Service
P.O. Box 810
Greenfield, MA 01302-0810


Jacqueline M. Porter                                   Assistant Vice President,                  Assistant Treasurer
56 Prospect Street                                     Mutual Fund Tax

P.O. Box 150480
Hartford, CT 06115-0480

   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include herein described Series' investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Duff & Phelps Investment Management Co. is 55 East Monroe Street, Chicago, Illinois 60603; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.

ITEM 29.   MANAGEMENT SERVICES

   All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 30.   UNDERTAKINGS
   Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 25th day of February, 2002.



                                                                  PHOENIX SERIES FUND

ATTEST:      /s/ Pamela S. Sinofsky                               BY:   /s/ Philip R. McLoughlin
             --------------------------------------                     -------------------------------------
                Pamela S. Sinofsky                                         Philip R. McLoughlin
                Assistant Secretary                                        President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 25th day of February, 2002.


                   SIGNATURE                                                         TITLE
                   ---------                                                         ------
                                                                                     Trustee

------------------------------------------------
                Robert Chesek*
                                                                                     Trustee
------------------------------------------------
               E. Virgil Conway*
                                                                                     Treasurer (Principal
                                                                                     Financial and
             /s/ Nancy G. Curtiss                                                    Accounting Officer)
------------------------------------------------
               Nancy G. Curtiss
                                                                                     Trustee
------------------------------------------------
             Harry Dalzell-Payne*
                                                                                     Trustee
------------------------------------------------
             Francis E. Jeffries*
                                                                                     Trustee
------------------------------------------------
               Leroy Keith, Jr.*
                                                                                     Trustee and President
           /s/ Philip R. McLoughlin                                                  (Principal Executive Officer)
------------------------------------------------
             Philip R. McLoughlin
                                                                                     Trustee
------------------------------------------------

             Geraldine M. McNamara
                                                                                     Trustee

------------------------------------------------
              Everett L. Morris*
                                                                                     Trustee
------------------------------------------------
                James M. Oates*
                                                                                     Trustee
------------------------------------------------
              Herbert Roth, Jr.*
                                                                                     Trustee
------------------------------------------------
             Richard E. Segerson*
                                                                                     Trustee
------------------------------------------------
            Lowell P. Weicker, Jr.*

   By /s/ Philip R. McLoughlin
      -------------------------------------
   * Philip R. McLoughlin Attorney-in-fact pursuant to powers of attorney.

                                      S-1